UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-58433

Marshall Funds, Inc.

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

M&I Investment Management Corp.

111 East Kilbourn Avenue

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

August 31, 2006

Marshall Large-Cap Value Fund

Marshall Large-Cap Growth Fund

Marshall Mid-Cap Value Fund

Marshall Mid-Cap Growth Fund

Marshall Small-Cap Growth Fund

Marshall International Stock Fund

Marshall Government Income Fund

Marshall Intermediate Bond Fund

Marshall Intermediate Tax-Free Fund

Marshall Short-Term Income Fund

Marshall Government Money Market Fund

Marshall Prime Money Market Fund

Marshall Tax-Free Money Market Fund

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report—Commentary	Marshall Large-Cap Value Fund

Fund Managers:	Daniel P. Brown and Robert G. Cummisford
Began Investment Experience:	1990 and 1992, respectively
Analyst:	Casey J. Sambs

The Marshall Large-Cap Value Fund returned 11.99% for the fiscal year ended August 31, 2006 compared with 11.09% and 13.96% for the Lipper Large-Cap Value Funds Index and the Russell 1000® Value Index, respectively.

Forces such as rising interest rates, inflation fears, declining housing markets, and volatile energy and commodities prices influenced the market environment over the past 12 months. The Fund’s disciplined investment strategy remained focused on large, U.S. companies with proven earnings and revenue growth that trade at attractive valuations and offer the added benefit of attractive dividend yields.

In the past year, the Fund was helped by strong stock selection primarily in the Consumer Staples, Financials, and Information Technology sectors. Consumer Staples were sustained by the Fund’s overweight position in ethanol maker Archer-Daniels-Midland (1.0% of the Fund), which was up 85% during the year and contributed 73 basis points to Fund performance. Financial stocks performed well throughout much of the period, despite the Federal Reserve raising the Federal Funds rate seven times to 5.25%. The Fund held overweight positions in a variety of investment banks and commercial banks including Merrill Lynch (2.4% of the Fund, +30.3%), Goldman Sachs (1.2% of the Fund, +34.9%), and Wells Fargo (3.1% of the Fund, +20.4%). Strong performance from Information Technology companies Nvidia (0.0% of the Fund, +73.1%) and Lam Research (0.0% of the Fund, +52.2%) led to these positions being eliminated over the course of the year, as they appeared to no longer offer compelling values for the Fund. After a disappointing experience in the prior year, our patience in holding Telecommunication Services stocks was rewarded as the Fund’s holdings advanced 13.5% and Verizon (3.5% of the Fund) in particular rose 13%.

The Fund’s focus on value opportunities did not provide protection from “value traps.” Homebuilder Lennar (0.7% of the Fund) and home improvement retailer Home Depot (0.3% of the Fund) declined 28.1% and 14.1%, respectively, despite having attractive valuations. The effect of the housing market on these stocks was more severe than anticipated. These holdings continue to be monitored, but are expected to remain attractive long-term opportunities for shareholders.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/06
	Fund	LLCVFI	Russell 1000® VI
1-year	11.99%	11.09%	13.96%
5-year	5.39%	5.79%	8.70%
10-year	8.03%	8.87%	11.41%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/06
	Fund	LLCVFI	Russell 1000® VI
1-year (NAV)	11.99%	11.09%	13.96%
1-year (Offer)	5.55%
5-year (NAV)	5.39%	5.79%	8.70%
5-year (Offer)	4.15%

Since Inception
(12/31/98)
NAV	4.20%	4.14%	6.74%
Offer	3.40%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	7.0%
Consumer Staples	3.4%

Energy	13.5%
Financials	38.2%
Healthcare	7.7%
Industrials	5.8%

Information Technology	4.2%
Materials	5.0%
Telecommunication Services	6.3%
Utilities	6.7%

Short-Term Investments	9.8%
Other Assets & Liabilities	(7.6)%

Total	100.0%

Annual Report—Commentary	Marshall Large-Cap Growth Fund

Fund Manager:	Mary R. Linehan
Began Investment Experience:	1989
Analyst:	Alan K. Creech

For the 12 months ended August 31, 2006, the Fund’s total return was 2.86% compared with 1.49% and 3.68% for the Lipper Large-Cap Growth Funds Index and the Russell 1000® Growth Index, respectively.

Most sectors of the Russell 1000® Growth Index generated positive returns during this fiscal year; only Information Technology, -0.62%, and Consumer Discretionary, -3.59%, were down for the year. The top performing sectors were: Utilities up 31.01%, Materials up 15.08%, and Financials up 14.08%.

During the first half of the year, fear of a housing slowdown led to constant speculation by investors on when the Federal Reserve would be done raising rates. On top of this speculation, the Federal Reserve Governor Alan Greenspan retired and Ben Bernanke replaced him. The anticipated housing slowdown did not begin to materialize until springtime. In turn, the Federal Reserve finally stopped raising rates.

The Fund benefited from superior stock selection and good sector weighting. Five sectors within the Fund outperformed their respective sectors within the Index: Consumer Discretionary, Consumer Staples, Financials, Industrials, and Materials. Each sector had several securities that performed well for the Fund. Within the Financials sector, the standout performance came from Merrill Lynch (1.3% of the Fund) up 30.3% for the year. In the Consumer Discretionary sector the Fund’s holdings in J.C. Penney (1.4% of the Fund) up 34.8% and American Eagle Outfitters (0.5% of the Fund) up 36.7% contributed positively. Procter & Gamble (3.2% of the Fund) up 13.9%, was the largest contributor within the Consumer Staples sector. The Industrials sector had strong performances from Lockheed Martin (2.1% of the Fund) up 36.7% and Illinois Tool Works (1.3% of the Fund) up 10.5%. Despite the strong performance from Oracle (2.7% of the Fund) up 28.4%, the Information Technology sector detracted from the performance of the Fund as a result of stock selection within that sector.

Large-cap growth stocks have underperformed their mid-cap and small-cap counterparts for a number of years now. With rising interest rates and slowing global growth, large-cap growth stocks may become an increasing area of interest for investors going forward.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/06
	Fund	LLCGFI	Russell 1000® GI
1-year	2.86%	1.49%	3.68%
5-year	0.63%	0.96%	1.69%
10-year	5.73%	5.12%	5.91%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/06
	Fund	LLCGFI	Russell 1000® GI
1-year (NAV)	2.86%	1.49%	3.68%
1-year (Offer)	(3.05)%
5-year (NAV)	0.63%	0.96%	1.69%
5-year (Offer)	(0.56)%
Since Inception
(12/31/98)
NAV	(0.44)%	(2.20)%	(1.91)%
Offer	(1.20)%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	11.0%
Consumer Staples	9.9%

Energy	6.1%
Financials	10.2%
Healthcare	20.1%
Industrials	13.6%

Information Technology	25.7%
Materials	2.4%
Short-Term Investments	9.7%
Other Assets & Liabilities	(8.7)%

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Value Fund

Fund Manager:	Matthew B. Fahey
Began Investment Experience:	1980
Analysts:	Gregory S. Dirkse, CFA; Laura Hosbein, CFA; Leon D. Dodge, CFA

For the 12 months ended August 31, 2006, the Fund’s total return was 5.12%, compared with 12.36% and 7.76% for the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Index, respectively.

All ten of the economic sectors in the Russell Midcap® Value Index recorded positive results. The Fund recorded positive returns in seven of the ten sectors. The largest component in the Index, Financials, rose over 15%, and was led by the Real Estate Investment Trust (REIT) sub sector. The Fund avoided REIT stocks, as the Fund’s investment team remained consistent with their investment strategy to avoid sectors and securities that are considered to be overvalued. If REIT stocks were excluded, the Fund’s return was comparable for the sector.

Fund results also lagged in the Consumer Staples sector, for what the Fund did not own, as Archer- Daniels-Midland (0.0% of the Fund) was up 85%. An overweight position in Information Technology and strong stock picking propelled a significant positive variance versus the Index. The performance was broad based with a half dozen stocks advancing more than 15% and no holding in the segment down more than 9%. The Fund’s investment team continued to find good value in the Information Technology sector with many companies reflecting strong cash flow characteristics, attractive valuations and low investor expectations. The Industrials sector also demonstrated strong results up over 18% for the year, surpassing the 14% return in the Index. The Fund held an overweight position in the category with Manpower (1.6% of the Fund), Watson Wyatt (2.0% of the Fund), and CSX Corp. (1.0% of the Fund) all up over 30% during the year.

Bargains are not as plentiful as five years ago, but nonetheless the market always provides opportunities. Our watch list in the Consumer Discretionary and Energy sectors continues to grow while several long-time holdings such as: Northrup Grumman (0.0% of the Fund), RR Donnelley (0.0% of the Fund), CSX Corp. (1.0% of the Fund), Safeco Ins. (0.0% of the Fund), and Bausch & Lomb, Inc. (0.0% of the Fund) were sold as they reached price targets. The Fund’s investment team may consider investing in many of these companies again, but not until their stock prices reflect more favorable risk-reward ratios.

During the year, the Fund held five companies that received buyout or merger proposals. More of this activity is expected in the future due to low interest rates and ample liquidity in the market. The Fund continues to embrace its philosophy of purchasing out-of-favor, undervalued stocks and patiently waiting for the market to recognize the underlying value of the company.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/06
	Fund	RMCVI	LMCVFI
1-year	5.12%	12.36%	7.76%
5-year	10.68%	14.02%	10.92%
10-year	12.83%	13.93%	11.06%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/06
	Fund	RMCVI	LMCVFI
1-year (NAV)	5.12%	12.36%	7.76%
1-year (Offer)	(0.92)%
5-year (NAV)	10.68%	14.02%	10.92%
5-year (Offer)	9.38%
Since Inception
(12/31/98)
NAV	12.25%	11.57%	10.48%
Offer	11.39%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	13.3%
Consumer Staples	8.3%

Energy	4.9%
Financials	18.7%
Healthcare	9.4%
Industrials	11.1%

Information Technology	11.6%
Materials	6.5%
Telecommunication Services	4.4%
Utilities	6.8%

Short-Term Investments	16.3%
Other Assets & Liabilities	(11.3)%

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Growth Fund

Fund Managers:	James A. Stark, CFA and Kenneth S. Salmon
Began Investment Experience:	1987 and 1986, respectively
Analysts:	Patrick M. Gundlach and Gregory P. Baxter

The Marshall Mid-Cap Growth Fund returned 5.71% for the fiscal year ended August 31, 2006 compared with 6.00% and 6.60% for the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index, respectively.

Continued economic strength, strong corporate earnings and modest valuations led to good market returns for the first two thirds of the fiscal year. Strong worldwide economic growth, driven by strong growth in China, Brazil, and India, helped propel commodity prices higher. Rising energy and other commodity prices helped to drive strong returns in the Energy and Materials sectors of the market. The Industrials stocks were also beneficiaries of the strong worldwide economy.

Returns in the last third of the fiscal year were not as robust. Two years of Federal Reserve interest rate increases began to take their toll in May. The market became concerned with future economic growth and whether the Fed had gone too far in raising interest rates, increasing the probability of an economic recession. These fears were calmed in July as the Fed did not raise rates for the first time in two years and the markets responded positively to the prospects of decent corporate earnings and modest valuations.

The Fund continued to be broadly diversified throughout the year, limiting the effect of sector allocation on the relative returns versus the Index. A slight underweight in the Consumer sector, due to concerns regarding rising interest rates, the slowing housing market, and more disposable income being allocated to energy-related spending, provided a positive contribution to performance. This strategy was offset slightly by our underweight in the Materials and Utilities sectors, two sectors that are not traditionally the focus of growth funds.

Stock selection remained the main driver to relative performance during the fiscal year. Stock selection in Information Technology holdings, especially in the Semiconductors, Software and Services, and Consumer sectors, led the charge during the year. Examples included Akamai Technologies (1.2% of the Fund), MEMC Materials (1.1% of the Fund), Cognizant Technologies (0.9% of the Fund), Salesforce.com (0.0% of the Fund), and J.C. Penney (1.1% of the Fund). Unfortunately, stock selection in the Healthcare, Energy, and Industrials sectors negatively affected the Fund. Examples included Kinetic Concepts (0.0% of the Fund), Centene Corp. (0.0% of the Fund), Goodrich Corp. (0.0% of the Fund), and Patterson Energy (0.3% of the Fund).

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/06
	Fund	RMCGI	LMCGFI
1-year	5.71%	6.00%	6.60%
5-year	1.05%	7.55%	4.64%
10-year	7.12%	8.62%	6.39%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/06
	Fund	RMCGI	LMCGFI
1-year (NAV)	5.71%	6.00%	6.60%
1-year (Offer)	(0.36)%
5-year (NAV)	1.05%	7.55%	4.64%
5-year (Offer)	(0.13)%
Since Inception
(12/31/98)
NAV	4.11%	4.93%	4.62%
Offer	3.31%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	15.1%
Consumer Staples	4.3%

Energy	8.1%
Financials	7.8%
Healthcare	22.9%
Industrials	13.1%

Information Technology	18.4%
Materials	3.6%
Telecommunication Services	2.9%
Short-Term Investments	5.0%

Other Assets & Liabilities	(21.2)%

Total	100.0%

Annual Report—Commentary	Marshall Small-Cap Growth Fund

Fund Managers:	James A. Stark, CFA and Kenneth S. Salmon
Began Investment Experience:	1987 and 1986, respectively
Analysts:	Patrick M. Gundlach and Gregory P. Baxter

The Marshall Small-Cap Growth Fund returned 11.37% for the fiscal year ended August 31, 2006 compared with 6.00% and 3.28% for the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Index, respectively.

A solid economy contributed to good small cap returns during the first two thirds of the fiscal year and had a positive effect on Industrials stocks. In addition, strong worldwide growth, especially in Brazil, India, and China, increased demand for raw materials causing most commodity related prices to soar to new highs, benefiting those sectors most exposed to rising commodity prices, including the Energy and Materials sectors.

The situation changed in May. Two years of the Federal Reserve raising interest rates began to take its toll, draining liquidity out of the system. Rising interest rates had a negative effect on perceived riskier assets such as small cap stocks and the commodity markets. Many of the same sectors that had the best performance during the first part of the year had the most trouble during the last part of the year, including Industrials, Energy and Materials. The markets were calmed a bit in July as the Fed left interest rates unchanged for the first time in over two years. As a result, the focus again can shift to those companies with the strongest earnings growth.

The Fund continued to be broadly diversified throughout the fiscal year limiting the effects of sector weightings on the relative performance versus the Index. The Fund’s underweight in Materials and slight overweight in Information Technology had a marginally negative effect on performance. Fortunately, stock selection was the main driver to the Fund’s positive relative performance. Strong stock selection in Information Technology, Industrials, Financials, and Consumer sectors contributed nicely to the positive returns during the year. Examples included, Rackable Systems (0.5% of the Fund), Akamai Technologies (1.3% of the Fund), Acacia Research Corp. (0.6% of the Fund), BE Aerospace (1.3% of the Fund), Wesco Intl. (0.7% of the Fund) and Tower Group (1.0% of the Fund), which all were up more than 50% during the fiscal year. The Fund was negatively affected by modest underperformance in our Energy, Healthcare, and Consumer Staples stock selection. Examples included Gasco Energy (0.0% of the Fund), Toreador Resource Corp. (0.0% of the Fund), CV Therapeutics (0.0% of the Fund), and Health Grades (0.0% of the Fund).

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/06
	Fund	Russell 2000® GI	LSCGI
1-year	11.37%	6.00%	3.28%
5-year	8.21%	6.20%	5.03%
10-year	8.45%	4.48%	6.46%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/06
	Fund	Russell 2000® GI	LSCGI
1-year (NAV)	11.37%	6.00%	3.28%
1-year (Offer)	4.96%
5-year (NAV)	8.21%	6.20%	5.03%
5-year (Offer)	6.94%
Since Inception
(12/31/98)
NAV	7.22%	3.34%	6.23%
Offer	6.40%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	12.4%
Consumer Staples	2.8%

Energy	5.6%
Financials	11.0%
Healthcare	19.9%
Industrials	20.0%

Information Technology	19.9%
Materials	1.6%
Telecommunication Services	2.2%
Utilities	0.2%

Short-Term Investments	29.1%
Other Assets & Liabilities	(24.7)%

Total	100.0%

Annual Report—Commentary	Marshall International Stock Fund

Investment Adviser: Sub-advisers:	M&I Investment Management Corp. Acadian Asset Management, Inc. (since 2005) Trilogy Global Advisors, LLC (since 1999)

The Marshall International Stock Fund returned 23.90% for the fiscal year ended August 31, 2006 compared with 24.28% and 24.77% for the EAFE Index and the Lipper International Multi-Cap Growth Funds Index, respectively.

Despite a correction during May and June, non-U.S. markets remained in firmly positive territory for the one-year period ending August 31, 2006—demonstrating resilience against consistently elevated energy prices, inflationary pressures and other global concerns. Value stocks continued to outperform growth stocks during the fiscal year and the individual portfolios of the sub-advisers performed accordingly.

Trilogy holdings in the Energy, Financials, Telecommunication Services and Utilities sectors added the most relative value and an overweight allocation to Energy stocks also helped performance. Their holdings in Materials, Industrials, and Consumer Discretionary hurt performance along with their underweight in Materials stocks. Geographically, an underweight in the United Kingdom and exposure to emerging markets were positive as was stock selection in continental Europe. Conversely, Japanese and U.K. holdings underperformed. At the stock level, ABB (0.7% of the Fund), Yamada Denki (0.8% of the Fund), Petroleo Brasiliero (0.3% of the Fund), and Amvescap (0.7% of the Fund) were significant positive contributors to their performance while Vodafone (0.0% of the Fund), A.P. Moller-Maersk (0.0% of the Fund), and GEA Group (0.7% of the Fund) underperformed.

Acadian’s portfolio outperformed primarily due to stock selection and somewhat to country allocation. Their holdings benefited from stock selection in France, the U.K., Germany and Australia, as well as from overweighting the Netherlands and underweighting in Hong Kong. The active allocations to several emerging markets, including Russia and China, also helped. Stock selection was strong in Materials, Telecommunication Services, Industrials and Energy stocks. Sector weightings, however, were not positive overall, particularly the overweighting in Energy and the underweightings in Utilities and Information Technology. Stock selection detracted from return in Financials, particularly in the U.K. and Japan, as well as in Utilities, where the greatest underperformance was seen in Spain. During a period of wide market swings, the strongest performing quantitative factor was price momentum as investors were clearly following winners. Earnings trend was another unusually strong factor for the period. Valuation factors were more mixed, as the price-to-intrinsic value factor was positive, but other value factors performed less well than usual. Price to normalized earnings saw the lowest returns of any factor for the period. Investors responded more to measures of value based on fixed assets than those based on earnings, cash flow, or dividend discount models. Most quality factors underperformed their long-term history, again suggesting a risk-averse environment where price movements were of greatest concern to investors.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y) and Institutional Class (I))*
As of 8/31/06
	Fund	EAFE	LIMCGFI
1-year (Class Y)	23.90%	24.28%	24.77%
1-year (Class I)	24.14%	24.28%	24.77%
5-year (Class Y)	9.24%	11.82%	10.80%
5-year (Class I)	9.53%	11.82%	10.80%
10-year (Class Y)	7.18%	7.08%	8.39%
Since Inception
(9/1/99) (Class I)	5.89%	5.44%	5.64%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/06
	Fund	EAFE	LIMCGFI
1-year (NAV)	23.90%	24.28%	24.77%
1-year (Offer)	16.77%
5-year (NAV)	9.24%	11.82%	10.80%
5-year (Offer)	7.95%
Since Inception
(12/31/98)
NAV	6.32%	5.94%	6.50%
Offer	5.50%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	15.7%
Consumer Staples	6.4%

Energy	7.7%
Financials	30.3%
Healthcare	5.6%
Industrials	11.4%

Information Technology	7.6%
Materials	8.2%
Telecommunication Services	2.8%
Utilities	2.3%

Short-Term Investments	9.1%
Other Assets & Liabilities	(7.1)%

Total	100.0%

Annual Report—Commentary	Marshall Government Income Fund

Fund Manager:	Jason D. Weiner, CFA
Began Investment Experience:	1989
Analyst:	Ronald W. Tesmond

The Marshall Government Income Fund returned 2.57% for the fiscal year ended August 31, 2006 compared with 2.92% and 2.28% for the Lehman Brothers Mortgage-Backed Securities Index and the Lipper U.S. Mortgage Funds Index, respectively.

The Federal Reserve met eight times during the fiscal year and voted in the first seven meetings to raise Fed Funds by 25 basis points. As has been the theme throughout this tightening cycle, which began in June 2004, the Fed cited concerns over inflation as the primary driver of its monetary policy. Economic growth continued to expand during the fiscal year, with GDP coming in at 5.6% during the first quarter of 2006. Additionally, unemployment remained at or near its historical low for most of the period. Energy prices remained high with oil reaching over $70/barrel during the year. All these factors contributed to the Fed’s inflationary fears and subsequent rate decisions. The Fed finally decided to pause at the August 8, 2006 meeting, stating that it believed that economic growth would moderate as the full effects of the prior seventeen consecutive rate increases takes effect.

Yields on short securities benefited the greatest from the Fed’s policy. Over the course of the fiscal year, yields on short-term Treasuries, including the 3-month, 6-month and 2-year issues, increased 153, 140 and 96 basis points, respectively. Longer maturity securities did not fare as well, with the yield on the 10- and 30-year Treasuries up only 71 and 62 basis points, respectively. This disparity, which typically happens during an extended Fed tightening cycle, created a yield curve that was inverted on the short-end and flat in the intermediate and longer time periods.

The Marshall Government Income Fund performed well versus its benchmark and market peers by focusing on duration management and sector and security selection. First, the Fund strategically managed the duration to be shorter than that of the benchmark throughout most of the period. This strategy enhanced relative performance as rates increased. Next, the Fund made well-timed shifts between the Mortgage-Backed Securities sector and U.S. Treasuries, which also generated outperformance relative to market peers. Finally, security selection played a significant role in the Fund’s performance. As rates rose throughout the period, prepayment patterns on mortgage-backed securities vacillated considerably. The Fund took advantage of this by opportunistically trading between current coupon mortgages and premium mortgages.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/06
	Fund	LMI	LUSMI
1-year	2.57%	2.92%	2.28%
5-year	4.31%	4.70%	4.04%
10-year	5.63%	6.40%	5.63%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/06
	Fund	LMI	LUSMI
1-year (NAV)	2.34%	2.92%	2.28%
1-year (Offer)	(1.50)%
5-year (NAV)	4.07%	4.70%	4.04%
5-year (Offer)	3.28%
Since Inception
(12/31/98)
NAV	4.60%	5.65%	4.79%
Offer	4.08%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Asset-Backed Securities	1.2%
Collateralized Mortgage Obligations	10.3%

Corporate Bonds & Notes	5.1%
Mortgage-Backed Securities	66.1%
U.S. Treasury Bonds & Notes	57.3%
Short-Term Investments	37.3%

Other Assets & Liabilities	(77.3)%

Total	100.0%

Annual Report—Commentary	Marshall Intermediate Bond Fund

Fund Manager:	Jason D. Weiner, CFA
Began Investment Experience:	1989
Analysts:	Blane D. Dexheimer, CFA; Vincent S. Russo, CFA; Andrew M. Reed

The Marshall Intermediate Bond Fund returned 2.56% for the fiscal year ended August 31, 2006 compared with 1.87% and 1.99% for the Lehman Brothers Government/Credit Intermediate Index and the Lipper Short/Intermediate Investment Grade Debt Funds Index, respectively.

The fiscal year brought another round of tightening by the Federal Reserve, which continued to cite concerns over inflation, driven by strong economic growth and low unemployment, as the impetus for ongoing rate increases. Over the course of the fiscal year, the Fed met eight times and voted to increase rates at seven of those meetings. At its last meeting, the Fed indicated that economic growth would moderate and the full effects of the seventeen consecutive rate increases had yet to take hold. As a result, the Fed voted to pause and hold rates steady at 5.25%.

The shape of the yield curve changed considerably during the fiscal year. In the beginning, the curve exhibited a normal upward sloping shape with the 30-year Treasury bond offering 90 basis points of additional yield over the 3-month Treasury bill. However, the curve became inverted over the period as short-term securities responded to higher Fed Funds rates faster than longer-term securities. At the end of the period, the 6-month Treasury bill offered 33 basis points of additional yield over a 2-year Treasury note. The curve was flat in the intermediate and longer parts of the curve with the 30-year Treasury bond offering a mere 10 basis points of additional yield over a 2-year Treasury note.

The Fund performed well versus its market benchmarks and peers throughout the fiscal year. The primary factor behind the performance was the diligent management of the Fund’s duration. The Fed was relatively transparent in the early part of the fiscal year with respect to its intention to continue raising rates. In response, the Fund shortened its duration relative to its benchmark and was able to mitigate principal losses as rates rose. The Fund also employed floating rate notes, which outperformed their fixed rate counterparts. Next, the Fund benefited from superior sector selection. The Fund initiated timely rotations between the corporate and mortgage sectors, which allowed the Fund to capture excess return versus the benchmark and market peers. On an individual security basis, the Fund benefited from its exposure to both Ford (0.7% of the Fund) and GM (0.0% of the Fund), both of which rebounded nicely on positive news surrounding labor negotiations and possible strategic alliances.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/06
	Fund	LGCI	LSIDF
1-year	2.56%	1.87%	1.99%
5-year	3.98%	4.47%	3.67%
10-year	5.38%	6.02%	5.22%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/06
	Fund	LGCI	LSIDF
1-year (NAV)	2.33%	1.87%	1.99%
1-year (Offer)	(1.51)%
5-year (NAV)	3.75%	4.47%	3.67%
5-year (Offer)	2.96%
Since Inception
(12/31/98)
NAV	4.49%	5.27%	4.47%
Offer	3.97%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Asset-Backed Securities	1.8%
Collateralized Mortgage Obligations	3.7%

Corporate Bonds & Notes	35.2%
Government Agencies	0.7%
Mortgage-Backed Securities	10.8%
U.S. Treasury Bonds & Notes	54.0%

Short-Term Investments	49.5%
Other Assets & Liabilities	(55.7)%

Total	100.0%

Annual Report—Commentary	Marshall Intermediate Tax-Free Fund

Fund Manager:	John D. Boritzke, CFA
Began Investment Experience:	1983
Analyst:	Andrew W. Tillman

The Marshall Intermediate Tax-Free Fund returned 2.12% for the fiscal year ended August 31, 2006 compared with 2.60% and 2.55% for the Lehman Brothers 7-Year General Obligations Bond Index and the Lipper Intermediate Municipal Debt Funds Index, respectively.

The latest fiscal year featured an additional seven instances of Federal Reserve monetary policy tightening, which pushed interest rates higher for all bonds except for the very longest maturity range (i.e., 20 years and beyond). For example, yield levels for a 2-year maturity municipal bond rose approximately 60 basis points, but the 20-year part of the yield curve declined by 1 basis point. Similar to last year, the configuration of the municipal yield curve continued to flatten, reaching the flattest shape ever recorded in municipal bond history. Since long-term municipal interest rates actually declined slightly, and yields for longer maturity bonds generally accrue at a higher rate than shorter bonds, the longest maturity bonds in the portfolio were the best performers.

Until the Federal Reserve tightening campaign ends, most bond total returns are likely to be constrained. Fortunately, it now appears the Fed is either done moving rates higher, or close to finished for this interest rate cycle. Led by a weaker housing market, the domestic economy shows signs of slowing. Bond market investors have tended to thrive in a slowdown, as inflationary expectations are re-evaluated in the form of declining yields.

Strategically, the Fund moved more investment dollars into the 4-6 year area of the yield curve. This positioning proved to be somewhat premature as longer maturity bonds performed better during the fiscal year. However, this strategy is expected to benefit from the recent changes in Federal Reserve policy in reaction to a slower economy. If the Federal Reserve lowers rates, history shows the yield curve normally regains a positively sloped shape.

The fiscal health of municipal issuers continued to improve after three years of solid economic growth. Little yield distinction in the marketplace is now given to riskier credits because of the tremendous tailwind of increasing tax revenue flowing into municipal coffers. Consequently, the risk/return trade-off that always factors into individual bond selection dictates a cautious approach looking ahead. While the best news may be behind us as it pertains to the financial conditions currently enjoyed by many sectors of government, the Fund remains overweight relative to the higher quality bonds in the market.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

Average Annual
Total Returns (Investor Class)*
As of 8/31/06
	Fund	L7GO	LIMDI
1-year	2.12%	2.60%	2.55%
5-year	3.57%	4.44%	3.79%
10-year	4.57%	5.47%	4.80%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Credit Ratings**
Sector	Fund
AAA	54.5%
AA	11.2%

A	2.5%
BBB	1.3%
NR	28.1%
Other Assets & Liabilities*	2.4%

Total	100.0%

* Includes short-term investments.

Annual Report—Commentary	Marshall Short-Term Income Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analyst:	Blane D. Dexheimer, CFA

The Marshall Short-Term Income Fund provided a total return of 3.92% for the fiscal year ended August 31, 2006 compared with 3.07% and 3.07% for the Merrill Lynch 1-3 Year U.S. Government/Corporate Index and the Lipper Short-Term Investment Grade Debt Fund Index, respectively.

The fiscal year brought another round of tightening by the Federal Reserve, which continued to cite concerns over inflation, driven by strong economic growth and low unemployment, as the impetus for ongoing rate increases. Over the course of the fiscal year, the Fed met eight times and voted to increase rates at seven of those meetings. At its last meeting, the Fed indicated that economic growth would moderate and the full effects of the consecutive rate increases have yet to take hold. As a result, the Fed voted to pause and hold rates steady at 5.25%.

As is often the case during a Fed tightening cycle, the yield curve took on an inverted shape as short-term bond yields responded quicker to changes in Fed Funds rates versus their longer maturity counterparts. The three and six month parts of the curve increased in the most dramatic fashion, up 153 and 139 basis points each. Two- and five-year Treasuries also increased in yield, up 96 and 83 basis points, respectively. The long end of the curve saw the slowest response to Fed tightening with the 30-year up only 62 basis points. The end result was an inverted curve on the short end, with the 6-month yielding 33 basis points more than the 2-year, and a flat curve in the intermediate and longer end, with the 30-year providing only 10 basis points of additional yield over the 2-year.

The Fund posted strong performance relative to its benchmark and peers by taking advantage of the opportunities that presented themselves as the yield environment changed. First the Fund maintained a shorter duration in anticipation of higher bond yields to minimize principal erosion as rates rose throughout the time period. Next, the Fund utilized higher-yielding sectors such as AAA rated asset-backed securities and collateralized mortgage obligations (CMOs) over lower-yielding Treasuries and Agencies. The Fund also maintained an allocation to a high-yield senior secured bank note fund, as the high yield sector outperformed the investment grade market over the fiscal year.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/06
	Fund	ML13	LSTIDI
1-year	3.92%	3.07%	3.07%
5-year	3.08%	3.36%	2.83%
10-year	4.68%	5.08%	4.60%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/06
	Fund	ML13	LSTIDI
1-year (NAV)	3.69%	3.07%	3.07%
1-year (Offer)	1.61%
5-year (NAV)	2.84%	3.36%	2.83%
5-year (Offer)	2.43%
Since Inception
(10/31/00)
NAV	3.81%	4.33%	3.82%
Offer	3.46%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 2.00% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Asset-Backed Securities	6.3%
Collateralized Mortgage Obligations	24.5%

Corporate Bonds & Notes	25.2%
Government Agencies	15.1%
Mortgage-Backed Securities	0.9%
Mutual Funds	8.5%

Short-Term Investments	32.8%
Other Assets & Liabilities	(13.3)%

Total	100.0%

Annual Report—Commentary	Marshall Government Money Market Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analyst:	Blane D. Dexheimer, CFA

The Marshall Government Money Market Fund provided a total return of 4.16% for the fiscal year ended August 31, 2006 compared with 3.75% and 3.90% for the iMoney Net, Inc. Government Money Market Index and the Lipper U.S. Government Money Market Funds Index, respectively.

Throughout the fiscal year, the Fed continued to cite inflation, driven by strong economic growth and low unemployment, as its primary concern. A first quarter GDP reading of 5.6% and unemployment hovering around historical lows at 4.7% supported this concern. The Fed responded by voting to raise Fed Funds rates by 25 basis points at each of the first seven meetings of the fiscal year. Later in the year, however, the Fed began to see signs that economic growth was moderating. Additionally, the Fed indicated that the effects of seventeen consecutive 25 basis point rate increases had yet to fully take effect. In the end, the Fed voted to pause at the August 8 meeting and hold Fed Funds rates at 5.25%, bringing to an end a two-year cycle of tightening.

As often happens during a tightening cycle, yields on shorter duration securities rose at a faster rate than those of their longer maturity counterparts. The yield on the 3-month and 6-month T-Bills increased 153 basis and 140 basis points, respectively, versus 83 basis points for the 5-year Treasury and 63 basis points for the 30-year. At the end of the fiscal year, the shape of the yield curve was inverted on the short-end, with the 6-month Treasury bill yielding 33 basis points more than the 2-year Treasury note. Further out, the curve took on a flat shape with the difference between the 2-year note and the 30-year bond being only 10 basis points.

The Fund performed well versus its peers by employing several strategies to take advantage of the changing slope of the yield curve. First, early in the year the Fed was very transparent with respect to its expectations for future rate increases. During this time period, the Fund shortened its average weighted maturity in anticipation of higher rates. This was additive to performance as the Fund was positioned to reinvest dollars in higher yielding securities as rates rose. Next, the Fund utilized floating rate notes, which also added to performance as rates increased. Finally, the Fund avoided the more expensive Treasury sector and focused on Agency securities, which offered a superior yield profile.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/06
	Fund	INGMMI	LUSGMMFI
1-year	4.16%	3.75%	3.90%
Since Inception
(5/17/04)	2.83%	2.44%	2.56%

Average Annual
Total Returns (Institutional Class)*
As of 8/31/06
	Fund	INGMMI	LUSGMMFI
1-year	4.42%	3.75%	3.90%
Since Inception
(5/28/04)	3.12%	2.46%	2.59%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Government Agencies	25.9%
Short-Term Investments	74.1%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Report—Commentary	Marshall Prime Money Market Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analyst:	Blane D. Dexheimer, CFA

The Marshall Prime Money Market Fund provided a total return of 4.25% for the fiscal year ended August 31, 2006 compared with 4.01% and 4.02% for the iMoney Net, Inc. Money Fund Report Averages Index and the Lipper Money Market Funds Index, respectively.

The Federal Reserve met eight times during the fiscal year ending August 31, 2006. Record high energy prices, strong economic growth and low unemployment created an environment where further tightening by the Fed was necessary to control inflation. First quarter GDP posted a robust reading of 5.6%, but was expected to and actually did come in much weaker for the second quarter, primarily driven by the ongoing strain of high oil prices. Over the course of its meeting schedule the Fed raised rates in the first seven meetings, but voted to pause at the final meeting of the fiscal year, ending at 5.25%.

The Fed’s actions had the greatest effect on short bonds. The yield on the 3-month and 6-month T-bills increased 153 basis and 140 basis points, respectively. Agency discount notes also increased significantly, up 159 and 153 basis points in the 60-day and 90-day time periods. On the credit side, A1/P1 Commercial Paper saw yield increases of 154 basis points in the 90-day time frame and 129 basis points for the 9-month time frame. At year-end, the yield curve was inverted on the short-end with the 6-month T-bill yielding 33 basis points more than the 2-year Treasury note. Further out the curve, the shape was extremely flat as evidenced by the meager 10 basis point difference between the 2-year Treasury note and the 30-year Treasury bond.

The Fund generated strong performance relative to its market benchmarks and peers by executing on several key strategies. First, as the Fed continued to signal rate increases, the Fund maintained a shorter average weighted maturity. As expectations for further rate increases waned, the Fund lengthened its average weighted maturity. Second, the Fund employed floating rate notes, which were helpful in a rising rate environment. Finally, the Fund opted to overweight A1/P1 Commercial Paper and AAA rated asset-backed securities in lieu of Treasuries and Agencies. At fiscal year end, Commercial Paper yielded 5.31% in the 90-day time period versus 5.21% for comparable maturity agency discount notes. AAA rated asset-backed securities were even more attractive with a 90-day yield of 5.34%.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y) and Institutional Class (I))*
As of 8/31/06
	Fund	MFRA	LMMFI
1-year (Class Y)	4.25%	4.01%	4.02%
1-year (Class I)	4.51%	4.01%	4.02%
5-year (Class Y)	2.05%	1.80%	1.81%
5-year (Class I)	2.30%	1.80%	1.81%
10-year (Class Y)	3.71%	3.41%	3.45%
Since Inception
(4/30/00) (Class I)	3.07%	2.55%	2.65%

Average Annual
Total Returns (Advisor Class)*
As of 8/31/06
	Fund	MFRA	LMMFI
1-year	3.94%	4.01%	4.02%
5-year	1.74%	1.80%	1.81%
10-year	3.40%	3.41%	3.45%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Certificates of Deposit	1.2%
Collateralized Loan Agreements	7.1%

Commercial Paper	23.3%
Corporate Bonds & Notes	6.4%
Notes-Variable	55.9%
Repurchase Agreements	5.4%

Trust Demand Notes	0.5%
Other Assets and Liabilities	0.2%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Report—Commentary	Marshall Tax-Free Money Market Fund

Fund Manager:	Craig J. Mauermann
Began Investment Experience:	1997
Analyst:	Scott Jennings

The Marshall Tax-Free Money Market Fund provided a total return of 2.84% for the fiscal year ended August 31, 2006 compared with 2.67% and 2.63% for the Lipper Tax Exempt Money Market Fund Index and the iMoney Net Fund Report Tax-Free National Retail Index, respectively.

Over the past year, the U.S. economy was strong, despite significant headwinds. The housing sector made most of the economic headlines as it shifted from overheated to slowdown mode. Several more months of economic data are necessary to determine whether the current pullback in housing production and pricing is just a summer event, or if it is the beginning of something more substantial for housing and the economy. Energy issues also made front-page news caused somewhat by the hurricanes of 2005 and the ongoing U.S. military operations in Iraq and Afghanistan. Housing and energy issues had the power to derail the U.S. economy, yet it has steamed ahead, albeit a bit slower. Unemployment has fallen, wages have risen, and consumer spending is strong. Commercial construction and business industrial investment remains robust. The U.S. government deficit has been falling, despite the current military spending, due to significant increases in taxable income for corporations and individual taxpayers.

During the Fund’s fiscal year, the Fed Funds rate moved from 3.50% to 5.25%, with the Fed in “pause” mode for the first time since June 2004. In response, managing the Fund was a tale of two halves. In the first half of the Fund year, the Federal Reserve rate increases were apparent. As a result, the Fund’s average maturity was maintained fairly short. During the summer months, the Fund’s average maturity was lengthened out a bit more as it became apparent that the Fed was near its end of rate increases.

The Fund remained widely diversified across sectors and industries, as little gain was expected by concentrating positions or from significant differences in credit quality. Credit spreads remain flat, but the market is often most healthy when a clear distinction exists between strong and weak credits. Notes and longer-term pieces of commercial paper have been added opportunistically whenever relative value has been identified, while maintaining the vast majority of assets in securities that reset daily or weekly. Additionally, the Fund’s maturity and holdings are adjusted throughout the year to position the Fund for normal seasonal trends that occur in the municipal market.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 14.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/06
	Fund	LTEMMFI	IMNTFNR
1-year	2.84%	2.67%	2.63%
Since Inception (9/22/04)	2.28%	2.10%	2.07%

Average Annual
Total Returns (Institutional Class)*
As of 8/31/06
	Fund	LTEMMFI	IMNTFNR
1-year	3.09%	2.67%	2.63%
Since Inception (6/29/05)	2.97%	2.55%	2.50%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Municipals	95.8%
Short-Term Investments	0.2%

Other Assets & Liabilities	4.0%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Explanation of the Indexes and Notes in the Commentary

The views expressed in the commentary are as of August 31, 2006 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector or the markets generally. Statements involving predictions, assessments, analyses or outlook for individual securities, industries, market sectors and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio managers’ forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund.

Marshall Large-Cap Value Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1996 to August 31, 2006, compared to the Russell 1000® VI and the LLCVFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the Russell 1000® VI and the LLCVFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the Russell 1000® VI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The Russell 1000® VI measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Performance returns for the LLCVFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Large-Cap Growth Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1996 to August 31, 2006, compared to the Russell 1000® GI and the LLCGFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the Russell 1000® GI and the LLCGFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the Russell 1000® GI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The Russell 1000® GI measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance returns for the LLCGFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Mid-Cap Value Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1996 to August 31, 2006, compared to the RMCVI and the LMCVFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the RMCVI and the LMCVFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the RMCVI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The RMCVI measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Performance returns for the LMCVFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Mid-Cap Growth Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1996 to August 31, 2006, compared to the RMCGI and the LMCGFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the RMCGI and the LMCGFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the RMCGI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The RMCGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Performance returns for the LMCGFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Small-Cap Growth Fund

*

This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1996† to August 31, 2006, compared to the Russell 2000® GI and the LSCGI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance

Explanation of the Indexes and Notes in the Commentary (continued)

returns for the Russell 2000® GI and the LSCGI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the Russell 2000® GI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The Russell 2000® GI measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Performance returns for the LSCGI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

***	Small-cap stocks are less liquid and more volatile than large-cap stocks.

†	The Marshall Small-Cap Growth Fund is the successor to a collective trust fund.

Marshall International Stock Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1996 to August 31, 2006, compared to the EAFE and the LIMCGFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the EAFE and the LIMCGFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the EAFE do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The EAFE is an unmanaged market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed and emerging markets outside of North America. Performance returns for the LIMCGFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

***	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Marshall Government Income Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1996 to August 31, 2006, compared to the LMI and the LUSMI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LMI and the LUSMI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the LMI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). Performance returns for the LUSMI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Intermediate Bond Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1996 to August 31, 2006, compared to the LGCI and the LSIDF. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance for the LGCI and the LSIDF assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the LGCI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Performance returns for the LSIDF do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Intermediate Tax-Free Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1996 to August 31, 2006, compared to the L7GO and the LIMDI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the L7GO and the LIMDI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Income generated by the Fund may be subject to the federal alternative minimum tax.

Performance returns for the L7GO do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission

Explanation of the Indexes and Notes in the Commentary (continued)

requires to be reflected in a mutual fund’s performance. The L7GO is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. Performance returns for the LIMDI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Short-Term Income Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1996 to August 31, 2006, compared to the ML13 and the LSTIDI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the ML13 and the LSTIDI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance returns for the ML13 do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. Performance returns for the LSTIDI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Government Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from May 17, 2004 (since inception) to August 31, 2006, compared to the INGMMI and the LUSGMMFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the INGMMI and the LUSGMMFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The INGMMI is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LUSGMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Prime Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1996 to August 31, 2006, compared to the MFRA and the LMMFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the MFRA and the LMMFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MFRA™ is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Tax-Free Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from September 22, 2004 (since inception) to August 31, 2006, compared to the LTEMMFI and the IMNTFNR. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LTEMMFI and the IMNTFNR assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The IMNTFNR is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LTEMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets at the close of business on August 31, 2006 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2006

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2006 (3/1/06-8/31/06).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Advisor				Investor				Institutional
Fund	Beginning account value 3/1/06	Ending account value 8/31/06	Annualized Expense Ratio	Expenses paid during period 3/1/06- 8/31/06(1)	Beginning account value 3/1/06	Ending account value 8/31/06	Annualized Expense Ratio	Expenses paid during period 3/1/06- 8/31/06(1)	Beginning account value 3/1/06	Ending account value 8/31/06	Annualized Expense Ratio	Expenses paid during period 3/1/06- 8/31/06(1)
Large-Cap Value
Actual	$1,000.00	$1,041.00	1.23%	$6.32	$1,000.00	$1,041.00	1.23%	$6.32	$—	$—	—%	$—
Hypothetical (5% return before expenses)	1,000.00	1,018.81	1.23	6.25	1,000.00	1,018.81	1.23	6.25	—	—	—	—
Large-Cap Growth
Actual	1,000.00	988.60	1.28	6.41	1,000.00	988.60	1.28	6.41	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,018.55	1.28	6.51	1,000.00	1,018.55	1.28	6.51	—	—	—	—
Mid-Cap Value
Actual	1,000.00	1,002.00	1.19	6.02	1,000.00	1,002.00	1.19	6.02	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,018.99	1.19	6.07	1,000.00	1,018.99	1.19	6.07	—	—	—	—
Mid-Cap Growth
Actual	1,000.00	955.00	1.30	6.42	1,000.00	955.00	1.30	6.42	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,018.43	1.30	6.63	1,000.00	1,018.43	1.30	6.63	—	—	—	—

(See Notes which are an integral part of the Financial Statements)

Expense Example (Unaudited) (continued)

	Advisor				Investor				Institutional
Fund	Beginning account value 3/1/06	Ending account value 8/31/06	Annualized Expense Ratio	Expenses paid during period 3/1/06- 8/31/06(1)	Beginning account value 3/1/06	Ending account value 8/31/06	Annualized Expense Ratio	Expenses paid during period 3/1/06- 8/31/06(1)	Beginning account value 3/1/06	Ending account value 8/31/06	Annualized Expense Ratio	Expenses paid during period 3/1/06- 8/31/06(1)
Small-Cap Growth
Actual	$1,000.00	$934.60	1.54%	$7.49	$1,000.00	$934.60	1.54%	$7.49	$—	$—	—%	$—
Hypothetical (5% return before expenses)	1,000.00	1,017.26	1.54	7.81	1,000.00	1,017.26	1.54	7.80	—	—	—	—
International Stock
Actual	1,000.00	1,069.10	1.48	7.74	1,000.00	1,069.10	1.48	7.74	1,000.00	1,070.90	1.23	6.44
Hypothetical (5% return before expenses)	1,000.00	1,017.52	1.48	7.55	1,000.00	1,017.52	1.48	7.54	1,000.00	1,018.78	1.23	6.28
Government Income
Actual	1,000.00	1,019.30	1.08	5.51	1,000.00	1,020.50	0.85	4.34	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,019.55	1.08	5.51	1,000.00	1,020.70	0.85	4.34	—	—	—	—
Intermediate Bond
Actual	1,000.00	1,021.50	0.96	4.91	1,000.00	1,022.60	0.73	3.74	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,020.14	0.96	4.91	1,000.00	1,021.30	0.73	3.74	—	—	—	—
Intermediate Tax-Free
Actual	—	—	—	—	1,000.00	1,016.70	0.67	3.43	—	—	—	—
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,021.60	0.67	3.43	—	—	—	—
Short-Term Income
Actual	1,000.00	1,024.70	0.85	4.32	1,000.00	1,025.90	0.62	3.16	—	—	—	—
Hypothetical (5% return before expenses)	1,000.00	1,020.73	0.85	4.32	1,000.00	1,021.88	0.62	3.15	—	—	—	—
Government Money Market
Actual	—	—	—	—	1,000.00	1,023.10	0.45	2.29	1,000.00	1,024.40	0.20	1.02
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,022.73	0.45	2.29	1,000.00	1,023.99	0.20	1.02
Prime Money Market
Actual	1,000.00	1,022.00	0.74	3.76	1,000.00	1,023.60	0.44	2.23	1,000.00	1,024.90	0.19	0.96
Hypothetical (5% return before expenses)	1,000.00	1,021.28	0.74	3.76	1,000.00	1,022.79	0.44	2.23	1,000.00	1,024.05	0.19	0.96
Tax-Free Money Market
Actual	—	—	—	—	1,000.00	1,015.60	0.45	2.29	1,000.00	1,016.80	0.20	1.02
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,022.73	0.45	2.29	1,000.00	1,023.99	0.20	1.02

(1)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Large-Cap Value Fund

Description	Shares	Value
Common Stocks — 97.8%

Consumer Discretionary — 7.0%

Apparel Retail — 0.5%
TJX Companies, Inc.	60,700	$ 1,623,725

Apparel, Accessories & Luxury Goods — 0.4%
Liz Claiborne, Inc.	31,800	1,188,366

Department Stores — 1.2%
Sears Holdings Corp. (2)	28,600	4,121,546

Home Improvement Retail — 0.3%
Home Depot, Inc.	28,000	960,120

Homebuilding — 0.7%
Lennar Corp.	50,100	2,246,484

Household Appliances — 1.2%
Black & Decker Corp.	25,500	1,877,820
Whirlpool Corp.	25,700	2,079,387

		3,957,207

Housewares & Specialties — 0.7%
Newell Rubbermaid, Inc.	91,200	2,461,488

Movies & Entertainment — 1.0%
News Corp.	171,000	3,254,130

Publishing — 0.3%
Gannett Co., Inc.	19,800	1,125,630

Restaurants — 0.7%
Brinker International, Inc.	43,900	1,688,833
Darden Restaurants, Inc.	13,900	492,060

		2,180,893

Total Consumer Discretionary		23,119,589

Consumer Staples — 3.4%

Agricultural Products — 1.0%
Archer-Daniels-Midland Co.	77,800	3,203,026

Packaged Foods & Meats — 0.2%
General Mills, Inc.	13,700	742,951

Tobacco — 2.2%
Altria Group, Inc.	56,200	4,694,386
Reynolds American, Inc.	16,800	1,093,176
UST, Inc.	32,400	1,712,664

		7,500,226

Total Consumer Staples		11,446,203

Energy — 13.5%

Integrated Oil & Gas — 9.5%
Chevron Corp. (1)	192,400	12,390,560
ConocoPhillips	183,400	11,633,062
Hess Corp. (1)	63,000	2,884,140
Marathon Oil Corp.	58,200	4,859,700

		31,767,462

Oil & Gas-Exploration and Production — 3.1%
Anadarko Petroleum Corp.	22,600	1,060,166
Apache Corp.	55,000	3,590,400
Devon Energy Corp. (1)	65,000	4,061,850
EOG Resources, Inc.	23,800	1,542,716

		10,255,132

Oil & Gas-Refining and Marketing — 0.9%
Valero Energy Corp.	51,000	2,927,400

Total Energy		44,949,994

Description	Shares	Value
Common Stocks (continued)

Financials — 38.2%

Asset Management & Custody Banks — 0.6%
Bank of New York Co., Inc.	55,100	$ 1,859,625

Diversified Banks — 6.8%
Comerica, Inc.	71,000	4,064,750
U.S. Bancorp	251,800	8,075,226
Wells Fargo & Co.	295,700	10,275,575

		22,415,551

Investment Banking & Brokerage — 8.8%
A.G. Edwards, Inc.	46,500	2,456,130
Goldman Sachs Group, Inc. (1)	26,500	3,939,225
Lehman Brothers Holdings, Inc.	113,600	7,248,816
Merrill Lynch & Co., Inc.	108,500	7,978,005
Morgan Stanley	120,300	7,914,537

		29,536,713

Multi-Line Insurance — 1.3%
Hartford Financial Services Group, Inc.	49,300	4,232,898

Other Diversified Financial Services — 7.2%
Bank of America Corp.	217,700	11,205,019
Citigroup, Inc.	236,000	11,646,600
JPMorgan Chase & Co.	29,800	1,360,668

		24,212,287

Property & Casualty Insurance — 6.0%
Chubb Corp.	83,300	4,178,328
Cincinnati Financial Corp.	43,700	2,039,042
Fidelity National Financial, Inc.	15,400	619,542
First American Corp.	34,600	1,405,452
Old Republic International Corp.	49,000	1,024,100
St. Paul Travelers Companies, Inc.	185,500	8,143,450
W.R. Berkley Corp.	70,750	2,476,250

		19,886,164

Real Estate Investment Trusts — 0.8%
Archstone-Smith Trust	27,500	1,462,450
ProLogis	18,500	1,044,510

		2,506,960

Regional Banks — 6.7%
BB&T Corp.	93,400	3,997,520
Fifth Third Bancorp	103,300	4,063,822
KeyCorp	103,679	3,814,350
National City Corp. (1)	111,700	3,862,586
PNC Financial Services Group	57,700	4,084,583
TCF Financial Corp.	90,500	2,359,335

		22,182,196

Total Financials		126,832,394

Healthcare — 7.7%

Biotechnology — 1.0%
Amgen, Inc. (1)(2)	23,900	1,623,527
Gilead Sciences, Inc. (2)	25,700	1,629,380

		3,252,907

Healthcare Distributors — 0.1%
McKesson Corp.	6,600	335,280

Healthcare Services — 0.1%
Express Scripts, Inc. (2)	4,900	411,992

Healthcare Technology — 0.5%
IMS Health, Inc.	61,000	1,664,690

Managed Healthcare — 0.5%
WellPoint, Inc. (2)	23,400	1,811,394

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Pharmaceuticals — 5.5%
Abbott Laboratories	26,000	$ 1,266,200
Bristol-Myers Squibb Co.	137,900	2,999,325
Johnson & Johnson	27,700	1,791,082
King Pharmaceuticals, Inc. (1)(2)	24,600	399,012
Pfizer, Inc.	423,500	11,671,660

		18,127,279

Total Healthcare		25,603,542

Industrials — 5.8%

Aerospace & Defense — 2.3%
General Dynamics Corp.	11,500	776,825
L-3 Communications Holdings, Inc.	11,800	889,602
Lockheed Martin Corp.	19,700	1,627,220
Northrop Grumman Corp.	62,000	4,142,220

		7,435,867

Building Products — 0.6%
Masco Corp. (1)	76,800	2,105,088

Construction & Farm Machinery and Heavy Trucks — 1.2%
Cummins, Inc.	20,400	2,342,328
Deere & Co.	18,900	1,476,090

		3,818,418

Industrial Machinery — 0.9%
Eaton Corp.	46,800	3,112,200

Railroads — 0.8%
Burlington Northern Santa Fe Corp.	16,500	1,104,675
Norfolk Southern Corp.	39,200	1,675,016

		2,779,691

Total Industrials		19,251,264

Information Technology — 4.2%

Communications Equipment — 1.2%
Motorola, Inc.	175,000	4,091,500

Computer Hardware — 1.7%
Hewlett Packard Co.	144,900	5,297,544
International Business Machines Corp.	4,300	348,171

		5,645,715

Computer Storage & Peripherals — 0.4%
Western Digital Corp. (1)(2)	72,300	1,323,090

Data Processing & Outsourced Services — 0.4%
Fiserv, Inc. (2)	26,600	1,174,922

Systems Software — 0.5%
Microsoft Corp.	63,700	1,636,453

Total Information Technology		13,871,680

Materials — 5.0%

Commodity Chemicals — 0.7%
Lyondell Chemical Co.	90,500	2,351,190

Diversified Chemicals — 1.0%
Dow Chemical Co.	60,900	2,322,117
Eastman Chemical Co.	16,800	881,160

		3,203,277

Diversified Metals & Mining — 2.0%
Freeport-McMoRan Copper & Gold, Inc.	43,000	2,503,030

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Materials (continued)

Diversified Metals & Mining (continued)
Phelps Dodge Corp.	45,400	$ 4,063,300

		6,566,330

Forest Products — 0.3%
Louisiana-Pacific Corp.	59,100	1,155,996

Metal & Glass Containers — 0.2%
Ball Corp.	15,600	629,304

Steel — 0.8%
Nucor Corp.	10,600	518,022
United States Steel Corp.	39,300	2,286,081

		2,804,103

Total Materials		16,710,200

Telecommunication Services — 6.3%

Integrated Telecommunication Services — 6.3%
AT&T, Inc.	274,900	8,557,637
Citizens Communications Co.	41,500	572,285
Verizon Communications	330,300	11,619,954

Total Telecommunication Services		20,749,876

Utilities — 6.7%

Electric Utilities — 2.5%
Entergy Corp.	35,900	2,787,635
FirstEnergy Corp.	26,800	1,529,208
Progress Energy, Inc.	91,000	4,034,030

		8,350,873

Gas Utilities — 0.7%
ONEOK, Inc.	63,400	2,426,318

Independent Power Producers & Energy Traders — 0.5%
TXU Corp.	24,800	1,642,008

Multi-Utilities — 3.0%
CenterPoint Energy, Inc.	172,100	2,486,845
Energy East Corp.	98,900	2,398,325
OGE Energy Corp.	66,700	2,483,908
TECO Energy, Inc. (1)	156,000	2,460,120

		9,829,198

Total Utilities		22,248,397

Total Common Stocks (identified cost $288,117,903)		324,783,139

Short-Term Investments — 9.8%

Collateral Pool Investment for Securities on Loan — 7.8% (See Note 2 of the Financial Statements)		25,665,080
Repurchase Agreement — 2.0%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2006 to be repurchased at $6,745,408 on 9/1/2006, collateralized by a U.S. Government Agency Obligation with a maturity of 6/30/2020, with a market value of $6,951,703 (at amortized cost)	$6,744,425	6,744,425

Total Short-Term Investments (identified cost $32,409,505)		32,409,505

Total Investments — 107.6% (identified cost $320,527,408)		357,192,644
Other Assets and Liabilities — (7.6)%		(25,248,068)

Total Net Assets — 100.0%		$331,944,576

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Large-Cap Growth Fund

Description	Shares	Value
Common Stocks — 99.0%

Consumer Discretionary — 11.0%

Apparel Retail — 0.9%
Abercrombie & Fitch Co.	13,600	$ 877,608
American Eagle Outfitters, Inc.	29,000	1,120,270

		1,997,878

Apparel, Accessories & Luxury Goods — 1.0%
Coach, Inc. (2)	78,900	2,381,991

Automotive Retail — 0.3%
AutoZone, Inc. (2)	7,100	641,130

Computer & Electronics Retail — 1.1%
Best Buy, Inc.	55,400	2,603,800

Department Stores — 2.9%
J.C. Penney Co., Inc.	52,300	3,296,992
Kohl’s Corp. (2)	20,460	1,278,955
Sears Holdings Corp. (1)(2)	12,170	1,753,819

		6,329,766

Home Improvement Retail — 2.0%
Home Depot, Inc.	131,400	4,505,705

Homebuilding — 0.3%
D.R. Horton, Inc.	32,300	708,339

Motorcycle Manufacturers — 0.5%
Harley-Davidson, Inc. (1)	20,600	1,205,306

Restaurants — 1.7%
Brinker International, Inc.	23,800	915,586
McDonald’s Corp.	30,980	1,112,182
Starbucks Corp. (2)	28,680	889,367
YUM! Brands, Inc.	20,200	987,376

		3,904,511

Specialty Stores — 0.3%
Staples, Inc.	28,700	647,472

Total Consumer Discretionary		24,925,898

Consumer Staples — 9.9%

Agricultural Products — 0.5%
Archer-Daniels-Midland Co.	26,700	1,099,239

Household Products — 4.5%
Colgate-Palmolive Co.	35,500	2,125,030
Kimberly-Clark Corp.	11,000	698,500
Procter & Gamble Co.	117,650	7,282,535

		10,106,065

Hypermarkets & Supercenters — 0.7%
Wal-Mart Stores, Inc.	34,800	1,556,256

Packaged Foods & Meats — 1.0%
General Mills, Inc.	44,000	2,386,120

Soft Drinks — 2.1%
PepsiCo, Inc.	72,830	4,754,342

Tobacco — 1.1%
Altria Group, Inc.	31,300	2,614,489

Total Consumer Staples		22,516,511

Energy — 6.1%

Integrated Oil & Gas — 2.9%
ConocoPhillips	18,711	1,186,839
ExxonMobil Corp.	19,900	1,346,633
Hess Corp. (1)	26,400	1,208,592
Marathon Oil Corp.	17,625	1,471,688

Description	Shares	Value
Common Stocks (continued)

Energy (continued)

Integrated Oil & Gas (continued)
Occidental Petroleum Corp.	27,800	$ 1,417,522

		6,631,274

Oil & Gas-Drilling — 0.7%
Patterson-UTI Energy, Inc.	26,500	726,100
Unit Corp. (2)	15,020	791,704

		1,517,804

Oil & Gas-Exploration and Production — 1.9%
Apache Corp.	16,900	1,103,232
EOG Resources, Inc.	25,200	1,633,463
XTO Energy, Inc.	35,200	1,611,104

		4,347,799

Oil & Gas-Refining and Marketing — 0.6%
Valero Energy Corp.	22,000	1,262,800

Total Energy		13,759,677

Financials — 10.2%

Asset Management & Custody Banks — 0.4%
Bank of New York Co., Inc.	26,600	897,750

Investment Banking & Brokerage — 3.6%
Goldman Sachs Group, Inc. (1)	20,500	3,047,325
Lehman Brothers Holdings, Inc.	11,000	701,910
Merrill Lynch & Co., Inc.	39,090	2,874,288
Morgan Stanley	19,700	1,296,063

		7,919,586

Multi-Line Insurance — 0.3%
Hartford Financial Services Group, Inc.	8,400	721,224

Other Diversified Financial Services — 1.2%
Bank of America Corp.	13,920	716,462
Citigroup, Inc.	25,700	1,268,295
JPMorgan Chase & Co.	18,700	853,842

		2,838,599

Property & Casualty Insurance — 0.8%
Fidelity National Financial, Inc.	31,700	1,275,291
St. Paul Travelers Companies, Inc.	14,500	636,550

		1,911,841

Real Estate Investment Trusts — 0.8%
ProLogis	33,810	1,908,913

Regional Banks — 1.4%
Synovus Financial Corp.	107,100	3,114,468

Specialized Finance — 1.2%
Moody’s Corp.	45,800	2,802,044

Thrifts & Mortgage Finance — 0.5%
MGIC Investment Corp.	17,800	1,030,086

Total Financials		23,144,511

Healthcare — 20.1%

Biotechnology — 6.4%
Amgen, Inc. (1)(2)	62,900	4,272,797
Biogen Idec, Inc. (2)	23,250	1,026,255
Genzyme Corp. (2)	46,700	3,092,941
Gilead Sciences, Inc. (2)	97,300	6,168,820

		14,560,813

Healthcare Distributors — 1.6%
AmerisourceBergen Corp.	15,400	680,064
Cardinal Health, Inc.	41,400	2,791,188
McKesson Corp.	3,800	193,040

		3,664,292

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Equipment — 2.3%
Boston Scientific Corp. (2)	26,600	$ 463,904
Medtronic, Inc. (1)	101,000	4,736,900

		5,200,804

Healthcare Services — 2.1%
Caremark Rx, Inc. (1)	23,400	1,355,796
Express Scripts, Inc. (2)	13,900	1,168,712
Medco Health Solutions, Inc. (1)(2)	35,000	2,217,950

		4,742,458

Life Sciences Tools & Services — 0.6%
Applera Corp.	41,600	1,275,040

Managed Healthcare — 2.6%
Aetna, Inc.	43,120	1,607,082
Coventry Health Care, Inc. (2)	21,250	1,152,600
WellPoint, Inc. (2)	41,400	3,204,774

		5,964,456

Pharmaceuticals — 4.5%
Abbott Laboratories	16,500	803,550
Allergan, Inc.	15,700	1,798,592
Eli Lilly & Co. (1)	28,700	1,605,191
Johnson & Johnson	58,800	3,802,008
King Pharmaceuticals, Inc. (1)(2)	33,100	536,882
Wyeth	36,900	1,797,030

		10,343,253

Total Healthcare		45,751,116

Industrials — 13.6%

Aerospace & Defense — 5.8%
Boeing Co.	82,200	6,156,781
General Dynamics Corp.	20,000	1,351,000
Lockheed Martin Corp.	57,300	4,732,980
United Technologies Corp.	12,200	765,062

		13,005,823

Construction & Engineering — 0.8%
Fluor Corp.	22,300	1,927,166

Construction & Farm Machinery and Heavy Trucks — 2.2%
Caterpillar, Inc.	56,500	3,748,775
Cummins, Inc.	11,420	1,311,244

		5,060,019

Electrical Components & Equipment — 1.3%
Emerson Electric Co.	35,400	2,908,110

Industrial Conglomerates — 1.0%
3M Co.	32,700	2,344,590

Industrial Machinery — 1.9%
Illinois Tool Works, Inc.	67,400	2,958,860
Parker-Hannifin Corp.	19,000	1,406,950

		4,365,810

Railroads — 0.6%
Norfolk Southern Corp.	32,840	1,403,253

Total Industrials		31,014,771

Information Technology — 25.7%

Application Software — 1.5%
AutoDesk, Inc. (2)	62,600	2,175,976
Intuit, Inc. (2)	44,200	1,335,724

		3,511,700

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Communications Equipment — 4.6%
Cisco Systems, Inc. (2)	288,100	$ 6,335,319
Harris Corp.	27,300	1,199,016
Juniper Networks, Inc. (2)	52,800	774,576
Motorola, Inc.	95,970	2,243,779

		10,552,690

Computer Hardware — 3.8%
Apple Computer, Inc. (1)(2)	75,100	5,095,535
Hewlett Packard Co.	37,600	1,374,656
International Business Machines Corp.	26,500	2,145,705

		8,615,896

Computer Storage & Peripherals — 2.7%
EMC Corp. (2)	214,500	2,498,925
SanDisk Corp. (1)(2)	24,300	1,431,756
Seagate Technology (2)	45,400	1,010,150
Western Digital Corp. (2)	67,000	1,226,100

		6,166,931

Data Processing & Outsourced Services — 0.5%
Affiliated Computer Services, Inc. (1)(2)	20,100	1,031,934

Semiconductor Equipment — 0.3%
MEMC Electronic Materials, Inc. (2)	16,650	644,022

Semiconductors — 6.0%
Advanced Micro Devices, Inc. (1)(2)	45,300	1,132,047
Broadcom Corp. (2)	36,950	1,087,808
Freescale Semiconductor, Inc. (2)	47,100	1,455,861
Intel Corp.	225,500	4,406,270
NVIDIA Corp. (2)	23,900	695,729
Texas Instruments, Inc.	147,800	4,816,802

		13,594,517

Systems Software — 6.3%
Microsoft Corp.	331,300	8,511,097
Oracle Corp. (2)	390,300	6,108,195

		14,619,292

Total Information Technology		58,736,982

Materials — 2.4%

Diversified Metals & Mining — 1.8%
Freeport-McMoRan Copper & Gold, Inc.	43,500	2,532,135
Phelps Dodge Corp.	16,200	1,449,900

		3,982,035

Steel — 0.6%
Nucor Corp. (1)	29,400	1,436,778

Total Materials		5,418,813

Total Common Stocks (identified cost $211,444,691)		225,268,279

Short-Term Investments — 9.7%

Collateral Pool Investment for Securities on Loan — 8.6% (See Note 2 of the Financial Statements)		19,384,434

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Large-Cap Growth Fund (continued)

Description	Shares or Principal Amount	Value
Short-Term Investments (continued)

Repurchase Agreement — 1.1%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2006, to be repurchased at $2,599,837 on 9/1/2006, collateralized by a U.S. Government Agency Obligation with a maturity of 3/7/2022, with a market value of $2,729,675 (at amortized cost)	$2,599,458	$ 2,599,458

Total Short-Term Investments (identified cost $21,983,892)		21,983,892

Total Investments — 108.7% (identified cost $233,428,583)		247,252,171
Other Assets and Liabilities — (8.7)%		(19,827,099)

Total Net Assets — 100.0%		$227,425,072

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks — 95.0%

Consumer Discretionary — 13.3%

Advertising — 2.2%
Harte-Hanks, Inc.	277,000	$ 7,340,500
Interpublic Group of Cos., Inc. (1)(2)	758,400	6,962,112

		14,302,612

Apparel Retail — 1.6%
Ross Stores, Inc.	393,900	9,646,611

Auto Parts & Equipment — 1.4%
Johnson Controls, Inc.	117,300	8,437,389

Broadcasting & Cable TV — 2.0%
Clear Channel Communications, Inc.	415,000	12,051,600

Home Furnishings — 1.7%
Furniture Brands International, Inc. (1)	526,500	10,082,475

Home Improvement Retail — 1.7%
Sherwin-Williams Co.	198,000	10,224,720

Household Appliances — 1.7%
Snap-On Tools Corp.	240,230	10,498,051

Publishing — 1.0%
Tribune Co.	191,400	5,973,594

Total Consumer Discretionary		81,217,052

Consumer Staples — 8.3%

Brewers — 1.3%
Molson Coors Brewing Co.	116,500	8,189,950

Food Retail — 2.0%
Kroger Co. (1)	518,700	12,350,247

Hypermarkets & Supercenters — 0.8%
BJ’s Wholesale Club, Inc. (2)	174,600	4,600,710

Packaged Foods & Meats — 2.2%
Del Monte Foods Co.	1,185,000	13,153,500

Description	Shares	Value
Common Stocks (continued)

Consumer Staples (continued)

Soft Drinks — 2.0%
Coca-Cola Enterprises, Inc.	558,000	$ 12,443,400

Total Consumer Staples		50,737,807

Energy — 4.9%

Oil & Gas-Drilling — 1.4%
Noble Corp. (1)	126,000	8,239,140

Oil & Gas-Exploration and Production — 3.5%
Chesapeake Energy Corp.	137,400	4,337,718
Noble Energy, Inc. (1)	232,000	11,465,440
Pogo Producing Co.	132,400	5,879,884

		21,683,042

Total Energy		29,922,182

Financials — 18.7%

Asset Management & Custody Banks — 1.5%
State Street Corp.	144,400	8,923,920

Investment Banking & Brokerage — 1.2%
Bear Stearns Co., Inc. (1)	55,300	7,208,355

Life & Health Insurance — 1.9%
Protective Life Corp.	247,500	11,392,425

Property & Casualty Insurance — 6.6%
ACE Ltd.	238,900	12,867,154
Ambac Financial Group, Inc.	169,000	14,633,710
XL Capital Ltd.	187,000	12,274,680

		39,775,544

Regional Banks — 2.1%
City National Corp.	66,600	4,382,280
Zions Bancorp.	104,000	8,214,960

		12,597,240

Reinsurance — 2.3%
PartnerRe Ltd.	219,500	14,113,850

Specialized Finance — 1.4%
CIT Group, Inc.	191,000	8,606,460

Thrifts & Mortgage Finance — 1.7%
MGIC Investment Corp. (1)	182,000	10,532,340

Total Financials		113,150,134

Healthcare — 9.4%

Healthcare Distributors — 1.7%
AmerisourceBergen Corp.	231,500	10,223,040

Healthcare Facilities — 1.4%
Community Health Systems, Inc. (2)	213,900	8,290,764

Healthcare Services — 1.6%
Omnicare, Inc.	231,600	10,493,796

Healthcare Supplies — 1.0%
DENTSPLY International, Inc. (1)	186,700	6,082,686

Healthcare Technology — 1.3%
IMS Health, Inc.	279,000	7,613,910

Life Sciences Tools & Services — 1.2%
Fisher Scientific International, Inc. (1)(2)	92,200	7,212,806

Pharmaceuticals — 1.2%
Biovail Corp.	450,600	7,362,804

Total Healthcare		57,279,806

Industrials — 11.1%

Aerospace & Defense — 1.4%
Alliant Techsystems, Inc. (1)(2)	115,000	8,796,350

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Construction & Farm Machinery and Heavy Trucks — 1.0%
Cummins, Inc.	50,400	$ 5,786,928

Diversified Commercial & Professional Services — 1.0%
Aramark Corp.	187,800	6,157,962

Environmental & Facilities Services — 1.0%
Republic Services, Inc.	163,000	6,321,140

Human Resource & Employment Services — 3.8%
Manpower, Inc.	168,400	9,954,124
Watson Wyatt & Co. Holdings (1)	312,390	12,389,387

		22,343,511

Industrial Conglomerates — 1.0%
ITT Corp.	128,000	6,265,600

Railroads — 1.0%
CSX Corp.	200,000	6,044,000

Trucking — 0.9%
J.B. Hunt Transport Services, Inc. (1)	293,000	5,757,450

Total Industrials		67,472,941

Information Technology — 11.6%

Application Software — 2.7%
Cadence Design Systems, Inc. (1)(2)	500,000	8,215,000
Synopsys, Inc. (2)	418,600	7,936,656

		16,151,656

Computer Storage & Peripherals — 2.2%
Electronics for Imaging, Inc. (1)(2)	308,100	7,098,624
Lexmark International, Inc. (1)(2)	115,500	6,476,085

		13,574,709

Data Processing & Outsourced Services — 2.0%
Fiserv, Inc. (2)	136,400	6,024,788
Sabre Holdings Corp.	275,100	6,030,192

		12,054,980

Office Electronics — 1.5%
Xerox Corp. (2)	602,400	8,921,544

Semiconductor Equipment — 1.6%
Novellus Systems, Inc. (1)(2)	353,500	9,869,720

Semiconductors — 1.6%
Freescale Semiconductor, Inc. (2)	323,200	9,990,112

Total Information Technology		70,562,721

Materials — 6.5%

Metal & Glass Containers — 1.2%
Pactiv Corp. (2)	277,900	7,428,267

Paper Packaging — 3.1%
Packaging Corp. of America	428,000	9,903,920
Sealed Air Corp.	178,000	9,232,860

		19,136,780

Specialty Chemicals — 1.4%
Valspar Corp.	312,800	8,320,480

Steel — 0.8%
Nucor Corp. (1)	101,000	4,935,870

Total Materials		39,821,397

Telecommunication Services — 4.4%

Integrated Telecommunication Services — 2.5%
Citizens Communications Co.	782,800	10,794,812

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Telecommunication Services (continued)

Integrated Telecommunication Services (continued)
Windstream Corp.	369,424	$ 4,876,397

		15,671,209

Wireless Telecommunication Services — 1.9%
Alltel Corp.	210,000	11,384,100

Total Telecommunication Services		27,055,309

Utilities — 6.8%

Electric Utilities — 3.9%
Entergy Corp.	123,900	9,620,835
PPL Corp.	311,100	10,879,167
Progress Energy, Inc.	70,400	3,120,832

		23,620,834

Multi-Utilities — 2.9%
CMS Energy Corp. (2)	364,220	5,332,181
PNM Resources, Inc.	107,500	3,082,025
Xcel Energy, Inc.	455,000	9,464,000

		17,878,206

Total Utilities		41,499,040

Total Common Stocks (identified cost $495,971,995)		578,718,389

Short-Term Investments — 16.3%

Collateral Pool Investment for Securities on Loan — 11.2% (See Note 2 of the Financial Statements)		68,510,950

Repurchase Agreement — 4.9%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2006, to be repurchased at $29,546,665 on 9/1/2006, collateralized by a U.S. Government Agency Obligation with a maturity of 6/30/2020, with a market value of $30,441,970 (at amortized cost)	$29,542,336	29,542,336

U.S. Treasury Bill — 0.2%
4.740%, 9/21/2006	1,200,000	1,196,765

Total Short-Term Investments (identified cost $99,250,051)		99,250,051

Total Investments — 111.3% (identified cost $595,222,046)		677,968,440
Other Assets and Liabilities — (11.3)%		(69,086,777)

Total Net Assets — 100.0%		$608,881,663

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks — 96.2%

Consumer Discretionary — 15.1%

Apparel Retail — 2.2%
AnnTaylor Stores Corp. (2)	37,300	$ 1,484,540
Coldwater Creek, Inc. (1)(2)	53,300	1,464,151
Limited Brands, Inc.	36,200	931,426

		3,880,117

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Apparel, Accessories & Luxury Goods — 0.7%
Coach, Inc. (2)	40,100	$ 1,210,619

Broadcasting & Cable TV — 2.3%
Comcast Corp., Class A (1)(2)	79,100	2,768,500
Univision Communications, Inc. (2)	45,700	1,579,392

		4,347,892

Casinos & Gaming — 1.9%
International Game Technology	42,400	1,640,032
Scientific Games Corp., Class A (2)	61,400	1,784,898

		3,424,930

Computer & Electronics Retail — 0.8%
GameStop Corp. (1)(2)	32,900	1,437,072

Department Stores — 1.1%
J.C. Penney Co., Inc.	30,200	1,903,808

Home Furnishings — 0.7%
Tempur-Pedic International, Inc. (1)(2)	84,000	1,348,200

Hotels, Resorts & Cruise Lines — 1.6%
Hilton Hotels Corp.	53,700	1,367,739
Starwood Hotels & Resorts Worldwide, Inc.	26,800	1,427,368

		2,795,107

Leisure Facilities — 1.2%
LIFE TIME FITNESS, Inc. (2)	48,400	2,174,612

Leisure Products — 0.9%
Pool Corp. (1)	42,700	1,625,589

Motorcycle Manufacturers — 0.9%
Harley-Davidson, Inc. (1)	27,500	1,609,025

Specialty Stores — 0.8%
Office Depot, Inc. (2)	38,200	1,407,288

Total Consumer Discretionary		27,164,259

Consumer Staples — 4.3%

Agricultural Products — 1.2%
Archer-Daniels-Midland Co.	26,700	1,099,239
Corn Products International, Inc.	32,900	1,135,050

		2,234,289

Drug Retail — 1.5%
CVS Corp.	80,100	2,687,355

Household Products — 0.8%
Central Garden & Pet Co. (1)(2)	34,100	1,494,603

Packaged Foods & Meats — 0.8%
J.M. Smucker Co.	28,900	1,405,407

Total Consumer Staples		7,821,654

Energy — 8.1%

Coal & Consumable Fuels — 0.5%
Cameco Corp.	22,800	933,660

Oil & Gas-Drilling — 1.0%
ENSCO International, Inc.	14,600	652,474
Nabors Industries Ltd. (2)	18,700	614,856
Patterson-UTI Energy, Inc.	18,400	504,160

		1,771,490

Oil & Gas-Equipment and Services — 2.4%
BJ Services Co.	26,800	919,508

Description	Shares	Value
Common Stocks (continued)

Energy (continued)

Oil & Gas-Equipment and Services (continued)
Grant Prideco, Inc. (2)	14,200	$ 589,726
National-Oilwell Varco, Inc. (2)	18,300	1,194,990
Superior Energy Services, Inc. (2)	49,400	1,577,342

		4,281,566

Oil & Gas-Exploration and Production — 3.3%
Chesapeake Energy Corp.	60,400	1,906,828
Denbury Resources, Inc. (2)	72,000	2,232,720
XTO Energy, Inc.	41,600	1,904,032

		6,043,580

Oil & Gas-Storage and Transportation — 0.9%
Kinder Morgan Management LLC (2)	0	16
Williams Companies, Inc.	64,900	1,598,487

		1,598,503

Total Energy		14,628,799

Financials — 7.8%

Asset Management & Custody Banks — 2.1%
Affiliated Managers Group, Inc. (1)(2)	20,000	1,850,600
Nuveen Investments, Class A	43,000	2,052,820

		3,903,420

Investment Banking & Brokerage — 1.5%
A.G. Edwards, Inc.	29,400	1,552,908
GFI Group, Inc. (1)(2)	23,000	1,069,500

		2,622,408

Multi-Line Insurance — 1.1%
Genworth Financial, Inc.	55,300	1,903,979

Property & Casualty Insurance — 1.0%
Assured Guaranty, Ltd.	70,000	1,872,500

Real Estate Management & Development — 0.7%
CB Richard Ellis Group, Inc., Class A (2)	55,500	1,276,500

Specialized Finance — 1.4%
CBOT Holdings, Inc. (1)(2)	13,800	1,621,224
Chicago Mercantile Exchange Holdings, Inc.	2,000	880,000

		2,501,224

Total Financials		14,080,031

Healthcare — 22.9%

Biotechnology — 3.0%
Celgene Corp. (1)(2)	37,000	1,505,530
Cephalon, Inc. (1)(2)	16,100	918,022
Cubist Pharmaceuticals, Inc. (1)(2)	72,100	1,691,466
Theravance, Inc. (2)	45,000	1,194,300

		5,309,318

Healthcare Equipment — 4.4%
Advanced Medical Optics, Inc. (1)(2)	23,200	1,117,080
Baxter International, Inc.	37,000	1,642,060
C.R. Bard, Inc. (1)	14,800	1,112,664
Dade Behring Holdings, Inc.	32,900	1,332,121
Hologic, Inc. (1)(2)	32,400	1,399,032
ResMed, Inc. (1)(2)	31,000	1,261,080

		7,864,037

Healthcare Facilities — 3.4%
Brookdale Senior Living, Inc.	24,000	1,147,920
Manor Care, Inc.	26,100	1,362,420
Psychiatric Solutions, Inc. (1)(2)	68,000	2,176,680

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Facilities (continued)
Sunrise Senior Living, Inc. (2)	49,200	$ 1,451,892

		6,138,912

Healthcare Services — 4.2%
Caremark Rx, Inc. (1)	33,000	1,912,020
DaVita, Inc. (2)	31,100	1,814,996
Medco Health Solutions, Inc. (1)(2)	30,900	1,958,133
Quest Diagnostics, Inc.	28,400	1,825,552

		7,510,701

Healthcare Supplies — 0.8%
Haemonetics Corp. (2)	32,700	1,523,166

Healthcare Technology — 1.3%
IMS Health, Inc.	87,500	2,387,875

Life Sciences Tools & Services — 1.6%
Covance, Inc. (1)(2)	27,500	1,728,925
Millipore Corp. (2)	17,600	1,129,568

		2,858,493

Managed Healthcare — 1.8%
Humana, Inc. (2)	25,500	1,553,715
Wellcare Health Plans, Inc. (1)(2)	30,700	1,721,656

		3,275,371

Pharmaceuticals — 2.4%
Allergan, Inc.	14,800	1,695,488
Forest Laboratories, Inc. (2)	32,600	1,629,348
Shire PLC ADR	17,800	912,250

		4,237,086

Total Healthcare		41,104,959

Industrials — 13.1%

Aerospace & Defense — 2.4%
Precision Castparts Corp.	45,700	2,670,708
Rockwell Collins, Inc.	30,000	1,572,900

		4,243,608

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	22,600	1,035,532

Construction & Engineering — 1.7%
Fluor Corp.	18,300	1,581,486
Jacobs Engineering Group, Inc. (2)	17,500	1,524,075

		3,105,561

Construction & Farm Machinery and Heavy Trucks — 0.6%
Joy Global, Inc.	24,700	1,075,438

Diversified Commercial & Professional Services — 2.5%
Corporate Executive Board Co.	14,500	1,270,780
Dun & Bradstreet Corp. (2)	22,300	1,567,913
West Corp. (2)	32,900	1,585,122

		4,423,815

Electrical Components & Equipment — 1.8%
Rockwell Automation, Inc.	25,700	1,448,966
Roper Industries, Inc.	39,500	1,832,010

		3,280,976

Industrial Conglomerates — 2.7%
Harsco Corp.	21,800	1,734,408
ITT Corp.	31,200	1,527,240
Textron, Inc.	19,800	1,660,428

		4,922,076

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Industrial Machinery — 0.8%
Gardner Denver, Inc. (2)	40,500	$ 1,456,785

Total Industrials		23,543,791

Information Technology — 18.4%

Application Software — 0.8%
Transaction Systems Architects, Inc. (2)	41,700	1,383,189

Communications Equipment — 0.7%
Ciena Corp. (1)(2)	313,300	1,237,535

Computer Storage & Peripherals — 1.0%
Network Appliance, Inc. (2)	51,400	1,759,936

Consulting & Other Services — 0.9%
Cognizant Technology Solutions Corp. (2)	23,000	1,607,930

Data Processing & Outsourced Services — 2.9%
Alliance Data Systems Corp. (2)	25,800	1,303,932
Electronic Data Systems Corp.	48,500	1,155,755
Mastercard, Inc., Class A (2)	25,200	1,408,680
Paychex, Inc.	39,300	1,411,263

		5,279,630

Electronic Equipment Manufacturers — 3.7%
Agilent Technologies, Inc. (2)	31,300	1,006,608
Amphenol Corp., Class A	29,000	1,666,630
Corning, Inc. (2)	60,800	1,352,192
Molex, Inc.	41,100	1,498,917
Tektronix, Inc.	35,200	997,568

		6,521,915

Home Entertainment Software — 0.6%
Electronic Arts, Inc. (2)	22,500	1,146,825

Internet Software & Services — 2.1%
Akamai Technologies, Inc. (1)(2)	54,300	2,128,560
Webex Communications, Inc. (1)(2)	45,300	1,617,210

		3,745,770

Semiconductor Equipment — 2.7%
FormFactor, Inc. (2)	33,900	1,636,014
Lam Research Corp. (2)	33,000	1,412,070
MEMC Electronic Materials, Inc. (2)	48,900	1,891,452

		4,939,536

Semiconductors — 3.0%
Freescale Semiconductor, Inc. (1)(2)	50,500	1,550,350
Microchip Technology, Inc. (1)	40,100	1,369,816
Micron Technology, Inc. (1)(2)	97,900	1,691,712
Microsemi Corp. (1)(2)	29,700	824,769

		5,436,647

Total Information Technology		33,058,913

Materials — 3.6%

Fertilizers & Agricultural Chemicals — 0.8%
Monsanto Co.	31,800	1,508,592

Gold — 1.1%
Bema Gold Corp. (1)(2)	172,100	927,619
Meridian Gold, Inc. (2)	32,000	951,680

		1,879,299

Industrial Gases — 0.9%
Praxair, Inc.	28,000	1,607,480

Specialty Chemicals — 0.8%
Ecolab, Inc.	31,600	1,408,728

Total Materials		6,404,099

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Mid-Cap Growth Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Telecommunication Services — 2.9%

Wireless Telecommunication Services — 2.9%
America Movil S.A. de C.V. ADR	35,900	$ 1,339,429
American Tower Corp. (2)	38,700	1,387,782
Crown Castle International Corp. (1)(2)	42,600	1,463,736
NII Holdings, Inc. (2)	17,900	954,965

Total Telecommunication Services		5,145,912

Total Common Stocks (identified cost $149,174,750)		172,952,417

Short-Term Investments — 25.0%

Collateral Pool Investment for Securities on Loan — 20.4% (See Note 2 of the Financial Statements)		36,735,919

Repurchase Agreement — 4.3%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2006, to be repurchased at $7,796,432 on 9/1/2006, collateralized by a U.S. Government Agency Obligation with a maturity of 6/30/2020, with a market value of $8,033,298 (at amortized cost)	$7,795,295	7,795,295

U.S. Treasury Bill — 0.3%
4.992%, 9/21/2006 (3)(13)	500,000	498,645

Total Short-Term Investments (identified cost $45,029,859)		45,029,859

Total Investments — 121.2% (identified cost $194,204,609)		217,982,276
Other Assets and Liabilities — (21.2)%		(38,057,417)

Total Net Assets — 100.0%		$179,924,859

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks — 95.6%

Consumer Discretionary — 12.4%

Apparel Retail — 1.6%
bebe stores, inc.	70,900	$ 1,579,652
Coldwater Creek, Inc. (1)(2)	57,200	1,571,284

		3,150,936

Apparel, Accessories & Luxury Goods — 0.3%
Maidenform Brands, Inc. (2)	37,624	669,331

Automotive Retail — 0.4%
Monro Muffler Brake, Inc.	22,000	709,060

Casinos & Gaming — 0.9%
Scientific Games Corp., Class A (2)	59,200	1,720,944

Computer & Electronics Retail — 0.7%
GameStop Corp. (1)(2)	34,200	1,493,856

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Education Services — 1.7%
Bright Horizons Family Solutions, Inc. (1)(2)	40,000	$ 1,596,000
INVESTools, Inc. (2)	206,400	1,857,600

		3,453,600

General Merchandise Stores — 1.0%
Big Lots, Inc. (1)(2)	104,000	1,908,400

Home Furnishings — 0.7%
Tempur-Pedic International, Inc. (1)(2)	92,600	1,486,230

Homebuilding — 0.7%
Desarrolladora Homex ADR (2)	38,100	1,411,986

Housewares & Specialties — 0.5%
Lifetime Brands, Inc. (1)	45,300	904,188

Internet Retail — 0.6%
Blue Nile, Inc. (1)(2)	37,000	1,269,840

Leisure Facilities — 1.3%
LIFE TIME FITNESS, Inc. (2)	56,200	2,525,066

Leisure Products — 1.0%
Pool Corp. (1)	52,700	2,006,289

Restaurants — 0.5%
Benihana, Inc. (2)	39,200	1,013,320

Specialized Consumer Services — 0.5%
Dollar Thrifty Automotive Group, Inc. (2)	23,700	1,011,516

Total Consumer Discretionary		24,734,562

Consumer Staples — 2.8%

Food Distributors — 0.5%
Central European Distribution Corp. (1)(2)	46,300	1,066,289

Food Retail — 0.7%
Wild Oats Markets, Inc. (1)(2)	85,600	1,398,704

Household Products — 0.9%
Central Garden & Pet Co. (1)(2)	36,900	1,617,327

Packaged Foods & Meats — 0.7%
J.M. Smucker Co.	30,700	1,492,941

Total Consumer Staples		5,575,261

Energy — 5.6%

Oil & Gas-Drilling — 0.7%
Pioneer Drilling Co. (2)	100,000	1,409,000

Oil & Gas-Exploration and Production — 4.9%
BPZ Energy, Inc. (2)(7)	546,916	2,362,677
Contango Oil & Gas Co. (1)(2)	251,000	3,338,300
Denbury Resources, Inc. (2)	51,100	1,584,611
Exploration Co. of Delaware (1)(2)	208,700	2,448,051

		9,733,639

Oil & Gas-Storage and Transportation — 0.0%
Kinder Morgan Management LLC (2)	1	30

Total Energy		11,142,669

Financials — 11.0%

Asset Management & Custody Banks — 2.2%
Affiliated Managers Group, Inc. (1)(2)	22,300	2,063,419

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Asset Management & Custody Banks (continued)
Nuveen Investments, Class A	47,000	$ 2,243,780

		4,307,199

Consumer Finance — 1.0%
First Cash Financial Services, Inc. (2)	95,100	1,980,933

Insurance Brokers — 0.7%
U.S.I. Holdings Corp. (1)(2)	100,000	1,337,000

Investment Banking & Brokerage — 0.6%
GFI Group, Inc. (1)(2)	27,100	1,260,150

Life & Health Insurance — 0.6%
Delphi Financial Group, Inc.	28,900	1,123,632

Multi-Sector Holdings — 1.0%
PICO Holdings, Inc. (1)(2)	59,500	2,016,455

Property & Casualty Insurance — 2.7%
Amerisafe, Inc. (2)	114,900	1,235,175
Assured Guaranty, Ltd.	85,000	2,273,750
Tower Group, Inc.	68,500	1,997,460

		5,506,385

Real Estate Management & Development — 1.4%
CB Richard Ellis Group, Inc., Class A (2)	78,000	1,794,000
Trammell Crow Co. (2)	29,400	1,011,948

		2,805,948

Thrifts & Mortgage Finance — 0.8%
Triad Guaranty, Inc. (1)(2)	31,900	1,603,613

Total Financials		21,941,315

Healthcare — 19.9%

Biotechnology — 2.8%
Alexion Pharmaceuticals, Inc.	29,800	1,118,990
Cubist Pharmaceuticals, Inc. (1)(2)	79,800	1,872,108
Nektar Therapeutics (1)(2)	80,700	1,413,864
Theravance, Inc. (2)	48,400	1,284,536

		5,689,498

Healthcare Distributors — 0.8%
MWI Veterinary Supply, Inc. (2)	47,200	1,638,312

Healthcare Equipment — 4.3%
Cutera, Inc. (2)	60,000	1,393,200
Hologic, Inc. (1)(2)	35,700	1,541,526
NuVasive, Inc. (2)	78,800	1,620,128
ResMed, Inc. (1)(2)	34,400	1,399,392
The Spectranetics Corp. (2)	133,200	1,451,880
Volcano Corp. (2)	89,500	1,074,000

		8,480,126

Healthcare Facilities — 3.7%
Five Star Quality Care, Inc. (2)	190,000	1,947,500
Psychiatric Solutions, Inc. (1)(2)	76,800	2,458,368
Sun Healthcare Group, Inc. (2)	140,900	1,489,313
Sunrise Senior Living, Inc. (2)	53,100	1,566,981

		7,462,162

Healthcare Services — 2.3%
AMN Healthcare Services, Inc. (2)	75,600	1,814,400
Gentiva Health Services, Inc. (1)(2)	96,700	1,747,369
Healthways, Inc. (2)	19,700	1,016,914

		4,578,683

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Supplies — 0.9%
Inverness Medical Innovations, Inc. (1)(2)	53,300	$ 1,799,941

Healthcare Technology — 0.8%
Emageon, Inc. (1)(2)	99,000	1,525,590

Life Sciences Tools & Services — 3.0%
Bio-Rad Laboratories, Inc. (2)	16,800	1,233,288
ICON PLC ADR (2)	30,300	2,086,004
Illumina, Inc. (2)	19,300	650,024
PAREXEL International Corp. (2)	63,700	2,108,470

		6,077,786

Managed Healthcare — 1.3%
Wellcare Health Plans, Inc. (1)(2)	47,000	2,635,760

Total Healthcare		39,887,858

Industrials — 20.0%

Aerospace & Defense — 4.8%
AAR Corp. (1)(2)	89,900	2,005,669
BE Aerospace, Inc. (2)	106,100	2,531,546
Ladish Co., Inc. (2)	50,600	1,769,482
Moog, Inc., Class A (2)	58,800	1,919,820
TransDigm Group, Inc. (2)	68,000	1,538,840

		9,765,357

Air Freight & Logistics — 0.8%
Hub Group, Inc. (2)	65,600	1,528,480

Building Products — 1.2%
Ameron International Corp.	17,370	1,218,332
Chart Industries, Inc. (1)(2)	97,800	1,271,400

		2,489,732

Commercial Printing — 0.8%
Vistaprint, Ltd. (2)	68,100	1,670,493

Construction & Farm Machinery and Heavy Trucks — 0.6%
Joy Global, Inc.	25,500	1,110,270

Diversified Commercial & Professional Services — 3.7%
Acacia Research Corp. (2)	117,800	1,267,528
CBIZ, Inc. (2)	233,000	1,817,400
Teletech Holdings, Inc. (2)	135,900	2,052,090
The Advisory Board Co. (2)	43,500	2,210,670

		7,347,688

Electrical Components & Equipment — 0.7%
LSI Industries, Inc.	81,300	1,490,229

Human Resource & Employment Services — 0.7%
On Assignment, Inc. (2)	156,400	1,490,492

Industrial Machinery — 1.7%
Gardner Denver, Inc. (2)	44,700	1,607,859
Kadant, Inc. (2)	67,300	1,775,374

		3,383,233

Marine — 0.8%
American Commercial Lines, Inc. (1)(2)	32,100	1,685,250

Office Services & Supplies — 0.9%
American Reprographics Co. (1)(2)	57,900	1,767,108

Trading Companies & Distributors — 2.7%
H&E Equipment Services, Inc. (2)	34,500	899,415
Interline Brands, Inc. (2)	76,100	1,905,544
WESCO International, Inc. (1)(2)	22,500	1,316,250
Williams Scotsman International, Inc. (1)(2)	61,700	1,295,083

		5,416,292

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Trucking — 0.6%
Quality Distribution, Inc. (2)	78,400	$ 1,136,016

Total Industrials		40,280,640

Information Technology — 19.9%

Application Software — 3.5%
Aspen Technology, Inc. (1)(2)	170,000	1,897,200
Kenexa Corp. (2)	73,200	1,870,992
Open Solutions, Inc. (2)	58,400	1,725,136
Transaction Systems Architects, Inc. (2)	46,200	1,532,454

		7,025,782

Communications Equipment — 2.0%
Ciena Corp. (2)	291,200	1,150,240
Exfo Electro-Optical Engineering, Inc. (2)	140,800	739,200
Oplink Communications, Inc. (2)	105,000	2,061,150

		3,950,590

Computer Storage & Peripherals — 0.5%
Rackable Systems, Inc. (2)	39,500	1,096,520

Consulting & Other Services — 0.5%
Sykes Enterprises, Inc. (2)	47,440	954,018

Data Processing & Outsourced Services — 0.5%
Hypercom Corp. (2)	107,160	1,000,874

Electronic Manufacturing Services — 0.6%
Benchmark Electronics, Inc. (2)	49,200	1,227,048

Home Entertainment Software — 0.6%
THQ, Inc. (2)	47,300	1,220,340

Internet Software & Services — 6.5%
Akamai Technologies, Inc. (1)(2)	66,800	2,618,561
Digital River, Inc. (2)	47,300	2,295,942
Equinix, Inc. (1)(2)	25,100	1,447,517
Internap Network Services Corp. (1)(2)	110,500	1,320,475
The Knot, Inc. (1)(2)	57,200	996,424
TheStreet.com, Inc.	59,200	636,992
Webex Communications, Inc. (1)(2)	50,000	1,785,000
Website Pros, Inc. (2)	167,200	1,757,272

		12,858,183

Semiconductor Equipment — 2.1%
FormFactor, Inc. (2)	44,200	2,133,092
Rudolph Technologies, Inc. (2)	120,000	2,148,000

		4,281,092

Semiconductors — 2.3%
Cirrus Logic, Inc. (2)	220,600	1,614,792
Microsemi Corp. (2)	32,100	891,417
Silicon Motion Technology Corp. ADR (2)	140,000	2,072,000

		4,578,209

Systems Software — 0.8%
VASCO Data Security International, Inc. (1)(2)	181,900	1,637,100

Total Information Technology		39,829,756

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Materials — 1.6%

Gold — 1.6%
Bema Gold Corp. (1)(2)	205,000	$ 1,104,950
Kinross Gold Corp. (1)(2)	71,800	1,006,636
Meridian Gold, Inc. (2)	35,000	1,040,900

Total Materials		3,152,486

Telecommunication Services — 2.2%

Integrated Telecommunication Services — 1.3%
Cbeyond Communications, Inc. (1)(2)	110,400	2,620,896

Wireless Telecommunication Services — 0.9%
SBA Communications Corp. (2)	70,200	1,806,948

Total Telecommunication Services		4,427,844

Utilities — 0.2%

Water Utilities — 0.2%
Consolidated Water Co., Ltd.	17,725	496,477

Total Utilities		496,477

Total Common Stocks (identified cost $163,692,103)		191,468,868

Short-Term Investments — 29.1%

Collateral Pool Investment for Securities on Loan — 24.4% (See Note 2 of the Financial Statements)		48,700,991
Repurchase Agreement — 4.4%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2006, to be repurchased at $8,756,349 on 9/1/2006, collateralized by a U.S. Government Agency Obligation with a maturity of 6/30/2020, with a market value of $9,021,482 (at amortized cost)	$8,755,373	8,755,373

U.S. Treasury Bill — 0.3%
4.992%, 9/21/2006 (3)(13)	700,000	698,095

Total Short-Term Investments (identified cost $58,154,459)		58,154,459

Total Investments — 124.7% (identified cost $221,846,562)		249,623,327
Other Assets and Liabilities — (24.7)%		(49,477,388)

Total Net Assets — 100.0%		$200,145,939

International Stock Fund

Description	Shares	Value
Common Stocks — 98.0%

Australia — 3.5%
AXA Asia Pacific Holdings Ltd.	35,305	$ 176,558
Brambles Industries Ltd.	77,960	711,293
Caltex Australian Ltd.	63,804	1,115,072
CSL Ltd.	1,868	72,523
CSR Ltd.	69,493	167,132
Leighton Holdings Ltd.	52,250	790,278
Oxiana Ltd.	547,938	1,192,299
Promina Group Ltd.	49,544	222,422

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Australia (continued)
QBE Insurance Group Ltd. (1)	131,050	$ 2,387,352
Rio Tinto Ltd. (1)	100,987	5,624,706
Santos Ltd.	282,164	2,410,686
Zinifex Ltd.	33,773	306,850

		15,177,171

Austria — 0.1%
Voestalpine AG	9,648	365,625

Belgium — 0.9%
Delhaize Group	2,647	201,607
Dexia	31,737	815,230
KBC GROEP NV	26,000	2,799,697
Option NV (1)(2)	5,756	150,657

		3,967,191

Brazil — 0.3%
Petroleo Brasileiro SA, ADR	15,400	1,380,764

Canada — 0.6%
Husky Energy, Inc.	5,600	387,486
Imperial Oil Ltd.	15,000	564,417
IPSCO, Inc.	2,900	267,200
Teck Cominco Ltd. (2)	10,900	725,811
Telus Corp.	11,800	562,403

		2,507,317

China — 0.4%
PetroChina Co., Ltd.	1,698,000	1,914,746

Finland — 1.7%
Fortum Oyj	113,500	3,053,621
Metso Corp.	35,900	1,335,645
Nokia Oyj	140,450	2,941,978

		7,331,244

France — 7.3%
Air France-KLM	97,112	2,650,040
Alstom (2)	41,089	3,874,391
Axa	95,500	3,548,145
BNP Paribas SA (1)	91,537	9,727,765
Bouyhues SA	33,418	1,759,634
CNP Assurances	1,377	142,278
Credit Agricole SA (1)	28,064	1,140,107
Electricite de France (2)	59,773	3,400,837
Groupe Danone	3,792	521,762
L’Oreal SA	50	5,234
Societe Television Francaise (1)	86,800	2,776,759
Total SA	4,840	326,780
Vivendi Universal SA	39,151	1,346,750

		31,220,482

Germany — 12.5%
Allianz AG	54,883	9,307,379
BASF AG	9,969	821,609
Bayerische Hypo-und Vereinsbank AG	80,100	3,266,398
Bayerische Motoren Werke AG (1)	84,204	4,362,584
Commerzbank AG	143,645	5,024,041
Deutsche Boerse AG	357	54,084
Deutsche Lufthansa AG (1)	173,633	3,439,076
GEA Group AG	194,800	3,191,975
MAN AG	72,456	5,542,700
Merck KGaA	32,800	3,256,263
Metro AG (1)	64,528	3,792,902
Porsche AG, Pfd	282	289,103

Description	Shares	Value
Common Stocks (continued)

Germany (continued)
ProSiebenSat.1 Media AG	3,561	$ 95,623
Salzgitter AG	24,731	2,215,671
SAP AG	14,000	2,674,093
Solarworld AG	3,644	215,639
Stada Arzneimittel AG	74,700	3,645,286
ThyssenKrupp AG	75,746	2,579,376

		53,773,802

Greece — 0.7%
OPAP SA	84,900	3,019,445

Hong Kong — 3.0%
ASM Pacific Technology Ltd.	34,000	176,181
Cheung Kong Ltd.	171,000	1,888,701
China Mobile Ltd.	403,500	2,713,433
China Netcom Group Corp., Ltd.	201,500	353,916
CNOOC Ltd.	186,000	162,628
CNPC Hong Kong Ltd.	560,000	321,142
Hong Kong Exchanges & Clearing Ltd.	34,000	230,827
Hutchison Whampoa Ltd.	403,000	3,660,927
Solomon Systech International Ltd.	228,000	48,372
Sun Hung Kai Properties	263,500	2,873,097
Techtronic Industries Co., Ltd.	374,000	551,100
Television Broadcasts Ltd.	18,000	102,183

		13,082,507

Indonesia — 0.6%
PT Gundang Garam Tbk	1,075,934	1,194,562
PT Telekomunikasi Indonesia Tbk	1,705,750	1,481,305

		2,675,867

Italy — 3.4%
Banca Italease	58,600	2,809,321
Banca Monte dei Paschi di Siena SpA	18,080	110,141
Banco Popolare di Verona e Novara Scrl	21,551	641,106
Eni SpA (1)	30,784	943,773
Fondiaria-Sai SpA	11,605	491,230
IFIL — Investments SpA	51,780	317,095
Luxottica Group SpA	5,277	152,858
Marzotto SpA	5,633	26,752
Mediaset SpA	289,600	3,350,321
Mediobanca SpA (1)	178,891	3,914,501
SanPaolo IMI SpA	95,551	2,006,262

		14,763,360

Japan — 19.9%
ABC-MART, Inc.	21,435	503,945
ACOM Co., Ltd.	45,160	2,019,592
AEON CREDIT SERVICE Co., Ltd.	62,800	1,503,199
All Nippon Airways Co., Ltd. (1)	74,000	289,331
BROTHER INDUSTRIES, Ltd.	17,000	194,046
Canon, Inc.	153,550	7,638,587
Central Japan Railway Co.	396	4,283,998
Credit Saison Co., Ltd.	29,920	1,348,241
Daiei, Inc. (1)(2)	77,000	1,488,905
Daimaru, Inc.	108,000	1,333,038
Diamond Lease Co., Ltd.	4,300	194,131
Don Quijote Co., Ltd. (1)	65,700	1,343,158
Fuji Heavy Industries Ltd.	118,000	682,499
Fujikura Ltd.	111,000	1,311,444
Haseko Corp. (1)(2)	959,000	3,430,981
JFE Holdings, Inc.	36,400	1,482,107

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Japan (continued)
Jupiter Telecommunications Co., Ltd. (2)	2,805	$ 2,081,141
KDDI Corp.	80	528,132
Kenwood Corp.	81,000	146,275
Keyence Corp.	12,850	2,965,258
KOMATSU Ltd.	77,800	1,421,534
Komeri Co., Ltd.	59,300	2,055,888
Mazda Motor Corp.	32,000	204,983
Mitsubishi UFJ Financial Group, Inc.	239	3,257,379
Mizuho Financial Group, Inc.	299	2,417,062
NIKON Corp.	34,000	615,444
Nippon Electric Glass Co., Ltd.	98,972	2,402,745
NIPPON MINING HOLDINGS, Inc.	132,500	970,655
NIPPON OIL Corp.	74,000	562,273
Nippon Television Network Corp.	15,860	2,158,889
Nissan Diesel Motor Co., Ltd.	12,000	48,758
Nissan Motor Co., Ltd.	313,000	3,556,727
Nitori Co., Ltd.	37,300	1,737,987
PIONEER Corp.	124,800	2,386,609
Santen Pharmaceutical Co., Ltd.	3,400	83,845
SBI Holdings, Inc.	5,079	1,936,073
Seven & I Holdings Co., Ltd.	52,540	1,857,328
SFCG Co., Ltd.	1,380	273,191
Shin-Etsu Chemical Co., Ltd.	6,600	376,115
Sumikin Bussan Corp.	26,000	89,254
Sumisho Lease Co., Ltd.	4,000	219,771
Sumitomo Metal Industries, Ltd.	354,000	4,990,586
Sumitomo Mitsui Financial Group, Inc.	285	3,204,566
Suzuki Motor Corp. Ltd.	131,600	3,374,215
THK Co., Ltd.	50,104	1,216,375
Tokyo Electron Ltd.	36,900	2,426,577
TOKYO TEKKO Co., Ltd.	4,000	36,015
UFJ NICOS Co., Ltd.	291,645	1,910,431
Yamada Denki Co., Ltd.	30,100	3,230,632
YAMAHA Corp.	14,200	294,536
Yamaha Motor Co., Ltd.	39,300	1,047,821
YAMATO KOGYO Co., Ltd.	4,100	93,599

		85,225,871

Malaysia — 0.4%
British American Tobacco PLC	4,700	52,988
Bumiputra-Commerce Holdings Berhad	125,100	217,506
Digi.com Berhad	84,700	271,519
Genting Berhad	7,900	52,795
Resorts World Berhad	374,805	1,211,676
Shell Refining Co., Berhad	19,800	58,631

		1,865,115

Netherlands — 3.5%
Aegon NV	322,545	5,760,406
Heineken NV	61,391	2,847,956
ING Groep NV	148,394	6,416,380

		15,024,742

New Zealand — 0.0%
Fletcher Building Ltd.	5,933	33,703

Norway — 3.4%
Norsk Hydro ASA	164,360	4,237,691
Petroleum Geo-Services ASA (2)	68,600	3,569,978
Statoil ASA	123,100	3,319,922

Description	Shares	Value
Common Stocks (continued)

Norway (continued)
Yara International ASA	233,400	$ 3,442,668

		14,570,259

Poland — 0.1%
KGHM Polska Miedz SA	8,344	289,892

Russian Federation — 0.4%
GMK Norilsk Nickel, ADR	6,400	879,808
LUKOIL, ADR	8,841	739,992

		1,619,800

Singapore — 0.7%
Celestial NutriFoods Ltd.	129,000	129,512
Chartered Semiconductor Manufacturing Ltd. (2)	975,000	793,010
Cosco Corp. Ltd.	60,000	58,332
MobileOne Ltd.	49,000	63,517
SembCorp Industries Ltd.	38,000	84,029
Singapore Telecommunications Ltd.	1,032,603	1,633,792
United Overseas Bank Ltd.	22,000	218,078

		2,980,270

South Korea — 1.5%
Hana Financial Group, Inc.	19,720	850,301
Hyundai Motor Co. (2)	11,530	971,528
KT Corp. (2)	3,540	154,481
Samsung Electronics Co., Ltd.	4,110	2,779,050
Shinhan Financial Group Co., Ltd.	33,064	1,491,027

		6,246,387

Spain — 3.8%
ACS SA	115,141	5,164,426
Banco Santander Central Hispano SA	565,448	8,772,772
Telefonica SA	135,524	2,326,596

		16,263,794

Sweden — 2.0%
Atlas Copco AB, Class A	130,800	3,366,204
JM AB	27,600	430,369
Lindex AB	9,800	127,118
Nordea Bank AB	226,500	2,844,221
Skandinaviska Enskilda Banken AB, Class A (1)	66,600	1,723,174

		8,491,086

Switzerland — 5.5%
ABB Ltd.	226,822	3,012,991
Compagnie Financiere Richemont AG	56,186	2,674,980
Converium Holding AG	14,564	172,162
Credit Suisse Group	76,924	4,290,396
Geberit AG	107	124,660
Julius Baer Holding Ltd., AG	36,988	3,555,007
Nestle SA	10,679	3,672,167
Novartis AG-REG	68,084	3,885,852
Swiss Life Holding	1,534	371,084
Zurich Financial Services AG	7,572	1,725,593

		23,484,892

Taiwan — 1.6%
Advanced Semiconductor Engineering, Inc.	410,000	421,261
Compal Electronics	1,557,458	1,363,512
High Tech Computer Corp.	10,800	272,491
Hon Hai Precision Industry Co., Ltd.	228,026	1,285,818

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Taiwan (continued)
Nanya Technology Corp.	365,643	$ 255,088
Powerchip Semiconductor Corp.	1,021,000	675,049
Taiwan Semiconductor Manufacturing Co., Ltd.	1,520,209	2,684,910

		6,958,129

Thailand — 0.4%
Bangkok Bank PCL	577,900	1,691,565

Turkey — 0.9%
Dogan Sirketler Grubu Holding AS	296,292	1,264,304
Eregli Demir ve Celik Fabrikalari AS	107,659	525,542
Koc Holding AS	189,798	706,221
Petkim Petrokimya Holding AS	36,395	130,452
Tofas Turk Otomobil Fabrikasi	62,222	169,924
Tupras-Turkiye Petrol Rafinerileri AS	44,668	815,777
Turkcell Iletisim Hizmetleri	1	2
Vestel Elektronik Sanayi ve Ticaret AS	23,444	61,783

		3,674,005

United Kingdom — 18.5%
Alliance Boots PLC	21,943	322,128
Amvescap PLC	272,500	2,812,187
Antofagasta PLC	321,100	2,846,023
ARM Holdings PLC	1,404,800	3,176,336
Ashtead Group PLC	66,653	167,205
AstraZeneca PLC	150,281	9,740,291
AWG PLC	31,618	783,231
BHP Billiton PLC	26,323	501,704
British American Tobacco PLC	226,906	6,221,381
British Sky Broadcasting Group PLC	333,000	3,553,843
Capita Group PLC	38,410	400,046
Collins Stewart Tullett PLC	221,485	3,291,513
Diageo PLC	183,250	3,262,375
easyJet PLC (2)	27,266	240,760
Hays PLC	190,861	495,145
HSBC Holdings PLC	487,216	8,840,824
Imperial Tobacco Group PLC	7,300	251,582
Kingfisher PLC	697,300	3,133,358
Marks & Spencer Group PLC	221,312	2,496,731
Michael Page International PLC	14,497	95,299
National Grid PLC	207,682	2,522,888
NETeller PLC (2)	57,597	458,410
Next PLC	92,452	2,934,474
Prudential PLC	240,900	2,703,952
Royal Dutch Shell PLC, Class A	272,707	9,429,728
Smith & Nephew PLC	374,700	3,247,970
Tesco PLC	414,000	2,973,774
Xstrata PLC	53,200	2,388,547

		79,291,705

United States — 0.4%
News Corp. (1)	89,025	1,766,556

Venezuela — 0.0%
Compania Anonima Nacional Telefonos de Venezuela, ADR	3,100	60,791

Total Common Stocks (identified cost $367,618,249)		420,718,083

Description	Principal Amount	Value

Short-Term Investments — 9.1%

Collateral Pool Investment for Securities on Loan — 7.3% (See Note 2 of the Financial Statements)		$ 31,513,524

Repurchase Agreement — 1.8%
Agreement with IBT Corp., 4.500%, dated 8/31/2006, to be repurchased at $7,617,400 on 9/1/2006, collateralized by various U.S. Government Agency Obligations with various maturities to 11/25/2007, with a market value of $7,997,270 (at amortized cost)	$7,616,448	7,616,448

Total Short-Term Investments — 9.1% (identified cost $39,129,972)		39,129,972

Total Investments — 107.1% (identified cost $406,748,221)		459,848,055
Other Assets and Liabilities — (7.1)%		(30,296,037)

Total Net Assets — 100.0%		$429,552,018

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

International Stock Fund (continued)

Industry Division

Industry	Market Value	% of Total Net Assets
Airlines	$6,619,207	1.6%
Automobiles	13,660,324	3.2
Beverages	6,110,331	1.4
Chemicals	4,770,845	1.1
Commercial Banks	62,272,902	14.5
Commercial Services	1,868,988	0.4
Computers	1,636,003	0.4
Construction Materials	325,495	0.1
Cosmetics	5,234	0.0
Distribution/Wholesale	593,199	0.1
Diversified Financial Services	27,671,120	6.4
Diversified Holding Companies	9,140,522	2.1
Diversified Manufacturing	615,444	0.2
Electronics	19,915,705	4.6
Energy	215,639	0.1
Engineering & Construction	14,672,707	3.4
Entertainment	4,231,121	1.0
Food & Staple Retailing	11,291,724	2.6
Healthcare Products & Services	3,400,828	0.8
Home Furnishings	2,889,203	0.7
Insurance	33,424,941	7.8
Leisure Time	1,047,821	0.2
Lodging	52,795	0.0
Machinery	17,307,948	4.0
Media	19,168,136	4.5
Metals & Mining	27,311,362	6.4
Office & Business Equipment	7,638,588	1.8
Oil & Gas	33,232,141	7.7
Pharmaceuticals	20,684,061	4.8
Real Estate	4,761,799	1.1
Retail	24,735,725	5.8
Semiconductor Equipment & Products	10,656,784	2.5
Software	2,674,093	0.6
Telecommunications	13,179,004	3.1
Textiles	90,269	0.0
Tobacco	7,720,514	1.8
Transportation	4,342,330	1.0
Utilities	783,231	0.2

Total Common Stocks	420,718,083	98.0
Investment for Collateral Pool for Securities on Loan	31,513,524	7.3
Repurchase Agreement	7,616,448	1.8

Total Investments	459,848,055	107.1
Other Assets & Liabilities	(30,296,037)	(7.1)

Total Net Assets	$429,552,018	100.0%

Government Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 1.2%

Federal Home Loan Mortgage Corporation — 0.2%
5.584%, 8/25/2031, (Series T-32-A1) (4)(5)	$ 1,402,162	$ 1,409,365

Other Financial — 1.0%
Green Tree Home Improvement Loan Trust 1998-B, Class HEB1, 7.810%, 11/15/2029 (5)	3,710,325	3,724,246
Structured Asset Securities Corporation, 4.910%, 8/25/2034 (Series 2004-16XS-A2) (5)	2,000,868	1,990,776

		5,715,022

Total Asset-Backed Securities (identified cost $7,120,830)		7,124,387

Collateralized Mortgage Obligations — 10.3%

Federal Home Loan Mortgage Corporation — 3.7%
5.000%, 10/15/2029, REMIC (Series 2745-AY) (5)	5,000,000	4,861,745
5.000%, 10/15/2031, REMIC (Series 2543-LN)	4,578,734	4,506,619
5.000%, 5/15/2033, REMIC (Series 2791-BL) (5)	2,574,545	2,500,167
5.000%, 10/15/2034, REMIC (Series 2876-DQ)	634,068	629,221
5.000%, 4/15/2035, REMIC (Series 2963-ED)	2,604,043	2,387,874
5.500%, 10/15/2035, REMIC (Series 3058-WC)	4,194,048	4,196,400
6.500%, 10/15/2016, REMIC (Series 1702-PK) (5)	2,886,681	2,894,125

		21,976,151

Federal National Mortgage Association — 1.8%
4.000%, 10/25/2032, REMIC (Series 2003-28-GA)	531,701	499,194
5.000%, 10/25/2016, REMIC (Series 2003-16-PD) (5)	5,000,000	4,934,870
5.500%, 11/25/2035, REMIC (Series 2005-100-DA)	2,365,967	2,356,417
5.574%, 1/25/2031, REMIC (Series 2001-25-FA) (4)(5)	2,921,084	2,926,377

		10,716,858

Other Financial — 4.8%
Countrywide Home Loans, 5.750%, 3/25/2033 (Series 2003-J1-1A8) (5)	1,975,000	1,962,139
GSR Mortgage Loan Trust 2005-5F, Class 2A8, 5.500%, 6/25/2035 (5)	6,000,000	5,803,602
Master Asset Securitization Trust, 5.000%, 3/25/2034, REMIC (Series 2004-3-4A5) (5)	15,215,000	14,841,213
Residential Accredit Loans, Inc., 4.000%, 7/25/2033 (Series 2003-QR24-A5) (5)	2,007,462	1,957,716

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Income Fund (continued)

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Other Financial (continued)
Structured Asset Securities Corporation, 5.250%, 8/25/2033 (Series 2003-21-2A2) (5)	$ 3,572,984	$ 3,454,744

		28,019,414

Total Collateralized Mortgage Obligations (identified cost $61,747,458)		60,712,423

Corporate Bonds & Notes — 5.1%

Automotive & Related — 0.5%
DaimlerChrysler North America Holding Corp., 5.486%, 3/7/2007 (4)(5)	3,000,000	3,002,031

Banks — 0.9%
Suntrust Bank, 5.520%, 4/21/2008 (4)	5,000,000	5,004,640

Corporate-Other — 1.7%
HBOS Treasury Services PLC, 5.625%, 7/20/2009 (7)	10,000,000	10,099,420

Financial Services — 1.5%
SLM Corp. FRN, (Series MTNA), 5.529%, 9/15/2006 (4)(5)	4,000,000	4,000,200
SLM Corp. FRN, (Series MTNA), 5.625%, 7/27/2009 (4)(5)	5,000,000	5,008,045

		9,008,245

Insurance — 0.5%
HSB Capital I, Company Guarantee, 6.417%, 7/15/2027 (4)	3,000,000	3,003,699

Total Corporate Bonds & Notes (identified cost $29,962,650)		30,118,035

Mortgage-Backed Securities — 66.1%

Federal Home Loan Mortgage Corporation — 4.9%
3.750%, 3/15/2007 (1)(5)	15,000,000	14,874,630
5.000%, 8/1/2014 (5)	3,835,459	3,772,263
5.000%, 10/1/2033	3,733,300	3,594,862
5.500%, 11/1/2018 (5)	4,701,281	4,694,808
6.500%, 9/1/2016	297,180	302,563
7.000%, 11/1/2009	187,280	188,051
7.500%, 9/1/2013	109,494	114,157
7.500%, 4/1/2024	308,952	321,414
7.500%, 4/1/2027	171,736	178,690
8.000%, 8/1/2030	230,861	243,174
8.500%, 9/1/2024	163,605	175,760
9.000%, 6/1/2019	308,356	329,564
9.500%, 2/1/2025	237,878	257,470

		29,047,406

Federal National Mortgage Association — 58.1%
2.710%, 1/30/2007 (5)	15,000,000	14,839,200
5.000%, 5/1/2018 (1)	2,961,086	2,908,660
5.000%, 7/1/2035	5,389,654	5,164,690
5.000%, 9/1/2036 (6)	90,000,000	86,231,250
5.284%, 6/21/2007 (1)(4)(5)	10,000,000	10,002,180
5.500%, 1/1/2023	3,217,344	3,192,905
5.500%, 10/1/2024	3,699,615	3,666,466
5.500%, 2/1/2033 (1)	1,995,229	1,965,766
5.500%, 6/1/2035	6,622,625	6,501,417

Description	Principal Amount	Value
Mortgage-Backed Securities (continued)

Federal National Mortgage Association (continued)
5.500%, 9/1/2036 (6)	$135,000,000	$ 132,510,870
6.000%, 9/1/2013 (5)	1,324,796	1,336,644
6.000%, 10/1/2016	783,870	793,638
6.000%, 9/1/2036 (6)	60,000,000	60,075,000
6.500%, 9/1/2016	486,990	495,882
6.500%, 9/1/2016 (5)	942,900	960,115
6.500%, 8/1/2030 (1)	4,976,370	5,082,048
6.500%, 12/1/2031	308,247	314,215
7.000%, 12/1/2010 (5)	335,309	336,003
7.000%, 3/1/2029	438,413	452,326
7.000%, 7/1/2029 (5)	1,214,317	1,252,853
7.000%, 2/1/2030 (5)	998,831	1,030,529
7.500%, 12/1/2009 (5)	701,237	707,891
7.500%, 10/1/2030	197,437	204,441
8.000%, 10/1/2028 (5)	1,357,893	1,439,673
8.000%, 4/1/2030	349,523	369,323

		341,833,985

Government National Mortgage Association — 3.1%
5.000%, 4/15/2034	2,409,779	2,338,035
5.500%, 9/15/2033 (1)	6,091,824	6,042,292
6.000%, 12/20/2033 (1)	6,956,246	7,015,959
6.500%, 9/15/2032	1,030,346	1,054,526
7.000%, 6/15/2029	575,856	594,504
7.000%, 8/15/2031	314,982	325,102
8.500%, 6/15/2010	282,830	291,309
9.000%, 11/15/2009 (5)	444,942	453,337
9.000%, 1/15/2010	153,566	157,812
9.500%, 10/15/2024	111,040	121,260

		18,394,136
Total Mortgage-Backed Securities (identified cost $389,404,765)		389,275,527

U.S. Treasury Bonds & Notes — 57.3%
2.250%, 2/15/2007 (5)	30,000,000	29,623,830
2.625%, 11/15/2006 (5)	20,000,000	19,903,140
3.000%, 12/31/2006 (5)	40,000,000	39,723,440
3.125%, 1/31/2007 (5)	25,000,000	24,806,650
3.500%, 11/15/2006 (5)	10,000,000	9,969,540
3.625%, 6/30/2007 (5)	20,000,000	19,775,020
3.750%, 3/31/2007 (5)	40,000,000	39,696,880
3.875%, 9/15/2010 (1)	20,000,000	19,404,700
4.000%, 8/31/2007 (1)	10,000,000	9,906,260
4.000%, 4/15/2010 (1)	10,000,000	9,772,270
4.375%, 5/15/2007 (5)	20,000,000	19,910,160
4.375%, 1/31/2008 (1)	25,000,000	24,832,050
4.375%, 11/15/2008 (1)	20,000,000	19,844,540
4.500%, 2/15/2009 (1)	25,000,000	24,865,250
4.875%, 8/15/2016	25,000,000	25,291,025

Total U.S. Treasury Bonds & Notes (identified cost $337,864,672)		337,324,755
Total Investments in Securities — 140.0% (identified cost $826,100,375)		824,555,127
Short-Term Investments — 37.3%

Collateral Pool Investment for Securities on Loan — 26.7% (See Note 2 of the Financial Statements)		156,808,229

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Government Income Fund (continued)

Description	Principal Amount	Value

Short-Term Investments (continued)

Repurchase Agreement — 10.6%
Agreement with Morgan Stanley & Co., Inc., 5.250% dated 8/31/2006, to be repurchased at $62,595,841 on 9/1/2006, collateralized by U.S. Government Agency Obligations with various maturities to 6/30/2020, with a market value of $65,105,513 (at amortized cost)	$62,586,714	$ 62,586,714

Total Short-Term Investments (identified cost $219,394,943)		219,394,943

Total Investments — 177.3% (identified cost $1,045,495,318)		1,043,950,070
Other Assets and Liabilities — (77.3)%		(455,059,425)

Total Net Assets — 100.0%		$ 588,890,645

Intermediate Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 1.8%

Other Financial — 1.8%
Citibank Credit Card Issuance Trust 2002-A1, Class A1, 4.950%, 2/9/2009 (5)	$ 6,000,000	$ 5,992,266
Green Tree Home Improvement Loan Trust 1998-B, Class HEB1, 7.810%, 11/15/2029 (5)	4,328,713	4,344,954
Structured Asset Securities Corp. Trust 2004-16XS, Class A2, 4.910%, 8/25/2034 (4)	2,000,868	1,990,776

Total Asset-Backed Securities (identified cost $12,328,141)		12,327,996

Collateralized Mortgage Obligations — 3.7%

Federal Home Loan Mortgage Corporation — 2.2%
5.000%, 10/15/2029, (Series 2745-AY)	605,000	588,271
5.500%, 7/15/2032, (Series 2686-MH)	10,000,000	9,812,730
5.500%, 10/15/2035, (Series 3058-WC)	4,893,056	4,895,801

		15,296,802

Federal National Mortgage Association — 0.3%
5.500%, 11/25/2035, (Series 2005-100-DA)	2,365,967	2,356,418

Other Financial — 1.2%
CS First Boston Mortgage Securities Corp. 2003-11, Class 1A3, 4.500%, 6/25/2033	2,325,465	2,295,664
GSR Mortgage Loan Trust 2005-5F, Class 2A8, 5.500%, 6/25/2035 (5)	4,000,000	3,869,069

Description	Principal Amount	Value

Collateralized Mortgage Obligations (continued)

Other Financial (continued)
Prudential Home Mortgage Securities 1993-H, Class 2B, 6.980%, 9/28/2008 (4)	$ 35,390	$ 35,140
Residential Accredit Loans, Inc., Class A5, (Series 2003-QR24), 4.000%, 7/25/2033	2,007,461	1,957,716

		8,157,589

Total Collateralized Mortgage Obligations (identified cost $26,300,541)		25,810,809

Corporate Bonds & Notes — 35.2%

Aerospace/Defense — 0.3%
BAE Systems Holdings, Inc., Note, 4.750%, 8/15/2010 (7)	2,000,000	1,942,200

Automotive & Related — 0.6%
DaimlerChrysler North America Holding Corp., Company Guarantee, 5.486%, 3/7/2007 (4)(5)	4,000,000	4,002,708

Banks — 8.5%
Bank of America Corp., Sr. Unsecured Note, 5.566%, 8/2/2010 (4)	7,000,000	7,018,123
Citicorp, Sub. Note, (Series MTNF), 6.375%, 11/15/2008	7,000,000	7,171,080
CSFB, London, 7.900%, 5/1/2046 (7)	5,000,000	5,079,515
HBOS Treasury Services PLC, 5.625%, 7/20/2009 (7)	15,000,000	15,149,130
NationsBank Corp., Sub. Note, 7.800%, 9/15/2016	2,000,000	2,333,854
Suntrust Bank, 5.520%, 4/21/2008 (4)	5,000,000	5,004,640
U.S. Bank NA, Sr. Note, (Series BKNT), 4.400%, 8/15/2008	10,000,000	9,875,460
UBS Preferred Funding Trust, 8.622%, 10/1/2049	7,000,000	7,771,141

		59,402,943

Beverages & Foods — 1.8%
General Mills, Inc., Note, 3.875%, 11/30/2007 (5)	5,000,000	4,894,385
Kraft Foods, Inc., Note, 5.250%, 6/1/2007 (5)	5,000,000	4,989,055
Safeway, Inc., 5.830%, 3/27/2009 (4)	3,000,000	3,005,187

		12,888,627

Broker/Dealers — 2.7%
Lehman Brothers Holdings, 5.750%, 5/17/2013	5,000,000	5,062,305
Merrill Lynch & Co., Sr. Note, (Series MTNC), 3.000%, 4/30/2007 (5)	7,000,000	6,894,433
Morgan Stanley, Sr. Note, (Series MTNF), 5.623%, 1/18/2008 (4)(5)	7,000,000	7,014,973

		18,971,711

Construction Equipment — 0.6%
CRH America, Inc., Note, 6.950%, 3/15/2012	4,000,000	4,207,984

Corporate-Other — 0.7%
Core Investment Grade Bond, 4.659%, 11/30/2007 (4)	5,303,705	5,260,984

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Domestic & International Oil — 0.4%
Occidental Petroleum Corp., Note, 4.000%, 11/30/2007	$ 2,500,000	$ 2,461,663

Electrical Equipment — 0.7%
General Electric Co., Note, 5.000%, 2/1/2013	5,000,000	4,914,900

Entertainment — 0.7%
Walt Disney Co., 5.700%, 7/15/2011	5,000,000	5,074,735

Financial Services — 8.3%
American General Finance Corp., Note, (Series G), 4.500%, 11/15/2007 (1)	5,000,000	4,953,660
American General Finance Corp., Note, (Series G), 5.375%, 10/1/2012	2,500,000	2,478,740
Countrywide Home Loans, Global Bond, 2.875%, 2/15/2007 (5)	5,000,000	4,944,475
General Electric Capital Corp., Note, 5.311%, 3/4/2008 (4)	4,000,000	4,005,396
General Electric Capital Corp., Note, (Series MTNA), 6.125%, 2/22/2011 (1)	5,000,000	5,175,880
John Deere Capital Corp., Note, (Series MTND), 4.400%, 7/15/2009	6,000,000	5,872,140
National Rural Utilities Cooperative Finance Corp., Collateral Trust, 3.875%, 2/15/2008	4,000,000	3,924,804
Residential Capital Corp., 6.500%, 4/17/2013	4,000,000	4,040,748
Residential Capital Corp., Unsecured, 6.875%, 6/29/2007 (1)(4)	7,000,000	7,037,512
SLM Corp., (Series MTNA), 5.529%, 9/15/2006 (4)(5)	5,000,000	5,000,250
SLM Corp., Note, (Series MTNA), 5.625%, 4/10/2007 (5)	5,000,000	5,007,595
SLM Corp., Note, (Series MTNA), 5.625%, 7/27/2009 (4)	5,000,000	5,008,045

		57,449,245

Healthcare Providers & Services — 1.1%
United Healthcare Group, Unsecured, 5.318%, 3/2/2009 (4)	8,000,000	7,996,232

Home Builders — 1.1%
Centex Corp., Note, (Series MTN), 5.739%, 8/1/2007 (4)(5)	8,000,000	8,009,264

Insurance — 3.1%
AIG SunAmerica Global Financial, Bond, 5.850%, 8/1/2008 (7)	7,000,000	7,073,703
GE Global Insurance Holding, Note, 7.500%, 6/15/2010	4,825,000	5,162,871

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Insurance (continued)
HSB Capital I, Company Guarantee, 6.417%, 7/15/2027 (4)	$ 4,000,000	$ 4,004,932
Prudential Funding Corp., Note, (Series MTN), 6.600%, 5/15/2008 (7)	5,000,000	5,102,570

		21,344,076

Leasing — 0.3%
International Lease Finance Corp., Note, 4.500%, 5/1/2008	2,000,000	1,972,242

Media — 0.8%
Comcast Corp., Company Guarantee, 4.950%, 6/15/2016	6,000,000	5,544,456

Personal Credit — 0.7%
Ford Motor Credit Co., Sr. Note, 4.950%, 1/15/2008 (1)	5,000,000	4,853,925

Real Estate — 0.6%
Vornado Realty Trust, Bond, 5.625%, 6/15/2007	4,000,000	3,994,220

Retail-Department Stores — 0.6%
Target Corp., 5.875%, 7/15/2016	4,000,000	4,114,180

Short-Term Business Credit — 0.7%
CIT Group, Inc., Sr. Note, 3.650%, 11/23/2007	5,000,000	4,892,430

Telecommunications — 0.9%
Telecom Italia Capital, Note, 5.969%, 2/1/2011 (4)	3,000,000	2,997,786
Vodaphone Group PLC, 5.500%, 6/15/2011	3,000,000	2,993,751

		5,991,537

Total Corporate Bonds & Notes (identified cost $246,525,680)		245,290,262

Government Agencies — 0.7%

Federal Home Loan Bank — 0.7%
5.430%, 11/17/2008 (1)	5,000,000	5,045,935

Total Government Agencies (identified cost $4,972,550)		5,045,935

Mortgage-Backed Securities — 10.8%

Federal Home Loan Mortgage Corporation — 0.1%
7.500%, 2/1/2031	476,238	493,819
7.500%, 6/1/2031	153,483	159,007

		652,826

Federal National Mortgage Association — 10.6%
5.000%, 7/1/2035	2,656,176	2,545,307
5.500%, 11/1/2018	10,516,340	10,502,080
5.500%, 9/1/2036 (6)	20,000,000	19,631,240
6.000%, 9/1/2036 (6)	40,000,000	40,050,001
6.500%, 10/1/2031	760,789	775,518
7.000%, 12/1/2015	718,004	737,630

		74,241,776

Government National Mortgage Association — 0.1%
7.000%, 3/15/2032	534,477	551,557

Total Mortgage-Backed Securities (identified cost $75,868,419)		75,446,159

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Intermediate Bond Fund (continued)

Description	Principal Amount	Value
U.S. Treasury Bonds & Notes — 54.0%
2.250%, 2/15/2007	$30,000,000	$ 29,623,830
3.000%, 12/31/2006 (1)	35,000,000	34,758,010
3.500%, 11/15/2006 (5)	10,000,000	9,969,540
3.750%, 3/31/2007	20,000,000	19,848,440
4.375%, 1/31/2008 (1)	25,000,000	24,832,050
4.375%, 11/15/2008 (1)	50,000,000	49,611,350
4.500%, 2/15/2009 (1)	32,000,000	31,827,520
4.625%, 8/31/2011	50,000,000	49,863,300
4.875%, 5/31/2008 (1)	50,000,000	50,046,900
4.875%, 8/15/2016	75,000,000	75,865,249

Total U.S. Treasury Bonds & Notes (identified cost $375,754,412)		376,246,189

Total Investment in Securities — 106.2% (identified cost $741,749,743)		740,167,350

Short-Term Investments — 49.5%

Collateral Pool Investment for Securities on Loan — 29.8% (See Note 2 of the Financial Statements)		207,566,881

Repurchase Agreement — 19.7%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2006, to be repurchased at $137,553,519 on 9/1/2006, collateralized by U.S. Government Agency Obligations with various maturities to 6/30/2020, with a market value of $141,596,613 (at amortized cost)	137,533,462	137,533,462

Total Short-Term Investments (identified cost $345,100,343)		345,100,343

Total Investments — 155.7% (identified cost $1,086,850,086)		1,085,267,693
Other Assets and Liabilities — (55.7)%		(388,271,311)

Total Net Assets — 100.0%		$696,996,382

Intermediate Tax-Free Fund

Description/Credit Ratings (9)	Principal Amount	Value
Municipals — 97.6%

Arizona — 6.2%
Maricopa County, AZ, School District No. 28 Kyrene Elementary, (Series 2001 A), GO UT, 5.000%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.59%), 7/1/2013 NR/Aaa	$1,385,000	$ 1,492,573
Phoenix, AZ, Civic Improvement Corp., Jr. Lien Water System Revenue Refunding Construction Bonds, 5.250%, (FGIC)/(Original Issue Yield: 4.69%), 7/1/2016 AAA/Aaa	500,000	556,760

Description/Credit Ratings (9)	Principal Amount	Value
Municipals (continued)

Arizona (continued)
University of Arizona System Revenue Refunding Bonds, (Series 2003), 5.000%, (FGIC)/(Original Issue Yield: 3.92%), 6/1/2016 AAA/Aaa; Call Date 6/1/2013	$2,725,000	$ 2,909,237

		4,958,570

Arkansas — 0.5%
Arkansas Development Finance Authority, State Agency Facilities Construction Bonds, Revenue Department Building Commission Project, (Series 1997), Revenue Bonds, 5.000%, (AMBAC INS)/(Original Issue Yield: 5.055%), 7/1/2020 AAA/Aaa; Call Date 7/1/2007	360,000	366,030

Colorado — 9.1%
Eagle, Garfield & Routt Counties, CO, School District No. RE 50J, GO UT Refunding Bonds, 4.750%, (FSA State Aid Withholding)/(Original Issue Yield: 3.88%), 12/1/2018 AAA/Aaa	1,000,000	1,076,980
El Paso County, CO, School District No. 49 Falcon, GO UT, (Series 2002), 5.750%, (FGIC State Aid Withholding)/ (Original Issue Yield: 4.75%), 12/1/2013 AAA/Aaa; Call Date 12/1/2011	1,875,000	2,063,831
Larimer County, CO, School District No. R-1 Poudre, GO UT Refunding Bonds, (Series 1998), 5.250%, (State Aid Withholding)/(Original Issue Yield: 4.65%), 12/15/2009 AA-/Aa3; Call Date 12/15/2008	2,500,000	2,586,425
University of Northern Colorado, Auxiliary Facilities System Revenue Refunding & Improvement Bonds Series 2005, 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.88%), 6/1/2017 AAA/Aaa; Call Date 6/1/2015	1,445,000	1,559,415

		7,286,651

Florida — 4.7%
Lee County, FL, Transportation Facilities, Sanibel Bridges & Causeway Project, (Series 2005 B), Revenue Bonds, 5.000%, (CIFG)/(Original Issue Yield: 3.95%), 10/1/2018 AAA/Aaa; Call Date 10/1/2015	1,525,000	1,641,205
State of Florida Board of Education, Lottery Revenue Bonds, (Series 2002 A), 5.000%, (FGIC)/(Original Issue Yield: 5.06%), 7/1/2019 AAA/Aaa; Call Date 7/1/2012	2,000,000	2,121,900

		3,763,105

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (9)	Principal Amount	Value
Municipals (continued)

Georgia — 5.3%
Coweta County, GA, Water & Sewer Authority Revenue Refunding Bonds, 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.79%), 6/1/2017 NR/Aaa	$1,200,000	$ 1,320,348
DeKalb County, GA, GO UT Refunding Bonds, (Series 2003 A), 5.000%, (Original Issue Yield: 2.15%), 1/1/2007 AAA/Aaa	1,790,000	1,798,127
Georgia Municipal Electric Authority, Project One Subordinated Revenue Bonds, (Series 1998 A), 5.250%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.70%), 1/1/2014 AAA/Aaa	1,000,000	1,093,840

		4,212,315

Illinois — 3.0%
Kendall, Kane & Will Counties, IL, Community Unit School District No. 308, GO UT, (Series 2004), 5.250%, (FSA Insurance Corp.)/(Original Issue Yield: 4.38%), 10/1/2016 NR/Aaa; Call Date 10/1/2014	1,125,000	1,230,874
University of Illinois, Auxiliary Facilities System Revenue Refunding Bonds, (Series 2001 A), 5.250%, (AMBAC INS)/(Original Issue Yield: 4.53%), 4/1/2013 AAA/Aaa	1,060,000	1,151,796

		2,382,670

Iowa — 3.8%
Iowa Finance Authority, Solid Waste Disposal Revenue Bonds, (Series 1997), (IPSCO Project), 6.000%, 6/1/2027 (Mandatory Tender 6/1/2007) NR; Call Date 6/1/2007 (10)	3,000,000	3,032,640

Louisiana — 2.7%
Louisiana State University Agricultural and Mechanical College Auxiliary Board Revenue Refunding Bonds, (Series 2005 A), 5.000%, (AMBAC INS)/(Original Issue Yield: 3.76%), 7/1/2015 AAA/Aaa	1,000,000	1,083,700
State of Louisiana, GO UT Match Bonds, (Series 2006 B), 5.000%, (CIFG INS)/(Original Issue Yield: 4.38%), 7/15/2017 AAA/Aaa; Call Date 7/15/2016	1,000,000	1,077,380

		2,161,080

Description/Credit Ratings (9)	Principal Amount	Value
Municipals (continued)

Michigan — 5.1%
Detroit, MI, City School District, School Building & Site Improvement Bonds (Series 1998 B), GO UT, 5.000%, (FGIC Q-SBLF)/(Original Issue Yield: 4.50%), 5/1/2009 AAA/Aaa	$2,000,000	$ 2,070,660
Michigan State Strategic Fund, Ltd., Oblig. Revenue Refunding Bonds, (OBG-DOW Chemical Project), (Series 2003), 4.600%, (Original Issue Yield: 4.599%), 6/1/2014 A-/A-2/A3/P-2	2,000,000	2,021,840

		4,092,500

Minnesota — 2.7%
Minneapolis/St. Paul, MN, Metropolitan Airports, Commission Airport Revenue Bonds, (Series 2001 B), (AMT), 5.500%, (FGIC)/(Original Issue Yield: 4.75%), 1/1/2011 AAA/Aaa (10)	2,000,000	2,130,880

Mississippi — 1.3%
Rankin County, MS, School District, GO UT Refunding Bonds, 5.00%, (FSA INS)/ (Original Issue Yield: 3.98%), 10/1/2014 AAA/Aaa	1,000,000	1,081,970

Nevada — 2.6%
Clark County, NV, School District, GO Ltd., Building & Refunding Bonds, (Series 2001 D), 5.250%, (FGIC)/(Original Issue Yield: 4.48%), 6/15/2014 AAA/Aaa; Call Date 6/15/2011	1,880,000	2,061,909

New Jersey — 1.6%
New Jersey State Transportation Trust Fund Authority Transportation Systems Bonds, (Series 2003 C), 5.000%, (Original Issue Yield: 3.86%), 6/15/2012 AA-/Aaa	1,200,000	1,282,308

New Mexico — 1.3%
New Mexico State Highway Commission, Senior Subordinate Lien Tax Revenue Bonds, (Series 1999), 6.000%, (Original Issue Yield: 5.37%), 6/15/2010 (Prerefunded 6/15/2009), AA+/Aa2; Call Date 6/15/2009	1,000,000	1,062,240

New York — 10.6%
Metropolitan Transit Authority, NY, Transportation Revenue Bonds, (Series 2005 A), 5.500%, (AMBAC INS)/(Original Issue Yield: 3.61%), 11/15/2016 AAA/Aaa	1,500,000	1,708,290

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (9)	Principal Amount	Value
Municipals (continued)

New York (continued)
New York, NY, GO UT, (Series C), 5.500%, (FGIC-TCRS)/(Original Issue Yield: 4.80%), 8/1/2015 AAA/Aaa; Call Date 2/1/2013	$2,000,000	$ 2,190,360
Oswego County, NY, GO UT, 6.700%, (Original Issue Yield: 6.80%), 6/15/2010 (Econ Defeased to Maturity), NR/A3	1,100,000	1,219,691
Oswego County, NY, GO UT, 6.700%, (Original Issue Yield: 6.80%), 6/15/2011 (Econ Defeased to Maturity), NR/A3	1,100,000	1,247,268
White Plains, NY, GO UT, Public Improvement Revenue Refunding Bonds, (Series B), 3.500%, (Original Issue Yield: 2.31%), 1/15/2007 Aa1/NR	1,365,000	1,365,068
White Plains, NY, GO UT, Public Improvement Revenue Refunding Bonds, (Series B), 3.500%, (Original Issue Yield: 2.66%), 1/15/2008 Aa1/NR	820,000	820,189

		8,550,866

North Dakota — 6.0%
Fargo, ND, Health System Revenue Bonds, (Meritcare), (Series 2000 A), 5.750%, (FSA Insurance Corp.)/(Original Issue Yield: 5.30%), 6/1/2012 AAA/Aaa; Call Date 6/1/2010	2,940,000	3,163,293
North Dakota State Water Commission, Water Development and Management Program Revenue Bonds, (Series 2000 A), 6.000%, (MBIA Insurance Corp.)/(Original Issue Yield: 5.39%), 8/1/2011 (Prerefunded 8/1/2010) AAA/Aaa; Call Date 8/1/2010	1,545,000	1,679,415

		4,842,708

Ohio — 7.6%
Butler County, OH, Sewer System Refunding Revenue Bonds, (Series 2005), 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.87%), 12/1/2017 NR/Aaa	2,450,000	2,693,138
Columbus, OH, GO UT, (Series 2002-1), 5.000%, (Original Issue Yield: 4.05%), 11/15/2015 AAA/Aaa; Call Date 11/15/2012	2,115,000	2,260,956
Olentangy, OH, Local School District, (Series 2004 B), GO UT, Refunding Bonds, 5.500%, (FGIC)/(Original Issue Yield: 4.48%), 12/1/2016 AAA/Aaa; Call Date 6/1/2014	1,000,000	1,112,960

		6,067,054

Description/Credit Ratings (9)	Principal Amount	Value
Municipals (continued)

Pennsylvania — 2.7%
Pennsylvania State Industrial Development Authority Economic Development Revenue Bonds, 5.500%, (AMBAC INS)/(Original Issue Yield: 4.52%), 7/1/2014 AAA/Aaa; Call Date 7/1/2012	$2,000,000	$ 2,205,180

Tennessee — 1.6%
Putnam County, TN, GO UT School Refunding Bonds, (Series 2001), 5.250%, (FGIC)/(Original Issue Yield: 4.53%), 4/1/2013 NR/Aaa	1,200,000	1,308,288

Texas — 5.3%
San Antonio, TX, Electricity and Gas System Revenue Refunding Bonds, (Series 2005), 5.000%, (Original Issue Yield: 4.15%), 2/1/2019 AA/Aa1; Call Date 2/1/2015	2,000,000	2,131,180
Tarrant County, TX, HFDC, Texas Health Resource System Revenue Bonds, (Series 1997 A), 5.750%, (MBIA Insurance Corp.)/(Original Issue Yield: 5.05%), 2/15/2009 AAA/Aaa; Call Date 2/15/2008	2,000,000	2,094,360

		4,225,540

Utah — 1.5%
South Valley Sewer District, Utah, Sewer Revenue Bonds, (Series 2005), 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.72%), 1/1/2014 NR/Aaa	1,100,000	1,186,515

Virginia — 1.9%
Suffolk, VA, Redevelopment & Housing Authority, Multi Family Housing Revenue Refunding Bonds (Windsor at Potomac Vista Limited Partnership Project), 4.850%, (Fannie Mae-Standby Liq Fac)/(Original Issue Yield: 4.85%)/(Mandatory Tender 7/1/2011), 7/1/2031 NR/Aaa	1,500,000	1,561,515

Washington — 1.3%
Port Longview, WA, Industrial Development Corp., Solid Waste Disposal Revenue Bonds, (Weyerhaeuser Co. Project Series 1992), 6.875%, (Original Issue Yield: 6.874%), 10/1/2008 BBB/NR (10)	1,000,000	1,053,060

West Virginia — 3.2%
West Virginia State Hospital Finance Authority, Hospital Revenue Bonds, (Series 2000 B), (Oak Hill Hospital, Inc.), 6.750%, (Original Issue Yield: 6.95%), 9/1/2030, (Prerefunded 9/1/2010), NR/A2; Call Date 9/1/2010	1,000,000	1,123,080

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (9)	Shares or Principal Amount	Value
Municipals (continued)

West Virginia (continued)
West Virginia State Hospital Finance Authority, Hospital Revenue Bonds, United Hospital Center, Inc. Project (Series A), (AMBAC INS), 5.000%, (Original Issue Yield: 4.38%), 6/1/2018 AAA/aa; Call Date 6/1/2016	$1,345,000	$ 1,440,172

		2,563,252

Wisconsin — 6.0%
Oconomowoc, Wisconsin Area School District Refunding Bonds, (Series 2006 A), GO UT, 4.500%, (Original Issue Yield: 4.17%), 4/1/2019 NR/Aaa; Call Date 4/1/2016	500,000	513,295
Oconomowoc, Wisconsin Area School District Refunding Bonds, (Series 2006 A), GO UT, 4.500%, (Original Issue Yield: 4.21%), 4/1/2020 NR/Aaa; Call Date 4/1/2016	595,000	608,929
Oconomowoc, Wisconsin Area School District Refunding Bonds, (Series 2006 A), GO UT, 4.500%, (Original Issue Yield: 4.25%), 4/1/2021 NR/Aaa; Call Date 4/1/2016	630,000	643,255
Village of Grafton, WI, Bond Anticipation Notes, (Series 2006 B), 4.00%, (Original Issue Yield: 3.75%), 12/1/2010 NR/A1; Call Date 12/1/2009	1,180,000	1,188,862
Wisconsin State, GO UT, (Series C), 6.000%, (Original Issue Yield: 5.75%), 5/1/2014, (Prerefunded 5/1/2010), AA-/Aa3; Call Date 5/1/2010	1,750,000	1,889,965

		4,844,306

Total Municipals (identified cost $77,232,882)		78,283,152

Mutual Funds — 2.9%
Federated Tax-Free Obligations Fund	1,215,701	1,215,701
Fidelity Tax Exempt Money Market Fund	1,100,966	1,100,966

Total Mutual Funds (identified cost $2,316,667)		2,316,667

Total Investments — 100.5% (identified cost $79,549,549)		80,599,819
Other Assets and Liabilities — (0.5)%		(382,391)

Total Net Assets — 100.0%		$80,217,428

Short-Term Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 6.3%

Other Financial — 6.3%
Capital Auto Receivables Asset Trust 2004-1, Class A4, 2.640%, 11/17/2008	$1,000,000	$ 980,891
Caterpillar Financial Asset Trust 2005-A, Class A3, 3.900%, 2/25/2009	1,000,000	990,300
DaimlerChrysler Auto Trust 2004-B, Class A3, 3.180%, 9/8/2008	499,167	495,479
Green Tree Home Improvement Loan Trust 1998-B, Class HEB1, 7.810%, 11/15/2029	1,855,163	1,862,123
Honda Auto Receivables Owner Trust 2005-2, Class A3, 3.930%, 1/15/2009	1,500,000	1,486,602
Pegasus Aviation Lease Securitization 1999-1A, Class A1, 6.300%, 3/25/2029 (7)	750,654	334,510
Residential Asset Mortgage Products, Inc. 2004-RS2, Series RS2, 3.350%, 8/25/2029	137,455	136,927
USAA Auto Owner Trust 2004-2, Class A3, 3.030%, 6/16/2008	721,617	717,750
WFS Financial Owner Trust 2004-1, Class A4, 2.810%, 8/22/2011	1,115,217	1,091,584

Total Asset-Backed Securities (identified cost $8,575,491)		8,096,166

Collateralized Mortgage Obligations — 24.5%

Federal Home Loan Mortgage Corporation — 2.7%
3.150%, Class A3, 5/15/2010	2,000,000	1,952,012
5.900%, Class BV, 11/15/2035	1,577,000	1,596,968

		3,548,980

Government National Mortgage Association — 2.5%
2.866%, Series 0348, Class AB, 2/16/2020	654,233	632,189
3.206%, Series 2003-72, Class A, 4/16/2018	911,351	887,980
3.313%, Series 2002-83, Class A, 4/16/2017	950,214	928,252
3.590%, Series 2004-78, Class A, 11/16/2017	868,039	843,194

		3,291,615

Other Financial — 19.3%
Countrywide Alternative Loan Trust 2004-J9, Class 1A2, 4.586%, 10/25/2034	2,185,636	2,164,697
Countrywide Home Loans 2006-HYB1, Class 2A2A, 5.622%, 3/20/2036	2,059,647	2,052,033
CS First Boston Mortgage Securities Corp. 2003-11, Class 1A3, 4.500%, 6/25/2033	519,077	512,425
CS First Boston Mortgage Securities Corp. 2004-C1, Class A1, 2.254%, 1/15/2037	721,630	706,827
GSR Mortgage Loan Trust 2004-12, Class 3A3, 4.441%, 12/25/2034	1,473,458	1,455,960

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Other Financial (continued)
GSR Mortgage Loan Trust 2005-AR5, Class 2A2, 5.183%, 10/25/2035	$1,625,821	$ 1,607,980
Impac Secured Assets Common Owner Trust 2004-2, Class A3, 4.995%, 8/25/2034	541,077	537,259
J.P. Morgan Chase Commercial Mortgage Securities, Class A1, 3.053%, 1/15/2038	1,064,468	1,022,267
LB-UBS Commercial Mortgage Trust 2004-C1, Class A1, 2.964%, 1/15/2029	1,139,843	1,100,190
Master Adjustable Rate Mortgages Trust 2004-13, Class 3A4, 3.787%, 11/21/2034	1,900,000	1,866,712
Morgan Stanley Capital, Inc. 2003-IQ6, Class A1, 2.800%, 12/15/2041	806,198	788,334
Residential Funding Mortgage Securities, 2006-SA3, Class 2A2, 6.003%, 9/25/2036	2,133,000	2,130,104
Wachovia Bank Commercial Mortgage Trust, Class A1, 3.065%, 2/15/2041	1,653,593	1,604,121
Wachovia Bank Commercial Mortgage Trust, Class A1, 3.291%, 12/15/2035	1,349,571	1,302,316
Washington Mutual 2002-R10, Class A6, 4.820%, 10/25/2032	212,539	211,018
Washington Mutual 2004-AR7, Class A4, 3.954%, 7/25/2034	3,000,000	2,908,226
Washington Mutual 2005-AR5, Class A2, 4.673%, 5/25/2035	2,500,000	2,485,181
Wells Fargo Mortgage Backed Securities 2004-N, Class A2, 3.599%, 8/25/2034	123,561	123,485
Wells Fargo Mortgage Backed Securities 2004-W, Class A4, 4.569%, 11/25/2034	345,063	343,737

		24,922,872
Total Collateralized Mortgage Obligations (identified cost $32,274,161)		31,763,467

Corporate Bonds & Notes — 25.2%

Automotive & Related — 1.7%
Ford Motor Credit Co., Sr. Note, 4.950%, 1/15/2008 (1)	2,300,000	2,232,806

Banks — 2.4%
Union Planters Bank, Note, 5.125%, 6/15/2007	1,500,000	1,497,402
Wachovia Corp., Note, 4.950%, 11/1/2006	1,600,000	1,598,373

		3,095,775

Broadcasting — 1.2%
Clear Channel Communications, Inc., 6.000%, 11/1/2006	1,500,000	1,500,750

Broker/Dealers — 1.5%
Goldman Sachs Group, Inc., Note, Series MTNB, 2.850%, 10/27/2006	1,900,000	1,892,930

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Computer Services — 1.2%
IBM Corp., Unsecured Note, 2.375%, 11/1/2006	$1,500,000	$ 1,493,259

Construction Equipment — 1.0%
Caterpillar Financial Services Corp., Note, Series MTNF, 2.350%, 9/15/2006	1,300,000	1,298,989

Corporate-Other — 1.2%
Core Investment Grade Trust, Pass-Thru Certificate, 4.659%, 11/30/2007	1,502,715	1,490,611

Electrical Equipment — 2.9%
Alabama Power Co., 2.800%, 12/1/2006	1,250,000	1,242,236
CalEnergy Co., Inc., Sr. Note, 7.630%, 10/15/2007	1,000,000	1,022,795
FPL Group, Inc., Company Guarantee, 7.625%, 9/15/2006	1,600,000	1,600,841

		3,865,872

Energy — 1.2%
Marathon Oil Corp., Note, 5.375%, 6/1/2007	1,500,000	1,500,188

Financial Services — 1.0%
MBNA Corp., 6.250%, 1/17/2007	1,290,000	1,293,884

Industrial Services — 1.7%
FedEx Corp., Note, 2.650%, 4/1/2007	2,200,000	2,162,574

Insurance — 2.6%
HSB Capital I, Company Guarantee, (Series B), 6.417%, 7/15/2027 (4)(7)(8)	2,430,000	2,432,995
MGIC Investment Corp., Sr. Note, 6.000%, 3/15/2007	1,100,000	1,101,728

		3,534,723

Personal Credit — 2.0%
General Motors Acceptance Corp., Note, 6.125%, 9/15/2006 (1)	2,600,000	2,599,618

Real Estate — 2.4%
Duke Realty Corp., Note, 3.350%, 1/15/2008	1,500,000	1,458,018
Kimco Realty Corp., Note, Series MTN, 7.460%, 5/29/2007	1,700,000	1,722,237

		3,180,255

Real Estate Investment Trusts — 1.2%
Vornado Realty Trust, Bond, 5.625%, 6/15/2007	1,500,000	1,497,833

Total Corporate Bonds & Notes (identified cost $32,949,389)		32,640,067

Government Agencies — 15.1%

Federal Home Loan Bank — 1.4%
3.875%, 2/15/2008	1,800,000	1,769,681

Federal Home Loan Mortgage Corporation — 5.8%
4.300%, 5/5/2008 (1)	3,000,000	2,957,871
5.250%, 2/24/2011 (1)	4,500,000	4,500,009

		7,457,880

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund (continued)

Description	Shares or Principal Amount	Value

Government Agencies (continued)

Federal National Mortgage Association — 7.9%
4.000%, 12/14/2007	$3,500,000	$ 3,446,699
4.125%, 6/16/2008 (1)	4,000,000	3,934,219
4.200%, 6/8/2009 (1)	3,000,000	2,936,298

		10,317,216

Total Government Agencies (identified cost $19,756,192)		19,544,777

Mortgage-Backed Securities — 0.9%

Federal Home Loan Mortgage Corporation — 0.1%
9.000%, 7/1/2014	28,457	29,258
11.000%, 8/1/2019	45,325	48,274

		77,532

Federal National Mortgage Association — 0.7%
7.000%, 12/1/2015	193,911	199,212
7.500%, 9/1/2015	221,838	229,889
8.000%, 8/1/2007	159	160
8.000%, 5/1/2008	21,840	21,852
9.000%, 7/1/2009	30,254	31,081
9.500%, 12/1/2024	78,684	86,121
9.500%, 1/1/2025	97,783	107,255
9.500%, 1/1/2025	75,682	82,835
10.000%, 7/1/2020	40,881	45,169
11.000%, 12/1/2015	145,344	156,733

		960,307

Government National Mortgage Association — 0.1%
9.000%, 12/15/2019	72,486	77,928

Total Mortgage-Backed Securities (identified cost $1,102,184)		1,115,767

Mutual Funds — 8.5%
Eaton Vance Institutional Senior Loan Fund (11)	591,340	5,458,642
Fidelity Advisor Floating Rate High Income Fund (12)	553,421	5,489,935

Total Mutual Funds (identified cost $11,000,466)		10,948,577

Short-Term Investments — 32.8%

Collateral Pool Investment for Securities on Loan — 13.7% (See Note 2 of the Financial Statements)		17,794,985

Federal Home Loan Bank — 5.0%
4.980%, 9/1/2006 (13)	$6,500,000	6,500,000

Federal Home Loan Mortgage Corporation — 5.2%
5.140%, 9/19/2006 (13)	6,500,000	6,483,296
5.145%, 12/5/2006 (3)(13)	200,000	197,301

		6,680,597

Federal National Mortgage Association — 5.0%
4.950%, 9/6/2006 (13)	6,500,000	6,495,531

Description	Principal Amount	Value

Short-Term Investments (continued)

Repurchase Agreement — 3.9%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2006, to be repurchased at $5,077,381 on 9/1/2006, collateralized by a U.S. Government Agency Obligation with a maturity of 6/30/2020, with a market value of $5,230,985 (at amortized cost)	$5,076,621	$ 5,076,621

Total Short-Term Investments (identified cost $42,547,721)		42,547,734

Total Investments — 113.3% (identified cost $148,205,604)		146,656,555
Other Assets and Liabilities — (13.3)%		(17,204,728)

Total Net Assets — 100.0%		$129,451,827

Government Money Market Fund

Description	Principal Amount	Value
Government Agencies — 25.9%

Federal Home Loan Bank — 18.4%
3.750%, 3/7/2007	$ 1,000,000	$ 992,539
5.341%, 4/4/2007 (4)	25,000,000	24,994,227
5.500%, 8/9/2007	3,000,000	3,000,000

		28,986,766

Federal Home Loan Mortgage Corporation — 0.8%
2.700%, 3/16/2007	1,090,000	1,075,774
3.800%, 6/28/2007	250,000	246,704

		1,322,478

Federal National Mortgage Association — 6.7%
2.500%, 7/16/2007	580,000	566,031
5.307%, 12/22/2006 (4)	10,000,000	9,997,569

		10,563,600

Total Government Agencies		40,872,844

Repurchase Agreements — 74.1%
Agreement with Barclay’s Capital, Inc., Tri-Party Agency, 5.270%, dated 8/31/2006, to be repurchased at $30,004,392 on 9/1/2006, collateralized by a U.S. Government Agency Mortgage Pool with a maturity of 3/30/2007, with a market value of $30,600,108	30,000,000	30,000,000
Agreement with Deutsche Bank Alex Brown, Inc., 5.290%, dated 8/31/2006, to be repurchased at $30,004,408 on 9/1/2006, collateralized by a U.S. Government Agency Mortgage Pool with various maturities to 7/1/2035, with a market value of $30,600,000	30,000,000	30,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Government Money Market Fund (continued)

Description	Principal Amount	Value
Repurchase Agreements (continued)
Agreement with Morgan Stanley & Co., Inc., 5.260%, dated 8/31/2006, to be repurchased at $22,003,214 on 9/1/2006, collateralized by a U.S. Government Agency Mortgage Pool with various maturities to 2/1/2036, with a market value of $23,574,200	$22,000,000	$ 22,000,000
Agreement with State Street Bank & Trust Co., Inc., 5.100%, dated 8/31/2006, to be repurchased at $10,125,695 on 9/1/2006, collateralized by U.S. Government Agency Obligations with various maturities to 11/30/2006, with a market value of $10,862,500	10,124,261	10,124,261
Agreement with Wachovia Capital, LLC, 5.270%, dated 8/31/2006, to be repurchased at $25,003,660 on 9/1/2006, collateralized by a U.S. Government Agency Mortgage Pool with various maturities to 3/19/2024, with a market value of $25,500,617	25,000,000	25,000,000

Total Repurchase Agreements		117,124,261

Total Investments — 100.0% (at amortized cost)		157,997,105
Other Assets and Liabilities — 0.0%		(41,483)

Total Net Assets — 100.0%		$157,955,622

Prime Money Market Fund

Description	Principal Amount	Value
Certificates of Deposit — 1.2%

Banks — 1.2%
Associated Bank, 5.340%, 10/16/2006	$ 50,000,000	$ 50,000,000

Total Certificates of Deposit		50,000,000

Collateralized Loan Agreements — 7.1%

Brokerage — 7.1%
Deutsche Bank Alex Brown, Inc., 5.373%, 9/1/2006	100,000,000	100,000,000
Morgan Stanley & Co., Inc., 5.373%, 9/1/2006	100,000,000	100,000,000
Wachovia Securities, Inc., 5.380%, 9/1/2006	100,000,000	100,000,000

Total Collateralized Loan Agreements		300,000,000

Description	Principal Amount	Value

Commercial Paper — 23.3%

Asset-Backed Securities — 13.1%
Atlantis One Funding, 5.300%, 11/13/2006 (7)(8)(13)	$ 15,811,000	$ 15,641,076
Beta Finance, Inc., 5.399%, 11/22/2006 (4)(7)(8)	50,000,000	50,002,644
Beta Finance, Inc., 5.502%, 7/16/2007 (4)(7)(8)	50,000,000	50,002,376
Concord Minutemen Capital Co., 5.280%, 11/20/2006 (7)(8)(13)	50,000,000	49,413,333
Concord Minutemen Capital Co., 5.340%, 10/19/2006 (7)(8)(13)	50,000,000	49,644,000
CRC Funding LLC, 5.320%, 10/16/2006 (7)(8)(13)	31,200,000	30,992,520
Dorada Finance, Inc., 5.330%, 10/2/2006 (7)(8)(13)	15,000,000	14,931,154
Lexington Parker Cap. Co. LLC, 5.040%, 10/5/2006 (7)(8)(13)	10,000,000	9,952,400
Lexington Parker Cap. Co. LLC, 5.280%, 11/21/2006 (7)(8)(13)	70,034,000	69,201,996
Lexington Parker Cap. Co. LLC, 5.360%, 9/15/2006 (7)(8)(13)	11,450,000	11,426,133
Liquid Funding Ltd., 5.407%, 6/22/2007 (4)(7)(8)	50,000,000	50,000,000
Liquid Funding Ltd., 5.470%, 10/26/2006 (4)(7)(8)	50,000,000	49,998,301
World Omni Vehicle Leasing, Inc., 5.290%, 9/15/2006 (7)(8)(13)	50,000,000	49,897,195
World Omni Vehicle Leasing, Inc., 5.290%, 9/20/2006 (7)(8)(13)	50,000,000	49,860,403

		550,963,531

Diversified — 3.6%
Liberty Lighthouse Co. LLC, 5.449%, 2/1/2007 (4)(7)(8)	50,000,000	49,996,018
Sigma Financial, Inc., 5.500%, 1/18/2007 (4)(7)(8)	100,000,000	100,008,694

		150,004,712

Foreign Banks — 2.4%
Britannia Building Society, 5.290%, 10/25/2006 (13)	25,000,000	24,801,625
Britannia Building Society, 5.300%, 11/14/2006 (13)	20,000,000	19,782,111
Britannia Building Society, 5.330%, 11/7/2006 (13)	15,000,000	14,851,204
Britannia Building Society, 5.410%, 10/23/2006 (13)	30,000,000	29,765,567
Britannia Building Society, 5.420%, 10/27/2006 (13)	10,000,000	9,915,689

		99,116,196

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Commercial Paper (continued)

Insurance — 0.8%
Prudential Insurance Co., 5.320%, 11/13/2006 (13)	$ 25,000,000	$ 24,730,306
Torchmark Corp., 5.320%, 9/15/2006 (13)	10,000,000	9,979,311

		34,709,617

Mortgage Banking — 0.8%
Alliance & Leicester PLC, 5.320%, 11/7/2006 (13)	35,000,000	34,653,461

Telecommunication Services — 2.6%
AT&T, Inc., 5.270%, 9/18/2006 (13)	15,548,000	15,509,307
AT&T, Inc., 5.270%, 9/19/2006 (13)	18,000,000	17,952,570
AT&T, Inc., 5.320%, 9/12/2006 (13)	49,339,000	49,259,169
Verizon Communications, 5.320%, 9/7/2006 (7)(8)(13)	24,709,000	24,687,091

		107,408,137

Total Commercial Paper		976,855,654

Corporate Bonds & Notes — 6.4%

Banks — 0.9%
Bank One NA Illinois, 5.500%, 3/26/2007	18,216,000	18,240,999
Credit Suisse First Boston USA, Inc., (Series YCD), 4.810%, 12/5/2006	15,000,000	15,001,342
J.P. Morgan Securities, Inc., 5.350%, 3/1/2007	5,000,000	5,010,014

		38,252,355

Foreign Banks — 2.1%
Calyon NY, (Series YCD), 5.000%, 2/12/2007	25,000,000	25,000,000
HBOS Treasury Services, PLC, (Series YCD), 5.000%, 2/13/2007	25,000,000	25,000,001
HBOS Treasury Services, PLC, 3.625%, 7/23/2007 (7)(8)	20,000,000	19,691,736
Household Finance Corp., 5.750%, 1/30/2007	20,000,000	20,075,617

		89,767,354

Insurance — 1.6%
American General Finance, 5.489%, 3/23/2007 (4)	47,000,000	47,014,567
American General Finance, 5.750%, 3/15/2007	19,075,000	19,124,151

		66,138,718

Leasing — 1.0%
International Lease Finance Corp., 5.625%, 6/1/2007	40,000,000	40,021,605

Retail — 0.8%
Wal-Mart Stores, 5.877%, 6/1/2007	35,000,000	35,127,487

Total Corporate Bonds & Notes		269,307,519

Description	Principal Amount	Value
Notes-Variable — 55.9%

Banks — 9.7%
Bayerische Landesbank, 5.490%, 6/25/2007 (4)	$ 12,500,000	$ 12,504,828
Canadian Imperial Bank of Commerce, 5.568%, 4/2/2007 (4)	80,000,000	80,041,956
Citigroup Global, (Series MTNA), 5.411%, 3/16/2007 (4)	51,000,000	51,028,318
Credit Suisse First Boston USA, Inc., 5.465%, 7/19/2007 (4)	85,000,000	85,000,000
First Tennessee Bank, (Series YCD1), 5.320%, 8/17/2007 (4)(7)(8)	45,000,000	45,000,000
SMM Trust, (Series 2006-M), 5.466%, 2/2/2007 (4)(7)(8)	8,536,000	8,536,000
Washington Mutual, Inc., (Series CD), 5.380%, 6/26/2007 (4)	50,000,000	50,000,000
Washington Mutual, Inc., 5.465%, 8/24/2007 (4)	50,000,000	50,000,000
Westpac Bank NY, (Series MTN), 5.340%, 10/11/2007 (4)	25,000,000	25,000,000

		407,111,102

Broker/Dealers — 11.8%
Bank of America Securities, LLC, 5.400%, 5/26/2007 (4)(7)(8)	100,000,000	100,000,000
Bear Stearns Master Note, 5.410%, 8/24/2007 (4)(7)(8)	100,000,000	100,000,000
Goldman Sachs Group, Inc., (Series MTNB), 5.660%, 10/27/2006 (4)	100,000,000	100,030,342
Lehman Brothers, Inc., (Series MTNG), 5.620%, 4/20/2007 (4)	13,270,000	13,281,102
Lehman Brothers, Inc., 5.476%, 8/22/2007 (4)	25,000,000	25,006,772
Merrill Lynch & Co., Inc., 5.456%, 9/4/2007 (4)	7,000,000	7,004,897
Merrill Lynch & Co., Inc., (Series MTN1), 5.464%, 7/27/2007 (4)	40,000,000	40,000,000
Merrill Lynch & Co., Inc., (Series MTNB), 5.459%, 10/16/2006 (4)	29,000,000	29,007,752
Merrill Lynch & Co., Inc., (Series MTNB), 5.550%, 10/19/2006 (4)	15,000,000	15,001,692
Merrill Lynch & Co., Inc., (Series MTNB), 5.587%, 12/22/2006 (4)	5,150,000	5,152,308
Wachovia Securities Financial Holdings LLC, 5.400%, 2/4/2007 (4)(7)(8)	65,000,000	65,000,000

		499,484,865

Construction Equipment — 1.9%
Caterpillar Financial Services Corp., 5.500%, 7/27/2007 (4)	79,900,000	79,918,936

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Notes-Variable (continued)

Financial Services — 1.0%
GE Capital Corp., (Series MTN), 5.430%, 8/17/2007 (4)	$ 40,000,000	$ 40,031,063

Foreign Banks — 13.2%
BNP Paribas, 5.363%, 8/17/2007 (4)(7)(8)	100,000,000	100,000,000
Credit Agricole, 5.481%, 8/24/2007 (4)(7)(8)	50,000,000	50,000,000
Dekabank, 5.510%, 5/15/2007 (4)(7)(8)	100,000,000	100,000,000
Depfa-Bank PLC, 5.369%, 7/15/2007 (4)(7)(8)	50,000,000	50,000,000
HBOS Treasury Services, PLC, (Series MTN), 5.463%, 6/20/2007 (4)(7)(8)	30,000,000	30,000,000
Household Finance Corp., 5.271%, 6/1/2007 (4)	27,800,000	27,809,960
Northern Rock PLC, 5.353%, 9/7/2007 (4)(7)(8)	50,000,000	50,000,000
Northern Rock PLC, 5.550%, 10/20/2006 (4)(7)(8)	50,000,000	50,004,936
Westlb AG NY, 5.410%, 9/10/2007 (4)(7)(8)	100,000,000	99,999,999

		557,814,895

Insurance — 9.6%
Genworth Life Insurance Co., 5.560%, 4/20/2007 (4)(7)	75,000,000	74,999,999
Jackson National Life Insurance Co., 5.507%, 2/12/2007 (4)(7)(8)	24,713,000	24,724,864
Metropolitan Life Insurance Co., 5.271%, 2/11/2007 (4)(7)	65,000,000	65,000,000
Metropolitan Life Insurance Co., 5.539%, 2/1/2007 (4)(7)	50,000,000	50,000,000
Monumental Life Insurance Co., 5.570%, 4/13/2007 (4)(7)	10,000,000	10,000,000
Monumental Life Insurance Co., 5.578%, 12/5/2006 (4)(7)	25,000,000	25,000,000
Monumental Life Insurance Co., 5.700%, 5/2/2007 (4)(7)	40,000,000	40,000,000
Pricoa Global Funding, Inc., 5.338%, 3/2/2007 (4)(7)(8)	74,065,000	74,107,440
Principal Life Global Funding, 5.542%, 11/13/2006 (4)(7)(8)	12,500,000	12,503,664
Principal Life Insurance Co., 5.387%, 2/14/2007 (4)	27,157,000	27,156,373

		403,492,340

Mortgage Banking — 1.3%
Countrywide Home Loans, (Series MTNA), 5.548%, 11/3/2006 (4)	25,000,000	24,997,949
Countrywide Home Loans, (Series MTNL), 5.351%, 12/5/2006 (4)	10,000,000	9,998,808

Description	Principal Amount	Value
Notes-Variable (continued)

Mortgage Banking (continued)
Countrywide Home Loans, (Series MTNL), 5.380%, 9/13/2006 (4)	$ 18,000,000	$ 18,000,000

		52,996,757

Personal Credit — 4.1%
American Express Credit, (Series MTNB), 5.506%, 9/5/2007 (4)	30,000,000	30,017,221
American Honda Finance Corp., 5.498%, 10/18/2006 (4)(7)(8)	15,000,000	15,000,517
American Honda Finance Corp., 5.656%, 10/6/2006 (4)(7)(8)	40,000,000	40,007,898
SLM Corp., (Series MTNA), 5.529%, 9/15/2006 (4)	65,000,000	65,005,892
SLM Corp., 5.605%, 1/25/2007 (4)	20,000,000	20,010,862

		170,042,390

Short-Term Business Loans — 1.5%
CIT Group, Inc., (Series MTN), 5.605%, 2/15/2007 (4)	62,235,000	62,291,437

Telecommunications — 1.8%
Verizon Global Funding, 5.439%, 4/13/2007 (4)(7)(8)	75,000,000	75,000,000

Total Notes-Variable		2,348,183,785

Repurchase Agreements — 5.4%
Agreement with Morgan Stanley & Co., Inc., 5.250%, dated 8/31/2006 to be repurchased at $130,018,958 on 9/1/2006, collateralized by U.S. Government Agency Obligations with various maturities to 3/7/2022, with a market value of $134,265,483	130,000,000	130,000,000
Agreement with State Street Bank & Trust Co., Inc., 5.100%, dated 8/31/2006 to be repurchased at $95,502,707 on 9/1/2006, collateralized by a U.S. Government Agency Obligation with a maturity date of 9/1/2006, with a market value of $98,750,000	95,489,180	95,489,180

Total Repurchase Agreements		225,489,180

Trust Demand Notes — 0.5%

Broker/Dealers — 0.5%
J.P. Morgan Securities, Inc., 5.412%, 9/1/2006 (4)(7)(8)	20,000,000	20,000,000

Total Trust Demand Notes		20,000,000

Total Investments — 99.8% (at amortized cost)		4,189,836,138
Other Assets and Liabilities — 0.2%		7,769,381

Total Net Assets — 100.0%		$4,197,605,519

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund

Description	Principal Amount	Value
Municipals — 95.8%

Alabama — 4.1%
Florence-Scs, Alabama Educational Building Authority, Revenue Bonds, 3.720%, 4/1/2017, Call Date 9/20/2006 (4)	$ 805,000	$ 805,000
Gardendale, Alabama Multifamily Housing, Revenue Bonds, 3.670%, 10/1/2032, Call Date 9/1/2006 (4)	3,283,000	3,283,000
Gardendale, Alabama Multifamily Housing, Revenue Bonds, 3.670%, 10/1/2032, Call Date 9/1/2006 (4)	1,300,000	1,300,000
Gardendale, Alabama Multifamily Housing, Revenue Bonds, 3.670%, 10/1/2032, Call Date 9/1/2006 (4)	1,284,000	1,284,000
Gardendale, Alabama Multifamily Housing, Revenue Bonds, 3.670%, 10/1/2032, Call Date 9/1/2006 (4)	1,062,000	1,062,000
Taylor-Ryan Impt District No. 2, Alabama, Revenue Bonds, 3.450%, 11/1/2035, Call Date 9/20/2006 (4)	5,000,000	5,000,000

		12,734,000

Alaska — 0.0%
Alaska Industrial Development & Export Authority, Revenue Bonds, 3.980%, 7/1/2007, Call Date 9/6/2006 (4)	30,000	30,000

Arizona — 2.5%
Arizona State University, Revenue Bonds (Series A), 3.420%, 7/1/2034, Call Date 9/1/2006 (4)	2,605,000	2,605,000
Phoenix, Arizona Civic Improvement Corp., Revenue Bonds (Series Z-11), 3.480%, 5/8/2034 (4)	5,210,000	5,210,000

		7,815,000

Colorado — 7.0%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, 3.410%, 9/1/2034, Call Date 9/1/2006 (4)	5,600,000	5,600,000
Colorado Health Facilities Authority, Revenue Bonds, 3.410%, 3/1/2030, Call Date 9/7/2006 (4)	900,000	900,000
Colorado Housing & Finance Authority, Revenue Bonds (Series A-5), 3.430%, 1/3/2007	2,700,000	2,700,000

Description	Principal Amount	Value
Municipals (continued)

Colorado (continued)
Denver, Colorado City & County Excise Tax, Revenue Bonds (Series B), 3.410%, 9/1/2025, Call Date 9/1/2006 (4)	$ 3,780,000	$ 3,780,000
Denver, Colorado City & County, Certificate Participation, 3.440%, 12/1/2029, Call Date 9/1/2006 (4)	2,010,000	2,010,000
Park Creek Metropolitan District, Revenue Bonds, 3.500%, 12/1/2037, Call Date 6/1/2008 (4)	6,500,000	6,500,000

		21,490,000

Delaware — 1.4%
Delaware State Economic Development Authority, Revenue Bonds, 3.500%, 12/1/2032, Call Date 9/1/2006 (4)	4,200,000	4,200,000

Florida — 5.3%
Beacon Tradeport Community Development District, Special Assessment, 3.460%, 11/1/2011 (4)	2,250,000	2,250,000
Florida Development Finance Corp., Revenue Bonds, 3.510%, 7/1/2026, Call Date 9/1/2006 (4)	2,000,000	2,000,000
Miami-Dade County, Florida Special Obligation, Revenue Bonds (Series Z-9), 3.480%, 4/17/2015 (4)	1,765,000	1,765,000
Miami-Dade County, Florida Special Obligation, Revenue Bonds (Series Z-12), 3.480%, 5/15/2015 (4)	3,595,000	3,595,000
Orange County, Florida Health Facilities Authority, Revenue Bonds, 3.480%, 11/15/2014, Call Date 9/1/2006 (4)	1,600,000	1,600,000
Palm Beach County, Florida School District, Commercial Paper, 3.650%, 9/14/2006	3,000,000	3,000,000
Pinellas County, Florida Industrial Development Authority, Revenue Bonds, 3.460%, 7/1/2024, Call Date 9/1/2006 (4)	2,250,000	2,250,000

		16,460,000

Georgia — 1.7%
Bibb County, Georgia Development Authority, Revenue Bonds, 3.430%, 6/1/2026, Call Date 9/1/2006 (4)	630,000	630,000
Clayton County, Georgia Housing Authority, Multifamily Housing, Revenue Bonds, 3.520%, 1/1/2021, Call Date 9/6/2006 (4)	100,000	100,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Georgia (continued)
Clayton County, Georgia Housing Authority, Multifamily Housing, Revenue Bonds, 3.520%, 1/1/2021, Call Date 9/6/2006 (4)	$ 875,000	$ 875,000
De Kalb County, Georgia Development Authority, Revenue Bonds, 3.460%, 10/1/2022, Call Date 9/1/2006 (4)	1,055,000	1,055,000
Richmond County, Georgia Development Authority, Revenue Bonds, 3.480%, 6/1/2018 (4)	2,500,000	2,500,000

		5,160,000

Hawaii — 0.6%
ABN AMRO Munitops Certificates Trust, Revenue Bonds, 3.460%, 7/1/2012 (4)	2,000,000	2,000,000

Illinois — 10.4%
Illinois Health Facilities Authority, Revenue Bonds (Series B), 3.450%, 11/15/2029, Call Date 9/1/2006 (4)	3,000,000	3,000,000
Lakemoor, Illinois Multifamily, Revenue Bonds (Series A), 3.560%, 12/1/2020, Call Date 9/1/2006 (4)	9,000,000	9,000,000
Lakemoor, Illinois Multifamily, Revenue Bonds (Series B), 3.650%, 12/1/2020 (4)	4,000,000	4,000,000
Metropolitan Pier & Exposition Authority, Revenue Bonds (Series Z-5), 3.480%, 4/3/2034 (4)	5,485,000	5,485,000
Metropolitan Pier & Exposition Authority, Revenue Bonds, 3.480%, 12/15/2021 (4)	2,410,000	2,410,000
Metropolitan Pier & Exposition Authority, Revenue Bonds, 3.480%, 6/15/2033 (4)	500,000	500,000
Metropolitan Pier & Exposition Authority, Revenue Bonds, 3.480%, 12/15/2036 (4)	1,500,000	1,500,000
Phoenix Realty SPL Account-U LP Illinois, Multifamily, Refunding Revenue Bonds, 3.630%, 4/1/2020, Call Date 9/1/2006 (4)	4,075,000	4,075,000
Will County, Illinois Community Unit School District No. 365, GO UT (Series Z-10), 3.480%, 4/15/2020 (4)	2,065,000	2,065,000

		32,035,000

Description	Principal Amount	Value
Municipals (continued)

Indiana — 2.6%
Dekko Foundation Educational Facilities Tax Exempt Income Trust, Certificates of Ownership (Series 1), 3.650%, 4/1/2021, Call Date 9/1/2006 (4)	$ 200,000	$ 200,000
Indiana Health Facility Financing Authority, Revenue Bonds, 3.480%, 12/1/2021, Call Date 9/1/2006 (4)	3,000,000	3,000,000
Indiana State Educational Facilities Authority, Revenue Bonds, 3.480%, 12/1/2029, Call Date 9/1/2006 (4)	200,000	200,000
Indianapolis, Indiana LOC Public Improvement Bd Bk, Revenue Bonds (Series Z-7), 3.480%, 9/9/2019 (4)	2,280,000	2,280,000
Indianapolis, Indiana LOC Public Improvement Bd Bk, Revenue Bonds, 3.480%, 2/1/2025 (4)	2,220,000	2,220,000

		7,900,000

Kentucky — 1.0%
Jefferson County, Kentucky Industrial Building Revenue, 3.510%, 3/1/2010 (4)	3,000,000	3,000,000

Louisiana — 4.9%
Jefferson Parish, Louisiana Hospital Service District No. 2, Revenue Bonds, 3.480%, 7/1/2009, Call Date 9/1/2006 (4)	2,050,000	2,050,000
Lafayette Parish, Louisiana Industrial Development Board, Inc., Revenue Bonds, 3.650%, 12/15/2014, Call Date 9/1/2006 (4)	1,035,000	1,035,000
Louisiana Housing Finance Agency, Revenue Bonds, 3.460%, 12/1/2025 (4)	1,715,000	1,715,000
Louisiana Public Facilities Authority, Revenue Bonds, 3.480%, 7/1/2034, Call Date 7/1/2016 (4)	8,470,000	8,470,000
Louisiana State, GO UT, 3.140%, 10/15/2018, Call Date 10/15/2014 (4)	2,000,000	2,000,000

		15,270,000

Maryland — 2.0%
Anne Arundel County, Maryland Economic, Revenue Bonds, 3.560%, 12/1/2015, Call Date 9/1/2006 (4)	2,500,000	2,500,000
Maryland State Community Development Administration, Revenue Notes, 3.670%, 9/12/2007	2,500,000	2,500,000
Washington Suburban Sanitary District, GO UT, 3.350%, 6/1/2023 (4)	1,300,000	1,300,000

		6,300,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Massachusetts — 0.3%
Massachusetts State Industrial Financial Agency, Revenue Bonds, 3.720%, 12/1/2019, Call Date 9/6/2006 (4)	$ 1,000,000	$ 1,000,000

Minnesota — 0.6%
Burnsville, Minnesota Housing, Revenue Bonds (Series A), 3.670%, 1/1/2045, Call Date 9/1/2006 (4)	2,000,000	2,000,000

Mississippi — 2.8%
Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, 3.510%, 6/1/2031, Call Date 9/1/2006 (4)	8,500,000	8,500,000

Nevada — 1.6%
Clark County, Nevada School District, Putters (Series 1159), GO UT, 3.470%, 6/15/2013 (4)	3,995,000	3,995,000
Nevada State, Floater Certificates (Series 344), GO UT, 3.450%, 5/15/2028, Call Date 5/15/2008	1,100,000	1,100,000

		5,095,000

New York — 7.2%
New York, New York, GO UT, 3.400%, 8/1/2034 (4)	500,000	500,000
Puttable Floating Option Tax-Exempt Receipts, Revenue Bonds, 3.650%, 10/1/2035 (4)	12,800,000	12,800,000
Suffolk County, New York Industrial Development Agency, Revenue Bonds, 3.720%, 4/1/2018, Call Date 9/6/2006 (4)	3,785,000	3,785,000
TSASC INC NY, Revenue Bonds, 3.510%, 6/1/2034, Call Date 6/1/2016 (4)	5,200,000	5,200,000

		22,285,000

North Carolina — 0.7%
Alamance County, North Carolina Industrial Facilities & Pollution Control Financing Authority, Revenue Bonds, 3.560%, 12/1/2014 (4)	695,000	695,000
North Carolina Medical Care Community Health Care Facilities, Revenue Bonds, 3.510%, 7/1/2017, Call Date 9/1/2006 (4)	935,000	935,000
Rutherford County, North Carolina Industrial Facilities & Pollution Control Authority, Revenue Bonds, 3.560%, 12/1/2008 (4)	400,000	400,000

		2,030,000

Description	Principal Amount	Value
Municipals (continued)

Ohio — 5.5%
Fairfield, Ohio Waste Water System Improvement, Revenue Notes, 3.850%, 8/30/2007	$ 3,000,000	$ 3,005,728
Hamilton County, Ohio Hospital Facilities, Revenue Bonds, 3.500%, 7/15/2029, Call Date 10/23/2006 (4)	8,300,000	8,300,000
Lawrence County, Ohio Industrial Development, Revenue Bonds, 3.510%, 11/1/2011 (4)	1,100,000	1,100,000
Montgomery County, Ohio Industrial Development, Refunding Revenue Bonds, 3.510%, 10/1/2009 (4)	4,700,000	4,700,000

		17,105,728

Oklahoma — 3.3%
Oklahoma State Industrial Authority, Revenue Bonds, 3.650%, 8/1/2018, Call Date 9/1/2006 (4)	1,835,000	1,835,000
Tulsa, Oklahoma Industrial Authority, Revenue Bonds, 3.600%, 11/1/2030 (4)	7,400,000	7,400,000
Tulsa, Oklahoma Industrial Authority, Revenue Bonds, 3.650%, 10/1/2032, Call Date 9/1/2006 (4)	805,000	805,000

		10,040,000

Pennsylvania — 6.4%
Allegheny County, Pennsylvania Industrial Development Authority Health & Housing Facilities, Revenue Bonds, 3.510%, 7/1/2010 (4)	3,100,000	3,100,000
Bucks County, Pennsylvania Industrial Development Authority, Revenue Bonds, 3.510%, 9/1/2019, Call Date 9/1/2006 (4)	2,105,000	2,105,000
Chester County, Pennsylvania Industrial Development Authority, Revenue Bonds, 3.460%, 4/1/2017, Call Date 9/1/2006 (4)	1,105,000	1,105,000
Montgomery County, Pennsylvania Higher Education & Health Authority, Revenue Bonds, 3.410%, 5/1/2034, Call Date 9/1/2006 (4)	2,100,000	2,100,000
Montgomery County, Pennsylvania Industrial Development Authority, Revenue Bonds, 3.420%, 1/1/2023, Call Date 9/1/2006 (4)	1,700,000	1,700,000
Philadelphia, Pennsylvania Authority for Industrial Development, Revenue Bonds, 3.430%, 12/1/2035, Call Date 9/1/2006 (4)	4,700,000	4,700,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Pennsylvania (continued)
Schuylkill County, Pennsylvania Industrial Development Authority, Revenue Bonds, 3.460%, 4/1/2021, Call Date 9/1/2006 (4)	$ 4,925,000	$ 4,925,000

		19,735,000

Puerto Rico — 0.6%
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities, Financing Authority, Revenue Bonds, 3.550%, 3/1/2023, Call Date 3/1/2007	2,000,000	2,000,487

South Carolina — 1.7%
Piedmont Municipal Power Agency, South Carolina Electric, Revenue Bonds, 3.430%, 1/1/2031, Call Date 9/1/2006 (4)	2,310,000	2,310,000
Piedmont Municipal Power Agency, South Carolina Electric, Revenue Bonds, 3.430%, 1/1/2034, Call Date 9/1/2006 (4)	800,000	800,000
South Carolina Jobs Economic Development Authority, Revenue Bonds, 4.000%, 11/1/2006	2,180,000	2,182,156

		5,292,156

Tennessee — 1.2%
Memphis, Tennessee Health, Educational, & Housing Facility Board, Revenue Bonds, 3.600%, 8/1/2032, Call Date 9/1/2006 (4)	800,000	800,000
Metropolitan Government, Nashville & Davidson County, Tennessee Industrial Development Board, Revenue Bonds, 3.490%, 12/1/2014 (4)	1,955,000	1,955,000
Rutherford County, Tennessee Industrial Development Board, Revenue Bonds, 3.510%, 7/1/2010 (4)	1,000,000	1,000,000

		3,755,000

Texas — 10.9%
ABN AMRO Munitops Certificates Trust, Revenue Bonds, 144A, 3.460%, 10/15/2011 (4)(7)	3,000,000	3,000,000
Brownsville, Texas Utility Systems, Revenue Bonds (Series A), 3.420%, 9/1/2027, Call Date 9/1/2006 (4)	4,800,000	4,800,000
Collin County, Texas Housing Financial Corp. Multifamily, Revenue Bonds, 3.480%, 9/1/2018 (4)	8,145,000	8,145,001

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
Comal County, Texas Industrial Development Authority, Revenue Bonds, 3.560%, 11/1/2011 (4)	$ 800,000	$ 800,000
Comal, Texas Independent School District, GO UT, 3.490%, 8/1/2016 (4)	2,260,000	2,260,000
Coppell, Texas Independent School District, GO UT, 3.480%, 8/15/2028 (4)	1,000,000	1,000,000
Klein, Texas Independent School District, GO UT (Series 39TP), 3.450%, 8/1/2031, Call Date 8/1/2015 (4)	2,875,000	2,875,000
San Antonio, Texas Water, Revenue Bonds, 3.430%, 5/15/2033, Call Date 9/1/2006 (4)	1,495,000	1,495,000
Texas State Authority Central Texas, Revenue Bonds, 3.480%, 8/15/2029 (4)	5,000,000	5,000,000
Texas State Student Housing Authority, Revenue Bonds, 3.500%, 10/1/2033 (4)	4,245,000	4,245,000

		33,620,001

Vermont — 0.9%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, 3.460%, 4/1/2032, Call Date 9/1/2006 (4)	2,785,000	2,785,000

Virginia — 0.4%
Suffolk, Virginia Redevelopment & Housing Authority Multi-Family Housing, Revenue Bonds, 3.510%, 9/1/2019, Call Date 9/1/2006 (4)	1,105,000	1,105,000

Washington — 0.9%
Clark County, Washington School District Number 037, GO UT 3.480%, 12/1/2020 (4)	1,195,000	1,195,000
Washington State Putters, GO UT, (Series 333), 3.480%, 12/1/2014 (4)	1,730,000	1,730,000

		2,925,000

Wisconsin — 7.3%
Appleton, Wisconsin Area School District, GO UT, 4.25%, 9/29/2006	1,850,000	1,850,554
Delavan Darien, Wisconsin School District, Revenue Notes, 3.800%, 8/29/2007	1,500,000	1,500,853
Denmark, Wisconsin School District, Revenue Notes, 3.700%, 8/30/2007	3,750,000	3,751,044
Lisbon, Wisconsin, Revenue Notes, 4.250%, 1/2/2007, Call Date 10/2/2006	1,640,000	1,641,051

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Middleton-Cross Plains, Wisconsin Area School District, Revenue Notes, 3.700%, 9/20/2007	$ 5,700,000	$ 5,704,005
Monroe, Wisconsin School District, Revenue Notes, 4.250%, 10/24/2006	1,500,000	1,502,208
Verona, Wisconsin Area School District, Revenue Notes, 3.700%, 8/24/2007	2,925,000	2,927,194
Wisconsin Health & Educational Facilities, Authority Health Facilities, Revenue Bonds, 3.400%, 8/15/2034, Call Date 9/1/2006 (4)	1,895,000	1,895,000
Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, 3.200%, 8/15/2019, Call Date 10/23/2006 (4)	1,500,000	1,500,000
Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, 3.650%, 5/1/2026, Call Date 9/1/2006 (4)	200,000	200,000

		22,471,909

Total Municipals		296,139,281

Mutual Funds — 0.2%
Federated Tax-Free Obligations Fund	600,612	600,612

Total Mutual Funds (identified cost $600,612)		600,612

Total Investments — 96.0% (at amortized cost)		296,739,893
Other Assets and Liabilities — 4.0%		12,272,168

Total Net Assets — 100.0%		$309,012,061

(See Notes which are an integral part of the Financial Statements)

Notes to Schedule of Investments

Note: The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2006.

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(2)	Non-income producing.
(3)	Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(4)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2006.
(5)	Designated as cover for dollar roll transactions.
(6)	Denotes a security subject to dollar roll transactions and deemed a when-issued security.
(7)	Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2006, these securities amounted to:

Fund	Amount	% of Total Net Assets
Small Cap Growth Fund	$2,362,677	1.18%
Government Income Fund	10,099,420	1.71
Intermediate Bond Fund	34,347,118	4.93
Short-Term Income Fund	2,767,505	2.14
Prime Money Market Fund	2,120,232,387	50.51
Tax-Free Money Market Fund	3,000,000	0.97

(8)	Denotes a restricted security which has been deemed liquid by criteria approved by the Fund’s Board of Directors.
(9)	Please refer to the Statement of Additional Information for an explanation of the credit ratings. Credit ratings contained in the Schedules of Investments are not audited by the Funds’ independent accounting firm.
(10)	Securities that are subject to alternative minimum tax represent 7.71% of Intermediate Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.
(11)	Offshore fund.
(12)	Securities have redemption features that may delay redemption beyond seven days.
(13)	Each issue shows the rate of the discount at the time of purchase.

The following acronyms are used throughout this report:

ADR	—American Depositary Receipt
AMBAC	—American Municipal Bond Assurance Corporation
CFC	—Cooperative Finance Corporation
CIFG	—CDC IXIS Financial Guaranty
COL	—Collateralized
FGIC	—Financial Guaranty Insurance Corporation
FRN	—Floating Rate Note
GDR	—Global Depository Receipt
GO	—Government Obligation
HFDC	—Health Facility Development Corporation
IDC	—Industrial Development Corporation
INS	—Insured
LIQ	—Liquidity Agreement
LP	—Limited Partnership
LOC	—Letter of Credit
MTN	—Medium Term Note
PCA	—Pollution Control Authority
PLC	—Public Limited Company
REITs	—Real Estate Investment Trusts
REMIC	—Real Estate Mortgage Investment Conduit
TCRs	—Transferable Custody Receipts
TRANs	—Tax and Revenue Anticipation Notes
UT	—Unlimited Tax
VRNs	—Variable Rate Notes

(See Notes which are an integral part of the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

August 31, 2006

Statements of Assets and Liabilities

	Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund
Assets:
Investments in securities, at value	$350,448,219	(1)	$244,652,713	(1)	$648,426,104	(1)	$210,186,981	(1)	$240,867,954	(1)
Investments in repurchase agreements	6,744,425		2,599,458		29,542,336		7,795,295		8,755,373
Cash	—		—		—		—		—
Cash denominated in foreign currencies (identified cost, $1,483,404)	—		—		—		—		—
Dividends receivable	801,386		261,185		681,922		60,741		38,141
Interest receivable	984		379		4,308		1,137		1,276
Receivable for investments sold	—		—		—		371,556		5,809,157
Receivable for capital stock sold	110,739		68,889		342,417		41,691		353,557
Receivable for daily variation margin	—		—		—		24,000		—
Prepaid expenses	18,724		4,979		22,451		13,863		16,539

Total assets	358,124,477		247,587,603		679,019,538		218,495,264		255,841,997
Liabilities:
Payable for capital stock redeemed	107,177		492,672		229,394		620,796		44,533
Payable for investments purchased	—		—		752,776		958,707		6,665,705
Payable on collateral due to brokers	25,665,080		19,384,434		68,510,950		36,735,919		48,700,991
Payable for daily variation margin	—		—		—		—		3,480
Payable for foreign tax expense	—		—		—		—		—
Net payable for foreign currency exchange contracts	—		—		—		—		—
Call options written, at value (premium received $51,838)	14,675		—		—		—		—
Put options written, at value (proceeds received $9,275)	1,750		—		—		—		—
Payable for income distribution	—		—		—		—		—
Payable for dollar roll transactions	—		—		—		—		—
Payable to affiliates (Note 5)	312,097		213,562		563,475		170,443		226,527
Payable for portfolio accounting fees	9,631		7,301		15,646		6,432		6,994
Payable for transfer and dividend disbursing agent fees	37,257		26,240		22,576		51,200		28,624
Accrued expenses	32,234		38,322		43,058		26,908		19,204

Total liabilities	26,179,901		20,162,531		70,137,875		38,570,405		55,696,058

Total Net Assets	$331,944,576		$227,425,072		$608,881,663		$179,924,859		$200,145,939

Net Assets Consist of:
Paid-in-capital	$266,349,537		$206,632,163		$490,416,680		$192,836,551		$161,361,224
Net unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	36,709,924		13,823,588		82,746,394		23,829,345		27,909,041
Accumulated net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	28,023,635		6,969,321		33,949,827		(36,540,959)		11,091,752
Undistributed net investment income (distributions in excess of net investment income)	861,480		—		1,768,762		(200,078)		(216,078)

Total Net Assets	$331,944,576		$227,425,072		$608,881,663		$179,924,859		$200,145,939

Net Asset Value, Offering Price and Redemption
Proceeds Per Share
Investor Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	$13.94		$12.16		$15.08		$14.43		$16.44
Advisor Class of Shares:
Net Asset Value and Redemption Proceeds Per Share	$13.94		$12.16		$15.08		$14.43		$16.44
Offering Price Per Share	$14.79	(2)	$12.90	(2)	$16.00	(2)	$15.31	(2)	$17.44	(2)
Institutional Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	$—		$—		$—		$—		$—
Net Assets:
Investor Class of Shares	$319,834,397		$218,108,605		$595,967,870		$175,529,147		$193,170,390
Advisor Class of Shares	12,110,179		9,316,467		12,913,793		4,395,712		6,975,549
Institutional Class of Shares	—		—		—		—		—

Total Net Assets	$331,944,576		$227,425,072		$608,881,663		$179,924,859		$200,145,939

Shares Outstanding:
Investor Class of Shares	22,941,459		17,932,756		39,529,826		12,160,234		11,747,828
Advisor Class of Shares	868,614		765,920		856,241		304,518		424,433
Institutional Class of Shares	—		—		—		—		—

Total Shares Outstanding	23,810,073		18,698,676		40,386,067		12,464,752		12,172,261

Investments, at identified cost	$320,527,408		$233,428,583		$595,222,046		$194,204,609		$221,846,562

(1)	Including $25,051,655; $18,921,124; $66,873,459; $35,857,889; $47,536,982; $30,760,315; $153,060,333; $202,605,796 and $17,369,665, respectively, of securities loaned.
(2)	Computation of offering price per share 100/94.25 of net asset value.
(3)	Computation of offering price per share 100/96.25 of net asset value.
(4)	Computation of offering price per share 100/98.00 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund		Government Income Fund		Intermediate Bond Fund		Intermediate Tax-Free Fund	Short-Term Income Fund		Government Money Market Fund	Prime Money Market Fund	Tax-Free Money Market Fund

$452,231,607	(1)	$981,363,356	(1)	$947,734,231	(1)	$80,599,819	$141,579,934	(1)	$40,872,844	$3,964,346,958	$296,739,893
7,616,448		62,586,714		137,533,462		—	5,076,621		117,124,261	225,489,180	—
—		—		—		—	—		—	—	2,877
1,467,315		—		—		—	—		—	—	—
905,752		—		—		—	61,663		—	—	—
24,528		3,940,954		5,307,791		897,987	775,311		385,427	22,844,559	1,610,323
8,672,389		—		—		—	—		—	—	16,729,118
223,726		1,009,749		602,849		34,994	22,305		—	191,871	100,000
—		—		—		—	46,875		—	—	—
20,288		159,991		4,758		3,284	4,024		1,524	8,070	42,569

471,162,053		1,049,060,764		1,091,183,091		81,536,084	147,566,733		158,384,056	4,212,880,638	315,224,780

412,828		214,839		91,126		3,000	11,700		—	—	—
9,047,948		92,513,267		125,851,072		1,069,600	—		—	—	5,427,194
31,513,524		156,808,229		207,566,881		—	17,794,985		—	—	—
—		—		—		—	—		—	—	—
1,924		—		—		—	—		—	—	—
7,105		—		—		—	—		—	—	—
—		—		—		—	—		—	—	—
—		—		—		—	—		—	—	—
—		593,872		961,185		179,714	238,430		350,668	13,794,005	696,658
—		209,626,962		59,295,625		—	—		—	—	—
418,650		383,667		388,919		31,493	43,991		40,590	1,168,190	59,957
31,229		15,261		16,225		1,757	4,588		2,193	38,762	9,158
63,037		—		3,785		18,642	1,522		4,149	192,197	—
113,790		14,022		11,891		14,450	19,690		30,834	81,965	19,752

41,610,035		460,170,119		394,186,709		1,318,656	18,114,906		428,434	15,275,119	6,212,719

$429,552,018		$588,890,645		$696,996,382		$80,217,428	$129,451,827		$157,955,622	$4,197,605,519	$309,012,061

$330,368,574		$593,007,150		$719,656,055		$79,291,082	$140,063,507		$157,955,622	$4,197,998,636	$309,009,379
53,077,943		(1,545,248)		(1,582,392)		1,050,270	(1,465,754)		—	—	—
44,649,907		(3,680,893)		(21,743,897)		(123,398)	(9,177,548)		—	(402,293)	2,629
1,455,594		1,109,636		666,616		(526)	31,622		—	9,176	53

$429,552,018		$588,890,645		$696,996,382		$80,217,428	$129,451,827		$157,955,622	$4,197,605,519	$309,012,061

$16.41		$9.42		$9.23		$10.03	$9.00		$1.00	$1.00	$1.00

$16.41		$9.42		$9.23		$—	$9.00		$—	$1.00	$—
$17.41	(2)	$9.79	(3)	$9.59	(3)	$—	$9.18	(4)	$—	$—	$—

$16.61		$—		$—		$—	$—		$1.00	$1.00	$1.00

$233,097,791		$582,466,101		$690,447,490		$80,217,428	$126,787,769		$92,339,385	$2,453,274,032	$192,602,893
7,738,838		6,424,544		6,548,892		—	2,664,058		—	90,775,648	—
188,715,389		—		—		—	—		65,616,237	1,653,555,839	116,409,168

$429,552,018		$588,890,645		$696,996,382		$80,217,428	$129,451,827		$157,955,622	$4,197,605,519	$309,012,061

14,200,604		61,820,266		74,816,440		7,994,194	14,093,785		92,339,385	2,453,512,435	192,601,879
471,504		681,871		709,594		—	296,170		—	90,807,762	—
11,358,170		—		—		—	—		65,616,237	1,653,678,441	116,407,500

26,030,278		62,502,137		75,526,034		7,994,194	14,389,955		157,955,622	4,197,998,638	309,009,379

$406,748,221		$1,045,495,318		$1,086,850,086		$79,549,549	$148,205,604		$157,997,105	$4,189,836,138	$296,739,893

Year Ended August 31, 2006

Statements of Operations

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund
Investment Income:
Interest income	$139,167	$177,091	$1,235,641	$325,057	$455,689
Dividend income	8,822,855	2,812,637	9,604,677	815,849	299,503
Securities lending income	49,755	30,959	149,954	73,321	355,647

Total income	9,011,777	3,020,687	10,990,272	1,214,227	1,110,839
Expenses:
Investment adviser fee (Note 5)	2,508,368	1,787,019	4,965,264	1,367,619	1,835,391
Shareholder services fees (Note 5)—
Investor Class of Shares	806,058	573,188	1,622,747	443,848	441,807
Advisor Class of Shares	30,065	22,485	32,341	12,025	17,041
Administrative fees (Note 5)	330,227	238,269	617,128	182,349	183,539
Portfolio accounting fees	114,156	89,149	185,736	73,903	74,235
Transfer and dividend disbursing agent fees	160,558	167,190	267,816	140,530	150,217
Custodian fees (Note 5)	58,445	47,653	91,204	36,470	36,708
Registration fees	17,732	22,458	22,867	17,627	20,585
Auditing fees	28,769	28,769	28,769	28,769	28,769
Legal fees	4,850	4,850	4,850	4,850	4,850
Printing and postage	15,338	19,975	39,675	13,076	12,760
Directors’ fees	15,385	15,384	15,385	15,384	15,385
Insurance premiums	6,666	4,827	12,570	3,456	3,172
Distribution services fees (Note 5)—
Advisor Class of Shares	4,923	3,671	5,128	1,975	2,571
Miscellaneous	23,644	18,500	2,187	42,721	9,766

Total expenses	4,125,184	3,043,387	7,913,667	2,384,602	2,836,796
Deduct (Note 5):
Waiver of investment adviser fee	—	—	—	—	—
Waiver of administrative fee	(20,945)	(11,914)	(37,500)	(9,117)	(9,177)
Waiver of shareholder services fees—
Investor Class of Shares	—	—	—	—	—
Advisor Class of Shares	(4,923)	(3,671)	(5,128)	(1,975)	(2,571)

Total waivers	(25,868)	(15,585)	(42,628)	(11,092)	(11,748)

Net expenses	4,099,316	3,027,802	7,871,039	2,373,510	2,825,048

Net investment income (loss)	4,912,461	(7,115)	3,119,233	(1,159,283)	(1,714,209)
Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency:
Net realized gain (loss) on investment transactions and options	49,513,239	30,206,808	47,292,056	8,508,507	16,456,336
Net realized gain (loss) on futures contracts	—	—	296,359	288,387	732,084
Net realized loss on foreign currency contracts	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options, futures contracts and foreign currency translation	(16,422,774)	(23,239,021)	(17,150,087)	2,367,621	1,491,010

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	33,090,465	6,967,787	30,438,328	11,164,515	18,679,430

Change in net assets resulting from operations	$38,002,926	$6,960,672	$33,557,561	$10,005,232	$16,965,221

(1)	Net of dollar roll expense of $7,015,767 and $2,031,873, respectively.
(2)	Net of foreign taxes withheld of $840,414.
(3)	Net of foreign taxes withheld of $45,945.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund	Government Income Fund	Intermediate Bond Fund	Intermediate Tax-Free Fund	Short-Term Income Fund	Government Money Market Fund	Prime Money Market Fund	Tax-Free Money Market Fund

$343,365	$28,235,905 (1)	$33,907,843 (1)	$3,472,970	$4,467,252	$8,712,769	$185,702,686	$8,424,719
8,189,348 (2)	—	—	—	682,965	—	—	—
215,821	367,245	266,873	—	12,351	—	—	—

8,748,534	28,603,150	34,174,716	3,472,970	5,162,568	8,712,769	185,702,686	8,424,719

3,904,696	3,997,638	3,999,383	505,355	768,859	383,530	6,009,650	509,844

540,355	1,316,423	1,649,472	210,564	313,481	269,850	5,529,213	455,530
16,310	16,123	16,938	—	6,878	—	204,080	—
384,320	513,619	620,751	84,226	128,143	70,112	1,465,024	92,988
127,948	160,463	186,515	25,268	57,642	57,093	439,378	67,848
160,361	172,871	175,346	33,820	80,431	50,072	549,921	36,641
229,205	78,302	91,656	16,845	25,629	38,176	425,643	48,531
15,300	27,775	30,317	16,315	19,683	42,556	109,196	28,476
28,769	28,769	28,769	28,769	28,769	28,769	28,769	28,769
4,850	4,850	4,850	4,850	4,850	4,850	4,850	4,850
10,214	43,285	15,133	809	3,964	1,208	40,812	1,746
15,386	15,385	15,384	15,384	15,385	15,384	15,385	15,385
7,192	9,292	12,539	1,744	2,650	3,125	72,759	3,421

2,285	2,737	2,938	—	1,176	—	244,896	—
61,512	1,721	2,020	25,868	21,773	14,243	249,254	4,395

5,508,703	6,389,253	6,852,011	969,817	1,479,313	978,968	15,388,830	1,298,424

(70,000)	(533,018)	(399,939)	(227,410)	(435,687)	(324,117)	(1,602,573)	(330,543)
(26,601)	(37,303)	(37,500)	(4,211)	(6,407)	(1,615)	(33,749)	(2,136)

—	(1,211,109)	(1,517,514)	(193,719)	(288,402)	—	—	—
(2,285)	(2,737)	(2,938)	—	(1,176)	—	—	—

(98,886)	(1,784,167)	(1,957,891)	(425,340)	(731,672)	(325,732)	(1,636,322)	(332,679)

5,409,817	4,605,086	4,894,120	544,477	747,641	653,236	13,752,508	965,745

3,338,717	23,998,064	29,280,596	2,928,493	4,414,927	8,059,533	171,950,178	7,458,974

83,119,689 (3)	(2,900,552)	(6,301,662)	468,009	189,780	—	46,430	14,760
—	—	—	—	208,441	—	—	—
(1,598,745)	—	—	—	—	—	—	—
(2,868,139)	(6,158,308)	(5,869,544)	(1,737,643)	(4,415)	—	—	—

78,652,805	(9,058,860)	(12,171,206)	(1,269,634)	393,806	—	46,430	14,760

$81,991,522	$14,939,204	$17,109,390	$1,658,859	$4,808,733	$8,059,533	$171,996,608	$7,473,734

Statements of Changes in Net Assets

	Large-Cap Value Fund		Large-Cap Growth Fund
	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$4,912,461	$8,176,106	$(7,115)	$1,613,665
Net realized gain (loss) on investments and options transactions	49,513,239	23,570,751	30,206,808	29,955,991
Net realized gain (loss) on futures contracts	—	—	—	87,794
Net realized gain (loss) on foreign currency contracts	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options, futures contracts and foreign currency translation	(16,422,774)	1,495,058	(23,239,021)	1,357,532

Change in net assets resulting from operations	38,002,926	33,241,915	6,960,672	33,014,982

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(4,631,658)	(8,600,689)	(274,806)	(1,784,677)
Advisor Class of Shares	(172,165)	(273,887)	(10,486)	(60,788)
Institutional Class of Shares	—	—	—	—
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	(41,137,284)	(17,406,313)	(31,496,880)	—
Advisor Class of Shares	(1,526,596)	(533,830)	(1,201,505)	—
Institutional Class of Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(47,467,703)	(26,814,719)	(32,983,677)	(1,845,465)

Capital Stock Transactions—
Proceeds from sale of shares	27,373,258	28,445,249	18,647,995	17,505,093
Net asset value of shares issued to shareholders in payment of distributions declared	44,613,652	22,317,700	32,278,092	1,239,705
Cost of shares redeemed	(71,344,184)	(85,033,510)	(43,568,145)	(69,634,808)
Redemption fees	382	681	349	512

Change in net assets resulting from capital stock transactions	643,108	(34,269,880)	7,358,291	(50,889,498)

Change in net assets	(8,821,669)	(27,842,684)	(18,664,714)	(19,719,981)
Net Assets:
Beginning of period	340,766,245	368,608,929	246,089,786	265,809,767

End of period	$331,944,576	$340,766,245	$227,425,072	$246,089,786

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$861,480	$988,170	$—	$285,239

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund
Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005

$3,119,233	$1,441,208	$(1,159,283)	$(1,324,070)	$(1,714,209)	$(1,854,322)	$3,338,717	$3,795,894
47,292,056	54,501,720	8,508,507	23,363,165	16,456,336	11,321,080	83,119,689	58,410,768
296,359	1,945,332	288,387	606,626	732,084	472,396	—	—
—	—	—	—	—	—	(1,598,745)	(1,700,636)
(17,150,087)	37,615,947	2,367,621	15,714,289	1,491,010	25,631,554	(2,868,139)	31,379,173

33,557,561	95,504,207	10,005,232	38,360,010	16,965,221	35,570,708	81,991,522	91,885,199

(2,131,338)	(2,172,992)	—	—	—	—	(1,630,652)	(1,270,574)
(42,247)	(41,606)	—	—	—	—	(45,793)	(28,611)
—	—	—	—	—	—	(1,583,456)	(1,325,794)

(60,368,022)	(32,166,898)	—	—	(12,952,105)	—	—	—
(1,209,642)	(594,236)	—	—	(527,828)	—	—	—
—	—	—	—	—	—	—	—

(63,751,249)	(34,975,732)	—	—	(13,479,933)	—	(3,259,901)	(2,624,979)

97,203,466	146,768,005	26,696,965	16,651,326	55,255,852	22,523,133	90,990,850	75,193,217
62,159,923	33,920,383	—	—	13,131,471	—	2,476,313	1,966,320
(170,088,292)	(62,993,198)	(33,697,624)	(66,933,633)	(33,239,988)	(31,327,235)	(107,499,411)	(264,200,728)
10,434	5,443	121	523	13,636	734	1,831	5,428

(10,714,469)	117,700,633	(7,000,538)	(50,281,784)	35,160,971	(8,803,368)	(14,030,417)	(187,035,763)

(40,908,157)	178,229,108	3,004,694	(11,921,774)	38,646,259	26,767,340	64,701,204	(97,775,543)

649,789,820	471,560,712	176,920,165	188,841,939	161,499,680	134,732,340	364,850,814	462,626,357

$608,881,663	$649,789,820	$179,924,859	$176,920,165	$200,145,939	$161,499,680	$429,552,018	$364,850,814

$1,768,762	$823,114	$(200,078)	$—	$(216,078)	$—	$1,455,594	$3,021,468

Statements of Changes in Net Assets

	Government Income Fund		Intermediate Bond Fund
	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$23,998,064	$15,064,952	$29,280,596	$23,447,343
Net realized gain (loss) on investments and options transactions	(2,900,552)	3,602,480	(6,301,662)	423,579
Net realized gain (loss) on futures contracts	—	—	—	—
Net realized gain (loss) on foreign currency contracts	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options, futures contracts and foreign currency translation	(6,158,308)	(4,212,066)	(5,869,544)	(5,475,618)

Change in net assets resulting from operations	14,939,204	14,455,366	17,109,390	18,395,304

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(23,432,419)	(15,616,752)	(28,812,978)	(24,618,631)
Advisor Class of Shares	(271,143)	(223,191)	(279,757)	(261,016)
Institutional Class of Shares	—	—	—	—
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	—	—	—	—
Advisor Class of Shares	—	—	—	—
Institutional Class of Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(23,703,562)	(15,839,943)	(29,092,735)	(24,879,647)

Capital Stock Transactions—
Proceeds from sale of shares	190,804,605	172,498,659	121,879,824	95,921,548
Net asset value of shares issued to shareholders in payment of distributions declared	16,687,380	10,065,417	17,988,291	14,342,634
Cost of shares redeemed	(92,302,350)	(48,585,491)	(84,978,626)	(82,472,367)
Redemption fees	26,437	13,528	6,901	2,279

Change in net assets resulting from capital stock transactions	115,216,072	133,992,113	54,896,390	27,794,094

Change in net assets	106,451,714	132,607,536	42,913,045	21,309,751
Net Assets:
Beginning of period	482,438,931	349,831,395	654,083,337	632,773,586

End of period	$588,890,645	$482,438,931	$696,996,382	$654,083,337

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$1,109,636	$692,287	$666,616	$496,573

(1)	Commenced operations on September 22, 2004.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund		Short-Term Income Fund		Government Money Market Fund		Prime Money Market Fund		Tax-Free Money Market Fund
Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005(1)

$2,928,493	$3,230,429	$4,414,927	$4,437,445	$8,059,533	$3,954,318	$171,950,178	$80,150,986	$7,458,974	$2,110,311
468,009	1,551,462	189,780	(77,260)	—	—	46,430	6,471	14,760	—
—	—	208,441	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(1,737,643)	(3,090,710)	(4,415)	(1,819,798)	—	—	—	—	—	—

1,658,859	1,691,181	4,808,733	2,540,387	8,059,533	3,954,318	171,996,608	80,157,457	7,473,734	2,110,311

(2,898,514)	(3,228,761)	(5,251,043)	(5,449,947)	(4,407,319)	(2,355,328)	(92,986,740)	(45,887,493)	(5,147,192)	(2,019,005)
—	—	(108,369)	(98,994)	—	—	(3,181,870)	(1,580,750)	—	—
—	—	—	—	(3,652,214)	(1,598,990)	(75,781,568)	(32,682,743)	(2,311,783)	(91,252)

(2,148,867)	(49,146)	—	—	—	—	—	—	(9,217)	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	(2,914)	—

(5,047,381)	(3,277,907)	(5,359,412)	(5,548,941)	(8,059,533)	(3,954,318)	(171,950,178)	(80,150,986)	(7,471,106)	(2,110,257)

21,205,377	12,130,236	22,274,961	30,460,670	3,174,696,516	3,090,240,254	16,118,755,050	13,537,482,744	844,036,088	573,350,458
2,657,087	465,638	2,285,193	2,242,778	5,691,199	2,851,886	41,016,286	19,917,654	1,437,614	462,243
(30,875,857)	(17,342,348)	(33,243,519)	(42,658,748)	(3,181,516,323)	(3,116,620,951)	(15,667,324,489)	(13,592,936,840)	(703,501,188)	(406,775,836)
93	—	146	658	—	—	—	—	—	—

(7,013,300)	(4,746,474)	(8,683,219)	(9,954,642)	(1,128,608)	(23,528,811)	492,446,847	(35,536,442)	141,972,514	167,036,865

(10,401,822)	(6,333,200)	(9,233,898)	(12,963,196)	(1,128,608)	(23,528,811)	492,493,277	(35,529,971)	141,975,142	167,036,919

90,619,250	96,952,450	138,685,725	151,648,921	159,084,230	182,613,041	3,705,112,242	3,740,642,213	167,036,919	—

$80,217,428	$90,619,250	$129,451,827	$138,685,725	$157,955,622	$159,084,230	$4,197,605,519	$3,705,112,242	$309,012,061	$167,036,919

$(526)	$(525)	$31,622	$31,621	$—	$—	$9,176	$9,176	$53	$54

Statement of Cash Flows

Government Income Fund
For Year Ended August 31, 2006
Increase (Decrease) in Cash
Cash Flows from Operating Activities
Change in net assets resulting from operations	$14,939,204
Adjustments to Reconcile Change in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(4,057,260,575)
Paydown on investment securities	56,527,097
Realized gain on paydowns	(159,045)
Proceeds from sale of investment securities	3,734,924,282
Net purchases of short-term investment securities	(24,710,703)
Increase in income receivable	(2,160,683)
Increase in payable on collateral due to broker	42,720,042
Increase in payable to affiliates	67,601
Increase in accrued expenses	633
Decrease in prepaid expenses	(159,991)
Increase in payable for investments purchased	6,220,199
Net realized loss on investments	2,900,552
Net amortization/accretion of premium/discount	(1,829,153)
Net unrealized appreciation on investments	6,158,308

Net cash used in operating activities	(221,822,232)

Cash Flows From Financing Activities
Cash received from dollar roll transactions, net	128,927,932
Proceeds from sale of shares	191,931,949
Cash distributions paid	(6,888,810)
Payment of shares redeemed	(92,148,839)

Net cash used in financing activities	221,822,232

Net change in cash	—

Cash:
Beginning of period	—

End of period	$—

Supplemental disclosure of cash flow information. Non-cash financing not included herein consists of reinvestment of distributions of $16,687,380.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class shares (for a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)(4)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency(4)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of period (000 omitted)	Portfolio turnover rate
										Net Expenses	Expense waiver(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2002(3)	$14.70	$0.14	$(1.99)	$(1.85)	$(0.18)	$(0.55)	$(0.73)	$12.12	(13.16)%	1.20%	—%	1.28%	$338,512	50%
2003(3)	12.12	0.24	0.42	0.66	(0.20)	—	(0.20)	12.58	5.56	1.23	—	2.04	343,475	62
2004(3)	12.58	0.30	1.62	1.92	(0.30)	—	(0.30)	14.20	15.39	1.22	—	2.27	358,354	103
2005(3)	14.20	0.33	1.00	1.33	(0.35)	(0.72)	(1.07)	14.46	9.77	1.22	—	2.30	328,848	103
2006(3)	14.46	0.20	1.36	1.56	(0.20)	(1.88)	(2.08)	13.94	11.99	1.23	0.01	1.47	319,834	121
Large-Cap Growth Fund
2002(3)	13.75	0.01	(3.16)	(3.15)	(0.01)	—	(0.01)	10.59	(22.94)	1.21	—	0.01	274,960	62
2003(3)	10.59	0.04	0.71	0.75	(0.02)	—	(0.02)	11.32	7.11	1.28	—	0.38	254,286	73
2004(3)	11.32	0.02	0.78	0.80	(0.02)	—	(0.02)	12.10	7.08	1.25	—	0.20	257,684	129
2005(3)	12.10	0.09	1.54	1.63	(0.09)	—	(0.09)	13.64	13.51	1.26	—	0.63	237,294	146
2006(3)	13.64	0.00	0.40	0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27	0.01	0.00	218,109	134
Mid-Cap Value Fund
2002(3)	12.72	0.02	(0.40)	(0.38)	(0.01)	(1.68)	(1.69)	10.65	(4.25)	1.26	—	0.13	196,254	44
2003(3)	10.65	0.01	1.86	1.87	(0.01)	—	(0.01)	12.51	17.63	1.27	—	0.13	267,309	39
2004(3)	12.51	0.05	2.14	2.19	(0.01)	(0.45)	(0.46)	14.24	17.76	1.22	—	0.44	463,104	33
2005(3)	14.24	0.03	2.61	2.64	(0.06)	(0.96)	(1.02)	15.86	19.16	1.20	—	0.25	637,293	37
2006(3)	15.86	0.07	0.70	0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19	0.01	0.47	595,968	63
Mid-Cap Growth Fund
2002(3)	13.73	(0.09)	(4.29)	(4.38)	—	(0.04)	(0.04)	9.31	(32.01)	1.24	—	(0.72)	203,010	167
2003(3)	9.31	(0.08)	2.34	2.26	—	—	—	11.57	24.27	1.28	—	(0.78)	236,981	121
2004(3)	11.57	(0.10)	(0.32)	(0.42)	—	—	—	11.15	(3.63)	1.24	—	(0.85)	184,632	240
2005(3)	11.15	(0.10)	2.60	2.50	—	—	—	13.65	22.42	1.29	0.01	(0.72)	172,137	188
2006(3)	13.65	(0.09)	0.87	0.78	—	—	—	14.43	5.71	1.30	0.01	(0.64)	175,529	134
Small-Cap Growth Fund
2002(3)	12.59	(0.14)	(3.12)	(3.26)	—	(0.58)	(0.58)	8.75	(27.23)	1.63	—	(1.20)	77,713	292
2003(3)	8.75	(0.07)	3.15	3.08	—	—	—	11.83	35.20	1.72	—	(0.82)	90,126	248
2004(3)	11.83	(0.17)	0.94	0.77	—	—	—	12.60	6.51	1.58	—	(1.28)	129,875	267
2005(3)	12.60	(0.18)	3.60	3.42	—	—	—	16.02	27.14	1.55	0.01	(1.21)	155,327	195
2006(3)	16.02	(0.14)	1.93	1.79	—	(1.37)	(1.37)	16.44	11.37	1.54	—	(0.93)	193,170	148
International Stock Fund
2002(3)	10.73	0.03	(1.45)	(1.42)	—	—	—	9.31	(13.23)	1.49	0.02	0.32	195,496	83
2003(3)	9.31	0.06	0.65	0.71	—	—	—	10.02	7.63	1.54	0.02	0.65	204,477	171
2004(3)	10.02	0.00	1.02	1.02	(0.04)	—	(0.04)	11.00	10.20	1.50	0.02	0.00(5)	216,082	137
2005(3)	11.00	0.09	2.33	2.42	(0.07)	—	(0.07)	13.35	22.03	1.48	0.02	0.70	191,274	150
2006(3)	13.35	0.12	3.06	3.18	(0.12)	—	(0.12)	16.41	23.90	1.49	0.02	0.75	233,098	146
Government Income Fund
2002(3)	9.53	0.49 (6)	0.20 (6)	0.69	(0.50)	—	(0.50)	9.72	7.50	0.87	0.33	5.16(6)	377,594	76
2003(3)	9.72	0.32	(0.08)	0.24	(0.36)	—	(0.36)	9.60	2.45	0.87	0.33	3.30	382,287	539
2004(3)	9.60	0.43	0.09	0.52	(0.48)	—	(0.48)	9.64	5.50	0.87	0.33	4.49	344,253	113
2005(3)	9.64	0.37	(0.03)	0.34	(0.38)	—	(0.38)	9.60	3.61	0.88	0.33	3.75	475,920	561
2006(3)	9.60	0.42	(0.18)	0.24	(0.42)	—	(0.42)	9.42	2.57	0.86	0.34	4.50	582,466	760

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class shares (for a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)(4)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency(4)		Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets					Net assets, end of period (000 omitted)	Portfolio turnover rate
												Net Expenses		Expense waiver(2)		Net investment income (loss)(2)
Intermediate Bond Fund
2002(3)	$9.51	$0.47	(6)	$(0.04	)(6)	$0.43	$(0.50)	$—	$(0.50)	$9.44	4.70%	0.72%		0.29%		5.00%(6)	$631,518	187%
2003(3)	9.44	0.41		0.07		0.48	(0.45)	—	(0.45)	9.47	5.10	0.72		0.29		4.30	629,664	317
2004(3)	9.47	0.38		0.06		0.44	(0.41)	—	(0.41)	9.50	4.68	0.72		0.29		3.98	625,908	278
2005(3)	9.50	0.35		(0.08)		0.27	(0.37)	—	(0.37)	9.40	2.90	0.73		0.30		3.70	646,961	357
2006(3)	9.40	0.40		(0.17)		0.23	(0.40)	—	(0.40)	9.23	2.56	0.73		0.30		4.39	690,447	430
Intermediate Tax-Free Fund
2002(3)	10.35	0.40	(6)	0.22	(6)	0.62	(0.40)	—	(0.40)	10.57	6.12	0.62		0.50		3.84(6)	109,693	27
2003(3)	10.57	0.38		(0.07)		0.31	(0.38)	—	(0.38)	10.50	2.95	0.60		0.50		3.57	102,717	17
2004(3)	10.50	0.37		0.13		0.50	(0.37)	(0.02)	(0.39)	10.61	4.88	0.62		0.50		3.51	96,952	8
2005(3)	10.61	0.37		(0.18)		0.19	(0.36)	(0.01)	(0.37)	10.43	1.83	0.61		0.50		3.48	90,619	57
2006(3)	10.43	0.35		(0.14)		0.21	(0.35)	(0.26)	(0.61)	10.03	2.12	0.65		0.51		3.48	80,217	31
Short-Term Income Fund
2002(3)	9.54	0.42	(6)	(0.07	)(6)	0.35	(0.47)	—	(0.47)	9.42	3.77	0.56		0.57		4.51(6)	114,320	54
2003(3)	9.42	0.33		(0.03)		0.30	(0.40)	—	(0.40)	9.32	3.22	0.58		0.57		3.47	150,302	43
2004(3)	9.32	0.27		(0.02)		0.25	(0.36)	—	(0.36)	9.21	2.75	0.54		0.57		2.94	148,735	40
2005(3)	9.21	0.26		(0.10)		0.16	(0.34)	—	(0.34)	9.03	1.74	0.54		0.57		2.95	135,894	52
2006(3)	9.03	0.31		0.04		0.35	(0.38)	—	(0.38)	9.00	3.92	0.58		0.58		3.45	126,788	19
Government Money Market Fund
2004(7)	1.00	0.00		—		0.00	0.00	—	0.00	1.00	0.23(8)	0.45	(9)	0.17	(9)	0.96(9)	118,401	—
2005	1.00	0.02		—		0.02	(0.02)	—	(0.02)	1.00	2.11	0.45		0.18		2.09	121,712	—
2006	1.00	0.04		—		0.04	(0.04)	—	(0.04)	1.00	4.16	0.45		0.17		4.09	92,339	—
Prime Money Market Fund
2002	1.00	0.02		—		0.02	(0.02)	—	(0.02)	1.00	1.99	0.45		0.04		1.95	1,857,948	—
2003	1.00	0.01		—		0.01	(0.01)	—	(0.01)	1.00	1.05	0.45		0.03		1.04	1,889,427	—
2004	1.00	0.01		—		0.01	(0.01)	—	(0.01)	1.00	0.76	0.45		0.04		0.76	2,123,605	—
2005	1.00	0.02		—		0.02	(0.02)	—	(0.02)	1.00	2.22	0.45		0.04		2.20	2,078,992	—
2006	1.00	0.04		—		0.04	(0.04)	—	(0.04)	1.00	4.25	0.45		0.04		4.19	2,453,274	—
Tax-Free Money Market Fund
2005(10)	1.00	0.02		—		0.02	(0.02)	—	(0.02)	1.00	1.60(8)	0.45	(9)	0.14	(9)	1.76(9)	142,826	—
2006	1.00	0.03		—		0.03	(0.03)	—	(0.03)	1.00	2.84	0.45		0.13		2.85	192,603	—

(1)	Based on net asset value.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2002	2003	2004	2005	2006
International Stock Fund	$0.01	$0.01	$0.00	$0.00	$0.00
Intermediate Tax-Free Fund	0.01	0.01	0.00	0.00	0.00

Funds not shown had redemption fees of less than $0.01.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class shares (for a share outstanding throughout each period)

(4)	Per share information is based on average shares outstanding.
(5)	Represents less than 0.005%.
(6)	Effective September 1, 2001, the Government Income Fund, Intermediate Bond Fund, Intermediate Tax-Free Fund and Short-Term Income Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was as follows:

	Net Investment Income per Share	Net Realized/Unrealized Gain/Loss per Share	Ratio of Net Investment Income to Average Net Assets
Increase (Decrease)
Government Income Fund	$(0.01)	$0.01	(0.12)%
Intermediate Bond Fund	(0.03)	0.03	(0.32)
Intermediate Tax-Free Fund	0.00	0.00	0.00
Short-Term Income Fund	(0.04)	0.04	(0.40)

(7)	Reflects operations for the period from May 17, 2004 (start of performance) to August 31, 2004.
(8)	Not annualized for periods less than a year.
(9)	Computed on an annualized basis.
(10)	Reflects operations for the period from September 22, 2004 (start of performance) to August 31, 2005.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class shares (for a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)(4)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency(4)		Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of period (000 omitted)	Portfolio turnover rate
											Net Expenses	Expense waiver(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2002(3)	$14.70	$0.14	$(1.99)		$(1.85)	$(0.18)	$(0.55)	$(0.73)	$12.12	(13.16)%	1.20%	0.25%	1.30%	$4,360	50%
2003(3)	12.12	0.24	0.42		0.66	(0.20)	—	(0.20)	12.58	5.56	1.23	0.25	2.03	5,757	62
2004(3)	12.58	0.30	1.62		1.92	(0.30)	—	(0.30)	14.20	15.39	1.22	0.25	2.30	10,255	103
2005(3)	14.20	0.32	1.01		1.33	(0.35)	(0.72)	(1.07)	14.46	9.77	1.22	0.25	2.30	11,918	103
2006(3)	14.46	0.20	1.36		1.56	(0.20)	(1.88)	(2.08)	13.94	11.99	1.23	0.05	1.47	12,110	121
Large-Cap Growth Fund
2002(3)	13.75	0.01	(3.16)		(3.15)	(0.01)	—	(0.01)	10.59	(22.94)	1.21	0.25	0.01	4,964	62
2003(3)	10.59	0.04	0.71		0.75	(0.02)	—	(0.02)	11.32	7.11	1.28	0.25	0.37	6,349	73
2004(3)	11.32	0.02	0.78		0.80	(0.02)	—	(0.02)	12.10	7.08	1.25	0.25	0.20	8,126	129
2005(3)	12.10	0.08	1.55		1.63	(0.09)	—	(0.09)	13.64	13.51	1.26	0.25	0.63	8,796	146
2006(3)	13.64	0.00	0.40		0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27	0.05	0.00	9,316	134
Mid-Cap Value Fund
2002(3)	12.72	0.02	(0.40)		(0.38)	(0.01)	(1.68)	(1.69)	10.65	(4.25)	1.26	0.25	0.13	3,956	44
2003(3)	10.65	0.01	1.86		1.87	(0.01)	—	(0.01)	12.51	17.63	1.27	0.25	0.13	5,428	39
2004(3)	12.51	0.05	2.14		2.19	(0.01)	(0.45)	(0.46)	14.24	17.76	1.22	0.25	0.42	8,456	33
2005(3)	14.24	0.03	2.61		2.64	(0.06)	(0.96)	(1.02)	15.86	19.16	1.20	0.25	0.25	12,497	37
2006(3)	15.86	0.07	0.70		0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19	0.05	0.47	12,914	63
Mid-Cap Growth Fund
2002(3)	13.73	(0.09)	(4.29)		(4.38)	—	(0.04)	(0.04)	9.31	(32.01)	1.24	0.25	(0.73)	2,596	167
2003(3)	9.31	(0.08)	2.34		2.26	—	—	—	11.57	24.27	1.28	0.25	(0.79)	3,663	121
2004(3)	11.57	(0.10)	(0.32)		(0.42)	—	—	—	11.15	(3.63)	1.24	0.25	(0.84)	4,209	240
2005(3)	11.15	(0.10)	2.60		2.50	—	—	—	13.65	22.42	1.29	0.26	(0.72)	4,784	188
2006(3)	13.65	(0.10)	0.88		0.78	—	—	—	14.43	5.71	1.30	0.05	(0.64)	4,396	134
Small-Cap Growth Fund
2002(3)	12.59	(0.14)	(3.12)		(3.26)	—	(0.58)	(0.58)	8.75	(27.23)	1.63	0.25	(1.21)	2,440	292
2003(3)	8.75	(0.07)	3.15		3.08	—	—	—	11.83	35.20	1.72	0.25	(0.76)	3,763	248
2004(3)	11.83	(0.17)	0.94		0.77	—	—	—	12.60	6.51	1.58	0.25	(1.29)	4,857	267
2005(3)	12.60	(0.18)	3.60		3.42	—	—	—	16.02	27.14	1.55	0.26	(1.21)	6,173	195
2006(3)	16.02	(0.15)	1.94		1.79	—	(1.37)	(1.37)	16.44	11.37	1.54	0.04	(0.93)	6,976	148
International Stock Fund
2002(3)	10.73	0.03	(1.46)		(1.43)	—	—	—	9.30	(13.33)	1.49	0.27	0.30	4,183	83
2003(3)	9.30	0.05	0.66		0.71	—	—	—	10.01	7.63	1.54	0.27	0.59	3,735	171
2004(3)	10.01	0.00	1.03		1.03	(0.04)	—	(0.04)	11.00	10.28	1.50	0.27	0.03	4,455	137
2005(3)	11.00	0.09	2.33		2.42	(0.07)	—	(0.07)	13.35	22.03	1.48	0.27	0.70	5,449	150
2006(3)	13.35	0.12	3.06		3.18	(0.12)	—	(0.12)	16.41	23.90	1.49	0.05	0.75	7,739	146
Government Income Fund
2002(3)	9.53	0.47 (5)	0.20	(5)	0.67	(0.48)	—	(0.48)	9.72	7.25	1.10	0.35	4.90(5)	3,839	76
2003(3)	9.72	0.30	(0.09)		0.21	(0.33)	—	(0.33)	9.60	2.22	1.10	0.35	3.06	4,615	539
2004(3)	9.60	0.41	0.08		0.49	(0.45)	—	(0.45)	9.64	5.26	1.10	0.35	4.30	5,579	113
2005(3)	9.64	0.34	(0.02)		0.32	(0.36)	—	(0.36)	9.60	3.37	1.11	0.35	3.52	6,519	561
2006(3)	9.60	0.40	(0.18)		0.22	(0.40)	—	(0.40)	9.42	2.34	1.09	0.15	4.27	6,425	760
Intermediate Bond Fund
2002(3)	9.51	0.45 (5)	(0.04	)(5)	0.41	(0.48)	—	(0.48)	9.44	4.46	0.95	0.31	4.77(5)	4,255	187
2003(3)	9.44	0.39	0.06		0.45	(0.42)	—	(0.42)	9.47	4.86	0.95	0.31	4.05	5,403	317
2004(3)	9.47	0.39	0.02		0.41	(0.38)	—	(0.38)	9.50	4.44	0.95	0.31	4.06	6,865	279
2005(3)	9.50	0.33	(0.08)		0.25	(0.35)	—	(0.35)	9.40	2.66	0.96	0.32	3.47	7,123	357
2006(3)	9.40	0.38	(0.17)		0.21	(0.38)	—	(0.38)	9.23	2.33	0.96	0.11	4.16	6,549	430

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class shares (for a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)(4)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency(4)		Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets			Net assets, end of period (000 omitted)	Portfolio turnover rate
												Net Expenses	Expense waiver(2)	Net investment income (loss)(2)
Short-Term Income Fund
2002(3)	$9.54	$0.39	(5)	$(0.06	)(5)	$0.33	$(0.45)	$—	$(0.45)	$9.42	3.53%	0.79%	0.59%	4.21%(5)	$824	54%
2003(3)	9.42	0.30		(0.02)		0.28	(0.38)	—	(0.38)	9.32	2.99	0.81	0.59	3.19	2,207	43
2004(3)	9.32	0.25		(0.02)		0.23	(0.34)	—	(0.34)	9.21	2.51	0.77	0.59	2.70	2,914	40
2005(3)	9.21	0.25		(0.11)		0.14	(0.32)	—	(0.32)	9.03	1.51	0.77	0.59	2.72	2,792	52
2006(3)	9.03	0.29		0.04		0.33	(0.36)	—	(0.36)	9.00	3.69	0.81	0.39	3.22	2,664	19
Prime Money Market Fund
2002	1.00	0.02		—		0.02	(0.02)	—	(0.02)	1.00	1.69	0.75	0.04	1.69	113,662	—
2003	1.00	0.01		—		0.01	(0.01)	—	(0.01)	1.00	0.75	0.75	0.03	0.74	93,059	—
2004	1.00	0.01		—		0.01	(0.01)	—	(0.01)	1.00	0.46	0.75	0.04	0.45	84,397	—
2005	1.00	0.02		—		0.02	(0.02)	—	(0.02)	1.00	1.91	0.75	0.04	1.90	75,993	—
2006	1.00	0.04		—		0.04	(0.04)	—	(0.04)	1.00	3.94	0.74	0.04	3.89	90,776	—

(1)	Based on net asset value, which does not reflect the sales charge, or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2002	2003	2004	2005	2006
International Stock Fund	$0.01	$0.01	$0.01	$0.00	$0.00

Funds not shown had redemption fees of less than $0.01.

(4)	Per share information is based on average shares outstanding.
(5)	Effective September 1, 2001, the Government Income Fund, Intermediate Bond Fund and Short-Term Income Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing on long-term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was as follows:

	Net Investment Income per Share	Net Realized/Unrealized Gain/Loss per Share	Ratio of Net Investment Income to Average Net Assets
Increase (Decrease)
Government Income Fund	$(0.01)	$0.01	(0.12)%
Intermediate Bond Fund	(0.03)	0.03	(0.32)
Short-Term Income Fund	(0.04)	0.04	(0.40)

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class shares (for a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)(3)	Net realized and unrealized gain (loss) on investments and foreign currency(3)	Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets					Net assets, end of period (000 omitted)	Portfolio turnover rate
										Net Expenses		Expense waiver(2)		Net investment income (loss)(2)
International Stock Fund
2002(4)	$10.77	$0.06	$(1.46)	$(1.40)	$—	$—	$—	$9.37	(13.00)%	1.24%		0.02%		0.59%	$102,233	83%
2003(4)	9.37	0.08	0.66	0.74	—	—	—	10.11	7.90	1.29		0.02		0.90	116,761	171
2004(4)	10.11	0.04	1.02	1.06	(0.06)	—	(0.06)	11.11	10.52	1.25		0.02		0.36	242,089	137
2005(4)	11.11	0.16	2.32	2.48	(0.07)	—	(0.07)	13.52	22.38	1.23		0.02		0.95	168,128	150
2006(4)	13.52	0.17	3.07	3.24	(0.15)	—	(0.15)	16.61	24.14	1.24		0.02		1.00	188,715	146
Government Money Market Fund
2004(6)	1.00	—	—	—	—	—	—	1.00	0.28(7)	0.20	(5)	0.17	(5)	1.18(5)	64,212	—
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.37	0.20		0.18		2.34	37,372	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.42	0.20		0.17		4.34	65,616	—
Prime Money Market Fund
2002	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.25	0.20		0.04		2.24	910,196	—
2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.30	0.20		0.03		1.26	1,302,242	—
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.01	0.20		0.04		1.01	1,532,640	—
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.47	0.20		0.04		2.45	1,550,128	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.51	0.19		0.04		4.44	1,653,556	—
Tax-Free Money Market Fund
2005(8)	1.00	—	—	—	—	—	—	1.00	0.39(7)	0.20	(5)	0.06	(5)	0.78(5)	24,211	—
2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.09	0.20		0.13		3.10	116,409	—

(1)	Based on net asset value.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Per share information is based on average shares outstanding.
(4)	Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2002	2003	2004	2005	2006
International Stock Fund	$0.01	$0.01	$0.00	$0.00	$0.00

Funds not shown had redemption fees of less than $0.01.

(5)	Computed on an annualized basis.
(6)	Reflects operations for the period from May 28, 2004 (start of performance) to August 31, 2004.
(7)	Not annualized for periods less than a year.
(8)	Reflects operations for the period from June 29, 2005 (start of performance) to August 31, 2005.

(See Notes which are an integral part of the Financial Statements)

August 31, 2006

Notes to Financial Statements

1.	Organization

Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of thirteen diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), with multiple classes of shares as indicated in the accompanying table:

Portfolio Name	Advisor Class	Investor Class	Institutional Class	Investment Objective
Marshall Large-Cap Value Fund (“Large-Cap Value Fund”)	X	X		To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth Fund (“Large-Cap Growth Fund”)	X	X		To provide capital appreciation.
Marshall Mid-Cap Value Fund (“Mid-Cap Value Fund”)	X	X		To provide capital appreciation.
Marshall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	X	X		To provide capital appreciation.
Marshall Small-Cap Growth Fund (“Small-Cap Growth Fund”)	X	X		To provide capital appreciation.
Marshall International Stock Fund (“International Stock Fund”)	X	X	X	To provide capital appreciation.
Marshall Government Income Fund (“Government Income Fund”)	X	X		To provide current income.
Marshall Intermediate Bond Fund (“Intermediate Bond Fund”)	X	X		To maximize total return consistent with current income.
Marshall Intermediate Tax-Free Fund (“Intermediate Tax-Free Fund”)		X		To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.
Marshall Short-Term Income Fund (“Short-Term Income Fund”)	X	X		To maximize total return consistent with current income.
Marshall Government Money Market Fund (“Government Money Market Fund”)		X	X	To provide current income consistent with stability of principal.
Marshall Prime Money Market Fund (“Prime Money Market Fund”)	X	X	X	To provide current income consistent with stability of principal.
Marshall Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)		X	X	To provide current income that is exempt from federal income tax and is consistent with stability of principal.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Securities listed on a foreign exchange are valued at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at “fair value” as discussed below. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. The money market funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it

Notes to Financial Statements (continued)

deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the Marshall International Stock Fund may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim, which may affect a security’s value.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Directors have retained an independent fair value pricing service to assist in valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. As of August 31, 2006, 1.2% of the total long-term investments of the Small-Cap Growth Fund were fair valued; none of the securities held in the other Funds were fair valued.

Repurchase Agreements—It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Funds’ adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares (except Intermediate Tax-Free Fund) which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the total shares outstanding of each class, without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees and shareholder servicing fees are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of net investment income.

Federal Income Taxes—It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are recorded.

Withholding taxes on foreign dividends have been provided in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the commitment to purchase securities. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts—Certain Funds may purchase futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Marshall Funds

At August 31, 2006 the following Funds had outstanding futures contracts as set forth below:

Fund	Expiration Date	Contracts	Description	Position	Unrealized Depreciation
Mid-Cap Growth Fund	September 2006	75	S&P Mid-Cap 400	Long	$(51,678)
Small-Cap Growth Fund	September 2006	87	Russell 2000®	Long	(132,276)
Short-Term Income Fund	December 2006	300	U.S. 5 Year Note	Long	(83,295)

Options Contracts—Certain Funds may write covered call and put options on futures, swaps, securities or currencies a Fund owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

For the year ended August 31, 2006, the Large-Cap Value Fund had $471,957 in realized gains on written options.

The following is a summary of the Large-Cap Value Fund’s written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/05	2,052	$212,355
Options written	5,551	618,930
Options expired	(3,327)	(337,550)
Options exercised	(571)	(71,335)
Options closed	(2,960)	(361,287)

Outstanding @ 8/31/06	745	$61,113

At August 31, 2006, the Large-Cap Value Fund had the following outstanding written options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation
Archer-Daniels-Midland Co.	Call	September 2006	$55	75	$—	$4,725
EOG Resources, Inc.	Call	September 2006	85	100	—	5,800
Gilead Sciences, Inc.	Call	November 2006	70	120	13,800	339
Marathon Oil Corp.	Call	September 2006	100	100	—	8,800
Phelps Dodge Corp.	Call	September 2006	105	175	875	17,499
Transocean, Inc.	Put	September 2006	60	175	1,750	7,525

Total				745		$44,688

Notes to Financial Statements (continued)

Foreign Exchange Contracts—The International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The International Stock Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the International Stock Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Stock Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FC”) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Dollar Roll Transactions—The Funds, except for the money market funds, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term arrangements which will not exceed twelve months. The Funds use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds’ current yield and total return. The fee earned by the Fund from these transactions is accreted over the roll period.

Information regarding dollar roll transactions for the Intermediate Bond Fund for the period ended August 31, 2006 was as follows:

Maximum amount outstanding during the period	$60,589,990
Average amount outstanding during the period (1)	$30,140,626

Information regarding dollar roll transactions for the Government Income Fund for the period ended August 31, 2006 was as follows:

Maximum amount outstanding during the period	$215,438,310
Average amount outstanding during the period (1)	$105,866,218

(1)	The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the period ended August 31, 2006.

Securities Lending—Certain Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Funds may pay a portion of net revenue to Marshall & Ilsley Trust Company N.A. (“M&I Trust”) for its services as securities lending agent, and (ii) cash collateral received for a loan of one Fund’s securities may be invested jointly with collateral received for loans of other Funds’ securities.

Marshall Funds

As of August 31, 2006, the value of securities loaned and the payable on collateral due to brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Brokers
Large-Cap Value Fund	$25,051,655	$25,665,080
Large-Cap Growth Fund	18,921,124	19,384,434
Mid-Cap Value Fund	66,873,459	68,510,950
Mid-Cap Growth Fund	35,857,889	36,735,919
Small-Cap Growth Fund	47,536,982	48,700,991
International Stock Fund	30,760,315	31,513,524
Government Income Fund	153,060,333	156,808,229
Intermediate Bond Fund	202,605,796	207,566,881
Short-Term Income Fund	17,369,665	17,794,985

	$598,037,218	$612,680,993

Notes to Financial Statements (continued)

Cash collateral was jointly pooled and invested in the following securities as of August 31, 2006 (1):

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Short-Term Income Fund	Total
Alliance & Leicester PLC, 5.410%, 9/8/2006	$837,896	$632,850	$2,236,700	$1,199,330	$1,589,957	$1,028,832	$5,119,371	$6,776,505	$580,959	$20,002,400
Allstate Life Global Fd II, 5.420%, 9/18/2006	837,796	632,774	2,236,431	1,199,186	1,589,767	1,028,709	5,118,756	6,775,692	580,889	20,000,000
American Express Credit, 5.506%, 9/5/2006	838,935	633,635	2,239,473	1,200,817	1,591,929	1,030,108	5,125,718	6,784,907	581,678	20,027,200
Aust. & N.Z. Banking Group, 5.324%, 9/23/2006	838,215	633,091	2,237,550	1,199,786	1,590,562	1,029,223	5,121,316	6,779,078	581,180	20,010,001
Banco Santander Totta SA, 5.330%, 9/16/2006	628,347	474,581	1,677,324	899,389	1,192,325	771,532	3,839,067	5,081,768	435,667	15,000,000
Bank of America Corp., 5.315%, 10/26/2006	837,744	632,734	2,236,293	1,199,112	1,589,668	1,028,645	5,118,439	6,775,272	580,853	19,998,760
Barclays Capital Repo, 5.283%, 9/1/2006	628,347	474,581	1,677,323	899,389	1,192,325	771,532	3,839,067	5,081,769	435,667	15,000,000
Bayerische Landesbank NY, 5.376%, 9/24/2006	837,796	632,774	2,236,431	1,199,186	1,589,767	1,028,709	5,118,756	6,775,692	580,889	20,000,000
Bear Stearns Co., 5.456%, 9/5/2006	628,937	475,026	1,678,897	900,233	1,193,443	772,255	3,842,668	5,086,536	436,075	15,014,070
Bear Stearns Co., 5.368%, 9/28/2006	251,414	189,889	671,131	359,864	477,073	308,705	1,536,088	2,033,317	174,319	6,001,800
BMW US Capital LLC, 5.330%, 9/15/2006	921,760	696,191	2,460,566	1,319,368	1,749,093	1,131,806	5,631,758	7,454,752	639,106	22,004,400
Canadian Imperial Bank, 5.410%, 9/15/2006	628,347	474,580	1,677,324	899,389	1,192,325	771,532	3,839,067	5,081,769	435,667	15,000,000
DNB NOR Bank ASA, 5.314%, 9/25/2006	837,808	632,783	2,236,465	1,199,204	1,589,791	1,028,724	5,118,833	6,775,794	580,898	20,000,300
GE Capital Corp., 5.430%, 9/17/2006	629,296	475,297	1,679,856	900,747	1,194,125	772,698	3,844,864	5,089,442	436,325	15,022,650
Goldman Sachs Group, 5.430%, 9/16/2006	838,892	633,602	2,239,357	1,200,754	1,591,846	1,030,055	5,125,451	6,784,554	581,649	20,026,160
HBOS Treasury Services PLC, 5.452%, 9/1/2006	837,796	632,774	2,236,431	1,199,186	1,589,767	1,028,709	5,118,756	6,775,692	580,889	20,000,000
HSBC Finance Corp., 5.356%, 9/24/2006	628,347	474,581	1,677,324	899,388	1,192,325	771,532	3,839,067	5,081,769	435,667	15,000,000
HSH Nordbank NY, 5.354%, 9/23/2006	838,242	633,111	2,237,621	1,199,824	1,590,612	1,029,256	5,121,479	6,779,297	581,198	20,010,640
IBM Corp., 5.410%, 9/8/2006	838,139	633,034	2,237,348	1,199,678	1,590,418	1,029,131	5,120,855	6,778,470	581,127	20,008,200
Irish Life & Permanent, 5.326%, 9/22/2006	837,981	632,913	2,236,923	1,199,450	1,590,116	1,028,935	5,119,882	6,777,183	581,017	20,004,400
J.P. Morgan Chase Repo, 5.283%, 9/1/2006	418,898	316,387	1,118,215	599,593	794,883	514,355	2,559,378	3,387,846	290,445	10,000,000
Liquid Funding LTD, 5.308%, 9/29/2006	837,721	632,717	2,236,230	1,199,078	1,589,624	1,028,616	5,118,295	6,775,082	580,837	19,998,200
Merrill Lynch & Co., 5.580%, 9/11/2006	837,796	632,774	2,236,431	1,199,186	1,589,767	1,028,709	5,118,756	6,775,692	580,889	20,000,000
Metlife Insurance FA, 5.462%, 9/1/2006	837,796	632,774	2,236,431	1,199,186	1,589,767	1,028,709	5,118,756	6,775,692	580,889	20,000,000
Monumental Life FA, 5.440%, 9/15/2006	628,347	474,581	1,677,324	899,388	1,192,325	771,532	3,839,067	5,081,769	435,667	15,000,000
Morgan Stanley CP, 5.373%, 9/1/2006	837,796	632,774	2,236,431	1,199,186	1,589,767	1,028,709	5,118,756	6,775,692	580,889	20,000,000
Natexis Banq Populair NY, 5.324%, 9/23/2006	628,368	474,596	1,677,379	899,419	1,192,364	771,557	3,839,194	5,081,937	435,681	15,000,495
National Rural Utilities Coop., 5.392%, 9/1/2006	418,815	316,324	1,117,992	599,473	794,724	514,252	2,558,866	3,387,168	290,386	9,998,000
Northern Rock PLC, 5.430%, 9/3/2006	837,796	632,774	2,236,431	1,199,186	1,589,767	1,028,709	5,118,756	6,775,692	580,889	20,000,000
Provident Money Market Fund, 5.211%, 9/1/2006	608,845	459,851	1,625,267	871,476	1,155,320	747,586	3,719,917	4,924,050	422,145	14,534,457
Prudential Funding, 5.355%, 9/15/2006	837,796	632,774	2,236,431	1,199,186	1,589,767	1,028,709	5,118,756	6,775,692	580,889	20,000,000
SLM Corp., 5.325%, 9/20/2006	837,700	632,702	2,236,176	1,199,049	1,589,585	1,028,593	5,118,173	6,774,919	580,823	19,997,720
Wachovia Securities LLP, 5.400%, 9/1/2006	628,346	474,581	1,677,324	899,389	1,192,325	771,532	3,839,067	5,081,769	435,667	15,000,000
Wells Fargo & Co., 5.441%, 9/2/2006	419,333	316,716	1,119,379	600,217	795,710	514,889	2,562,040	3,391,369	290,747	10,010,400
Westlb AG NY FRN, 5.410%, 9/10/2006	628,544	474,731	1,677,854	899,674	1,192,702	771,776	3,840,280	5,083,375	435,804	15,004,740
Westpac Bank NY, 5.340%, 9/18/2006	419,148	316,577	1,118,887	599,953	795,360	514,663	2,560,914	3,389,879	290,619	10,006,000

	$25,665,080	$19,384,434	$68,510,950	$36,735,919	$48,700,991	$31,513,524	$156,808,229	$207,566,881	$17,794,985	$612,680,993

(1)	The collateral pool is managed by the Fund Manager of the Short-Term Income, Prime Money Market and Government Money Market Funds.

Marshall Funds

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Funds are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The money market funds’ restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held by the Funds at August 31, 2006 is as follows:

Fund	Security	Acquisition Date	Acquisition Cost	Value
Small Cap Growth Fund	BPZ Energy, Inc.	7/15/2005	$1,510,500	$2,362,677
Prime Money Market Fund	Genworth Life Insurance Co.	4/20/2005	75,000,000	74,999,999
Prime Money Market Fund	Metropolitan Life Insurance Co.	6/1/2005	65,000,000	65,000,000
Prime Money Market Fund	Metropolitan Life Insurance Co.	1/19/2001	50,000,000	50,000,000
Prime Money Market Fund	Monumental Life Insurance Co.	Various	40,000,000	40,000,000
Prime Money Market Fund	Monumental Life Insurance Co.	10/15/1996	10,000,000	10,000,000
Prime Money Market Fund	Monumental Life Insurance Co.	1/4/2000	25,000,000	25,000,000

Redemption Fees—The Funds (other than the Government Money Market Fund, Prime Money Market Fund, and Tax-Free Money Market Fund) impose a 2.00% redemption fee to shareholders who redeem shares held for 30 days or less. All redemption fees are recorded by the Funds as paid-in-capital.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Amount	Shares	Amount

LARGE-CAP VALUE FUND—INVESTOR CLASS
Shares sold	1,906,790	$26,019,893	1,829,109	$26,021,484
Shares issued to shareholders in payment of distributions declared	3,302,613	42,963,132	1,543,426	21,530,773
Shares redeemed	(5,012,609)	(68,871,921)	(5,861,874)	(83,244,440)

Net change resulting from Investor Class share transactions	196,794	$111,104	(2,489,339)	$(35,692,183)
LARGE-CAP VALUE FUND—ADVISOR CLASS
Shares sold	97,738	$1,353,365	171,705	$2,423,765
Shares issued to shareholders in payment of distributions declared	126,598	1,650,520	56,331	786,927
Shares redeemed	(180,012)	(2,472,263)	(125,873)	(1,789,070)

Net change resulting from Advisor Class share transactions	44,324	$531,622	102,163	$1,421,622

Net change resulting from Fund Share transactions	241,118	$642,726	(2,387,176)	$(34,270,561)

Notes to Financial Statements (continued)

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Amount	Shares	Amount

LARGE-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	1,371,617	$16,957,471	1,260,357	$16,412,745
Shares issued to shareholders in payment of distributions declared	2,539,454	31,081,965	88,525	1,180,035
Shares redeemed	(3,375,953)	(42,171,262)	(5,247,593)	(68,142,663)

Net change resulting from Investor Class share transactions	535,118	$5,868,174	(3,898,711)	$(50,549,883)
LARGE-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	136,362	$1,690,524	84,156	$1,092,348
Shares issued to shareholders in payment of distributions declared	97,727	1,196,127	4,476	59,670
Shares redeemed	(112,998)	(1,396,883)	(115,395)	(1,492,145)

Net change resulting from Advisor Class share transactions	121,091	$1,489,768	(26,763)	$(340,127)

Net change resulting from Fund Share transactions	656,209	$7,357,942	(3,925,474)	$(50,890,010)

MID-CAP VALUE FUND—INVESTOR CLASS
Shares sold	6,251,944	$94,736,031	9,467,073	$143,028,970
Shares issued to shareholders in payment of distributions declared	4,145,962	60,977,713	2,280,717	33,306,266
Shares redeemed	(11,061,377)	(167,452,145)	(4,077,273)	(61,533,012)

Net change resulting from Investor Class share transactions	(663,471)	$(11,738,401)	7,670,517	$114,802,224
MID-CAP VALUE FUND—ADVISOR CLASS
Shares sold	162,127	$2,467,435	248,166	$3,739,035
Shares issued to shareholders in payment of distributions declared	80,382	1,182,210	42,031	614,117
Shares redeemed	(174,155)	(2,636,147)	(96,159)	(1,460,186)

Net change resulting from Advisor Class share transactions	68,354	$1,013,498	194,038	$2,892,966

Net change resulting from Fund Share transactions	(595,117)	$(10,724,903)	7,864,555	$117,695,190

MID-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	1,808,256	$26,308,273	1,256,962	$16,203,819
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(2,257,250)	(32,642,238)	(5,202,764)	(66,143,660)

Net change resulting from Investor Class share transactions	(448,994)	$(6,333,965)	(3,945,802)	$(49,939,841)

Marshall Funds

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Amount	Shares	Amount

MID-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	26,373	$388,692	34,844	$447,507
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(72,219)	(1,055,386)	(61,917)	(789,973)

Net change resulting from Advisor Class share transactions	(45,846)	$(666,694)	(27,073)	$(342,466)

Net change resulting from Fund Share transactions	(494,840)	$(7,000,659)	(3,972,875)	$(50,282,307)

SMALL-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	3,181,009	$54,030,959	1,456,780	$21,659,686
Shares issued to shareholders in payment of distributions declared	786,510	12,615,614	—	—
Shares redeemed	(1,915,382)	(32,150,421)	(2,072,187)	(30,464,957)

Net change resulting from Investor Class share transactions	2,052,137	$34,496,152	(615,407)	$(8,805,271)
SMALL-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	71,340	$1,224,893	58,107	$863,447
Shares issued to shareholders in payment of distributions declared	32,161	515,857	—	—
Shares redeemed	(64,483)	(1,089,567)	(58,317)	(862,278)

Net change resulting from Advisor Class share transactions	39,018	$651,183	(210)	$1,169

Net change resulting from Fund Share transactions	2,091,155	$35,147,335	(615,617)	$(8,804,102)

INTERNATIONAL STOCK FUND—INVESTOR CLASS
Shares sold	2,605,872	$39,880,809	1,722,657	$20,871,413
Shares issued to shareholders in payment of distributions declared	59,750	865,186	51,159	639,999
Shares redeemed	(2,790,464)	(42,090,619)	(7,095,529)	(87,175,523)

Net change resulting from Investor Class share transactions	(124,842)	$(1,344,624)	(5,321,713)	$(65,664,111)
INTERNATIONAL STOCK FUND—ADVISOR CLASS
Shares sold	119,771	$1,895,676	46,266	$563,005
Shares issued to shareholders in payment of distributions declared	3,028	43,841	2,240	28,002
Shares redeemed	(59,387)	(913,080)	(45,622)	(561,499)

Net change resulting from Advisor Class share transactions	63,412	$1,026,437	2,884	$29,508

Notes to Financial Statements (continued)

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Amount	Shares	Amount

INTERNATIONAL STOCK FUND—INSTITUTIONAL CLASS
Shares sold	3,202,751	$49,214,365	4,328,499	$53,758,799
Shares issued to shareholders in payment of distributions declared	107,128	1,567,286	102,715	1,298,319
Shares redeemed	(4,392,535)	(64,495,712)	(13,785,943)	(176,463,706)

Net change resulting from Institutional Class share transactions	(1,082,656)	$(13,714,061)	(9,354,729)	$(121,406,588)

Net change resulting from Fund Share transactions	(1,144,086)	$(14,032,248)	(14,673,558)	$(187,041,191)

GOVERNMENT INCOME FUND—INVESTOR CLASS
Shares sold	20,143,722	$189,309,426	17,831,487	$170,901,289
Shares issued to shareholders in payment of distributions declared	1,752,203	16,445,432	1,027,448	9,859,322
Shares redeemed	(9,650,145)	(90,593,898)	(4,977,741)	(47,747,868)

Net change resulting from Investor Class share transactions	12,245,780	$115,160,960	13,881,194	$133,012,743
GOVERNMENT INCOME FUND—ADVISOR CLASS
Shares sold	159,127	$1,495,179	166,570	$1,597,370
Shares issued to shareholders in payment of distributions declared	25,760	241,948	21,475	206,095
Shares redeemed	(182,065)	(1,708,452)	(87,408)	(837,623)

Net change resulting from Advisor Class share transactions	2,822	$28,675	100,637	$965,842

Net change resulting from Fund Share transactions	12,248,602	$115,189,635	13,981,831	$133,978,585

INTERMEDIATE BOND FUND—INVESTOR CLASS
Shares sold	13,163,549	$121,248,410	10,093,559	$94,841,266
Shares issued to shareholders in payment of distributions declared	1,924,789	17,723,792	1,497,934	14,095,705
Shares redeemed	(9,087,949)	(83,641,998)	(8,650,915)	(81,477,978)

Net change resulting from Investor Class share transactions	6,000,389	$55,330,204	2,940,578	$27,458,993
INTERMEDIATE BOND FUND—ADVISOR CLASS
Shares sold	68,523	$631,414	114,702	$1,080,282
Shares issued to shareholders in payment of distributions declared	28,718	264,499	26,238	246,929
Shares redeemed	(145,256)	(1,336,628)	(105,897)	(994,389)

Net change resulting from Advisor Class share transactions	(48,015)	$(440,715)	35,043	$332,822

Net change resulting from Fund Share transactions	5,952,374	$54,889,489	2,975,621	$27,791,815

Marshall Funds

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Amount	Shares	Amount

INTERMEDIATE TAX-FREE FUND—INVESTOR CLASS
Shares sold	2,116,260	$21,205,377	1,156,165	$12,130,236
Shares issued to shareholders in payment of distributions declared	265,742	2,657,087	44,387	465,638
Shares redeemed	(3,075,376)	(30,875,764)	(1,652,466)	(17,342,348)

Net change resulting from Fund Share transactions	(693,374)	$(7,013,300)	(451,914)	$(4,746,474)

SHORT-TERM INCOME FUND—INVESTOR CLASS
Shares sold	2,464,733	$22,054,651	3,269,074	$29,927,755
Shares issued to shareholders in payment of distributions declared	243,568	2,183,563	236,508	2,149,606
Shares redeemed	(3,658,669)	(32,805,555)	(4,610,090)	(41,967,477)

Net change resulting from Investor Class share transactions	(950,368)	$(8,567,341)	(1,104,508)	$(9,890,116)
SHORT-TERM INCOME FUND—ADVISOR CLASS
Shares sold	24,560	$220,310	58,534	$532,915
Shares issued to shareholders in payment of distributions declared	11,339	101,630	10,257	93,172
Shares redeemed	(48,895)	(437,964)	(75,965)	(691,271)

Net change resulting from Advisor Class share transactions	(12,996)	$(116,024)	(7,174)	$(65,184)

Net change resulting from Fund Share transactions	(963,364)	$(8,683,365)	(1,111,682)	$(9,955,300)

GOVERNMENT MONEY MARKET FUND—INVESTOR CLASS
Shares sold	1,748,822,328	$1,748,663,920	1,855,824,949	$1,855,824,949
Shares issued to shareholders in payment of distributions declared	3,877,362	4,035,770	2,325,539	2,325,539
Shares redeemed	(1,782,072,501)	(1,782,072,501)	(1,854,838,991)	(1,854,838,991)

Net change resulting from Investor Class share transactions	(29,372,811)	$(29,372,811)	3,311,497	$3,311,497
GOVERNMENT MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	1,426,032,596	$1,426,032,596	1,234,415,305	$1,234,415,305
Shares issued to shareholders in payment of distributions declared	1,655,429	1,655,429	526,347	526,347
Shares redeemed	(1,399,443,822)	(1,399,443,822)	(1,261,781,960)	(1,261,781,960)

Net change resulting from Institutional Class share transactions	28,244,203	$28,244,203	(26,840,308)	$(26,840,308)

Net change resulting from Fund Share transactions	(1,128,608)	$(1,128,608)	(23,528,811)	$(23,528,811)

Notes to Financial Statements (continued)

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Amount	Shares	Amount

PRIME MONEY MARKET FUND—INVESTOR CLASS
Shares sold	5,137,187,193	$5,137,187,193	4,400,996,839	$4,400,996,839
Shares issued to shareholders in payment of distributions declared	19,084,406	19,084,406	9,910,812	9,910,812
Shares redeemed	(4,782,017,645)	(4,782,017,645)	(4,455,527,096)	(4,455,527,096)

Net change resulting from Investor Class share transactions	374,253,954	$374,253,954	(44,619,445)	$(44,619,445)
PRIME MONEY MARKET FUND—ADVISOR CLASS
Shares sold	266,002,249	$266,002,249	195,786,593	$195,786,593
Shares issued to shareholders in payment of distributions declared	3,055,453	3,055,453	1,549,235	1,549,235
Shares redeemed	(254,276,178)	(254,276,178)	(205,740,408)	(205,740,408)

Net change resulting from Advisor Class share transactions	14,781,524	$14,781,524	(8,404,580)	$(8,404,580)
PRIME MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	10,715,565,608	$10,715,565,608	8,940,699,312	$8,940,699,312
Shares issued to shareholders in payment of distributions declared	18,876,427	18,876,427	8,457,607	8,457,607
Shares redeemed	(10,631,030,666)	(10,631,030,666)	(8,931,669,336)	(8,931,669,336)

Net change resulting from Institutional Class share transactions	103,411,369	$103,411,369	17,487,583	$17,487,583

Net change resulting from Fund Share transactions	492,446,847	$492,446,847	(35,536,442)	$(35,536,442)

TAX-FREE MONEY MARKET FUND—INVESTOR CLASS(1)
Shares sold	487,128,790	$487,128,790	537,707,175	$537,707,175
Shares issued to shareholders in payment of distributions declared	1,398,471	1,398,471	462,243	462,243
Shares redeemed	(438,751,346)	(438,751,346)	(395,343,454)	(395,343,454)

Net change resulting from Investor Class share transactions	49,775,915	$49,775,915	142,825,964	$142,825,964
TAX-FREE MONEY MARKET FUND—INSTITUTIONAL CLASS(2)
Shares sold	356,907,298	$356,907,298	35,643,283	$35,643,283
Shares issued to shareholders in payment of distributions declared	39,143	39,143	—	—
Shares redeemed	(264,749,842)	(264,749,842)	(11,432,382)	(11,432,382)

Net change resulting from Institutional Class share transactions	92,196,599	$92,196,599	24,210,901	$24,210,901

Net change resulting from Fund Share transactions	141,972,514	$141,972,514	167,036,865	$167,036,865

(1)	Commenced operations on September 22, 2004.
(2)	Commenced operations on June 29, 2005.

Marshall Funds

4.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the net asset value of the Funds.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the discount accretion/premium amortization of debt securities.

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Large-Cap Value Fund	$321,215,419	$41,351,072	$(5,373,847)	$35,977,225
Large-Cap Growth Fund	233,423,605	23,567,427	(9,738,861)	13,828,566
Mid-Cap Value Fund	596,043,325	96,749,774	(14,824,661)	81,925,113
Mid-Cap Growth Fund	194,769,552	26,004,242	(2,791,518)	23,212,724
Small-Cap Growth Fund	222,268,569	31,304,907	(3,950,149)	27,354,758
International Stock Fund	406,853,546	58,808,463	(5,813,954)	52,994,509
Government Income Fund	1,045,524,119	2,616,992	(4,191,041)	(1,574,049)
Intermediate Bond Fund	1,087,371,303	1,867,273	(3,970,883)	(2,103,610)
Intermediate Tax-Free Fund	79,548,455	1,314,538	(263,174)	1,051,364
Short-Term Income Fund	149,393,634	103,365	(2,840,444)	(2,737,079)
Government Money Market Fund*	157,997,105	—	—	—
Prime Money Market Fund*	4,189,836,138	—	—	—
Tax-Free Money Market Fund*	296,739,893	—	—	—

* at amortized cost

The tax character of distributions reported on the Statements of Changes in Net Assets for the years ended August 31, 2006 and 2005 was as follows:

	2006			2005
Fund Name	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Large-Cap Value Fund	$11,439,241	$—	$36,028,462	$13,421,810	$—	$13,392,909
Large-Cap Growth Fund	11,361,141	—	21,622,536	1,845,465	—	—
Mid-Cap Value Fund	12,216,179	—	51,535,070	8,203,315	—	26,772,417
Mid-Cap Growth Fund	—	—	—	—	—	—
Small-Cap Growth Fund	5,769,643	—	7,710,290	—	—	—
International Stock Fund	3,259,900	—	—	2,624,979	—	—
Government Income Fund	23,703,562	—	—	15,839,943	—	—
Intermediate Bond Fund	29,092,735	—	—	24,879,647	—	—
Intermediate Tax-Free Fund	50,527	2,847,987	2,148,867	—	3,228,761	49,146
Short-Term Income Fund	5,359,412	—	—	5,548,941	—	—
Government Money Market Fund	8,059,533	—	—	3,954,318	—	—
Prime Money Market Fund	171,950,178	—	—	80,150,986	—	—
Tax-Free Money Market Fund	3,920	7,458,975	8,211	—	2,110,257	—

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

Notes to Financial Statements (continued)

As of August 31, 2006, the components of distributable earnings on a tax basis are as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Large-Cap Value Fund	$15,213,985	$—	$14,359,141	$—	$35,977,225
Large-Cap Growth Fund	—	—	6,964,343	—	13,828,566
Mid-Cap Value Fund	7,408,101	—	29,131,768	—	81,925,113
Mid-Cap Growth Fund	—	—	—	(36,124,416)	23,212,724
Small-Cap Growth Fund	2,312,479	—	9,117,478	—	27,354,758
International Stock Fund	1,457,518	—	44,755,232	—	52,994,509
Government Income Fund	1,109,636	—	—	(3,652,091)	(1,574,049)
Intermediate Bond Fund	666,616	—	—	(21,222,680)	(2,103,610)
Intermediate Tax-Free Fund	—	(526)	—	(124,492)	1,051,364
Short-Term Income Fund	31,622	—	—	(7,906,223)	(2,737,079)
Government Money Market Fund	—	—	—	—	—
Prime Money Market Fund	9,176	—	—	(402,292)	—
Tax-Free Money Market Fund	2,629	53	—	—	—

At August 31, 2006, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

	Capital Loss Carryforward to Expire in
Fund	2007	2008	2009	2010	2011	2012	2013	2014	Total
Mid-Cap Growth Fund	—	—	—	—	36,124,416	—	—	—	36,124,416
Government Income Fund	—	1,467,490	—	—	—	—	—	412,462	1,879,952
Intermediate Bond Fund	—	1,553,692	—	6,283,428	3,131,248	—	—	4,907,527	15,875,895
Short-Term Income Fund	952,637	222,218	928,524	944,182	322,004	1,989,874	797,744	905,168	7,062,351
Prime Money Market Fund	—	—	—	6,964	395,328	—	—	—	402,292

The Short-Term Income Fund had capital loss carryforwards expire during the fiscal year 2006 in the amount of $618,371.

As of August 31, 2006, the Government Income, Intermediate Bond, Intermediate Tax-Free and Short-Term Income Funds had $1,772,139, $5,346,785, $124,492 and $843,872, respectively, of post-October losses, which are deferred until September 1, 2006 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—M&I Investment Management Corp., the Funds’ investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
Large-Cap Value Fund	0.75%
Large-Cap Growth Fund	0.75%
Mid-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%
Government Income Fund	0.75%
Intermediate Bond Fund	0.60%
Intermediate Tax-Free Fund	0.60%
Short-Term Income Fund	0.60%
Government Money Market	0.20%
Prime Money Market Fund	0.15%
Tax-Free Money Market Fund	0.20%

The International Stock Fund’s sub-advisers are Trilogy Global Advisors, LLC and Acadian Asset Management, Inc. The Adviser compensates each sub-adviser based on the level of average daily net assets of the International Stock Fund managed by each sub-adviser.

Marshall Funds

Administrative Fee—M&I Trust, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust is based on each Fund’s average daily net assets with respect to the Equity Funds and Income Funds and the aggregate average daily net assets of all money market Funds as follows:

Maximum Fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

M&I Trust may voluntarily choose to waive any portion of its fee. M&I Trust can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee—Prior to November 1, 2005, the Funds were subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Effective November 1, 2005, the Funds’ Board of Directors approved the elimination of the Plan with respect to all of the Funds other than the Prime Money Market Fund. The Plan authorizes payments by the Prime Money Market Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provides that the Fund may incur distribution expenses up to 0.30% of the average daily net assets of the Fund’s Advisor Class shares.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Investor Services (“MIS”), a division of M&I Trust, each Fund pays MIS up to 0.25% of average daily net assets of the Fund’s Investor and Advisor Class shares for the period. The fee paid to MIS is used to finance certain services for shareholders and to maintain shareholder accounts. MIS may voluntarily choose to waive any portion of its fee. MIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees—M&I Trust is the Funds’ custodian, except for the International Stock Fund for which Investors Bank & Trust maintains custody. M&I Trust receives fees based on the level of each Fund’s average daily net assets for the period.

Securities Lending—The Funds pay a portion of net revenue to M&I Trust for its services as the securities lending agent. The securities lending income as shown in the Statements of Operations is net of these expenses. The following amounts were paid for the fiscal year ended August 31, 2006:

Fund	Fees Paid
Large-Cap Value Fund	$21,318
Large-Cap Growth Fund	13,264
Mid-Cap Value Fund	64,260
Mid-Cap Growth Fund	31,415
Small-Cap Growth Fund	152,400
International Stock Fund	92,490
Government Income Fund	157,388
Intermediate Bond Fund	114,371
Short-Term Income Fund	5,292

General—Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of one or more of the above companies. None of the Fund officers or interested directors receive any compensation from the Funds.

6.	Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities, short-term obligations and in-kind contributions, for the year ended August 31, 2006 were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large Cap Value Fund	$401,236,673	$443,165,562	$—	$—
Large-Cap Growth Fund	313,999,646	339,149,225	—	—
Mid-Cap Value Fund	396,909,822	487,305,835	—	—
Mid-Cap Growth Fund	234,953,332	242,253,811	—	—
Small-Cap Growth Fund	278,494,710	261,050,843	—	—
International Stock Fund	588,656,827	573,081,294	—	—
Government Income Fund	30,671,783	34,222,303	3,892,044,740	3,543,302,121
Intermediate Bond Fund	305,627,100	511,726,136	2,362,923,016	2,069,109,147
Intermediate Tax-Free Fund	24,188,822	30,990,372	—	—
Short-Term Income Fund	6,303,654	33,651,560	16,493,264	18,710,545

Notes to Financial Statements (continued)

7.	Line of Credit/Interfund Borrowing and Lending

The Corporation, on behalf of the respective Funds, entered into a $25,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds rate. The LOC includes a commitment fee of 0.09% per annum on the daily unused portion. The Intermediate Tax-Free Fund and the Tax-Free Money Market Fund utilized the LOC during the year ended August 31, 2006. No borrowings were outstanding under the LOC at August 31, 2006.

The Funds are permitted to participate in an interfund lending program, which allows the Funds to lend money to, and borrow money from, each other for temporary purposes. The money market funds will not participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a money market fund and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the Funds.

8.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2006, the percentages which qualify for the dividend received deduction available to corporate shareholders were as follows:

Large-Cap Value Fund	34%
Large-Cap Growth Fund	27
Mid-Cap Value Fund	68
Small-Cap Growth Fund	3
International Stock Fund	6

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2006, the percentages which are designated as qualified dividend income were as follows:

Large-Cap Value Fund	34%
Large-Cap Growth Fund	28
Mid-Cap Value Fund	70
Small-Cap Growth Fund	3
International Stock Fund	100

For Federal income tax purposes, the Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Small-Cap Growth, Intermediate Tax-Free and Tax-Free Money Market Funds designate long-term capital gain dividends of $36,028,462, $21,622,536, $51,535,070, $7,710,290, $2,148,867 and $8,211, respectively, for the year ended August 31, 2006.

For Federal income tax purposes, the Government Income, Intermediate Bond, Short-Term Income, Government Money Market and Prime Money Market Funds designate qualified interest income dividends of $23,703,562, $29,092,735, $5,359,412, $8,059,533 and $171,950,178, respectively, for the year ended August 31, 2006.

For Federal income tax purposes, the Intermediate Tax-Free and Tax-Free Money Market Funds designate tax-exempt dividends of $2,847,987 and $7,458,975, respectively, for the year ended August 31, 2006.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International Stock Fund, designates $9,002,706 of income derived from foreign sources and $829,197 of foreign taxes paid, for the year ended August 31, 2006.

9.	Change in Auditors

On May 8, 2006, the Audit Committee of the Funds’ Board of Directors accepted the resignation of Ernst & Young LLP (“E&Y”) as independent accountants for the Funds. Upon the recommendation of the Audit Committee, on May 2, 2006, the Board of Directors of the Funds selected PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm to audit the books and records of the Funds for their fiscal year ended August 31, 2006, in the event of E&Y’s resignation. E&Y’s report on the financial statements of the Funds for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y’s satisfaction, would have caused it to make reference to that matter in connection with its report.

10.	Recently Issued Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position to estimate the significance of its impact, if any, on the Funds’ financial statements at this time.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Marshall Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Marshall Large-Cap Value Fund, Marshall Large-Cap Growth Fund, Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Small-Cap Growth Fund, Marshall International Stock Fund, Marshall Government Income Fund, Marshall Intermediate Bond Fund, Marshall Intermediate Tax-Free Fund, Marshall Short-Term Income Fund, Marshall Government Money Market Fund, Marshall Prime Money Market Fund and Marshall Tax-Free Money Market Fund (each a series of Marshall Funds, Inc., hereafter referred to as the “Funds”) at August 31, 2006, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2005 and financial highlights of the Funds for the periods ended August 31, 2005 and prior were audited by other independent auditors. Those independent auditors expressed an unqualified opinion in the report dated October 26, 2005.

PricewaterhouseCoopers LLP

Chicago, Illinois

October 26, 2006

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds. The address of each director and officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling

1-800-236-FUND (3863).

INTERESTED DIRECTORS
Name and Age (as of 8/31/06)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 49	Director and President	2004-2009; since May 1999	Vice President of M&I Investment Management Corp. (“Adviser”) and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	13	None
Kenneth C. Krei* Age: 56	Director	2004-2009; since July 2004	Chairman of M&I Brokerage Services, Inc. and M&I Insurance Services, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003; Executive Vice President, Investment Advisors at Fifth Third Bancorp, from 2001 to 2003; Executive Vice President, Investment and Insurance Services at Old Kent Financial Corporation, from 1998 to 2001.	13	None
* Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I
Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

Directors and Officers of the Funds (continued)

INDEPENDENT DIRECTORS
Name and Age (as of 8/31/06)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 64	Independent Director	2006-2011; since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005; Consultant, Gold Bank Funds, from 2000 to 2001.	13	None
Benjamin M. Cutler Age: 61	Independent Director	2004-2009; since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and CEO, Fortis Health (a health insurer), from 1996 to 2003.	13	None
John DeVincentis Age: 72	Independent Director	2004-2009; since October 1993	Independent financial consultant; retired; formerly, Senior Vice President of Finance, In-Sink-Erator Division of Emerson Electric Corp. (an electrical products manufacturer) from 1972 to 1993.	13	None
John A. Lubs Age: 58	Independent Director	2004-2009; since July 2004	Vice Chairman, Mason Companies, Inc. (a footwear distributor), since October 2004; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	13	None
James Mitchell Age: 59	Independent Director	2004-2009; since March 1999	Chairman, Golner Precision Products, Inc. (a supplier of machine parts), since 2004; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), since 2001; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992.	13	None
Barbara J. Pope Age: 58	Independent Director	2004-2009; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm) since 1992; President of Sedgwick Street Fund LLC (a private investment partnership) since 1996; prior to 1992, Tax Partner, Price Waterhouse.	13	None

Directors and Officers of the Funds (continued)

PRINCIPAL OFFICERS
Name and Age (as of 8/31/06)*	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 33	Treasurer	Re-elected by the Board annually; since February 2006	Vice President of the Adviser since February 2006; Financial Services Audit Manager, PricewaterhouseCoopers LLP, from January 2000 to February 2006.
John D. Boritzke Age: 50	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1993.
Daniel Eyre Age: 38	Anti-Money Laundering Compliance Officer	Re-elected by the Board annually; since June 2004	Manager, MIS, a division of M&I Trust, since April 2004; Programmer and Analyst, Metavante Corporation (a banking and payments technology provider), from July 2000 to April 2004.
William A. Frazier Age: 50	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1985.
Jeffrey O. Himstreet Age: 39	Secretary	Re-elected by the Board annually; since October 2005	General Counsel of M&I Wealth Management, a division of Marshall & Ilsley Corporation (a bank holding company), since August 2005; Partner, Bingham McCutchen LLP (a law firm), from December 2003 to August 2005; Associate Attorney, Bingham McCutchen LLP, from August 2000 to December 2003.
Angela M. Palmer Age: 34	Chief Compliance Officer	Re-elected by the Board annually; since August 2006	Chief Compliance Officer of the Adviser since June 2006; Vice President of M&I Trust since June 2006; Chief Compliance Officer, Secretary and Assistant Treasurer, Wasatch Funds, Inc., from September 2004 to May 2006; Director of Compliance, Wasatch Advisors, Inc., from May 2004 to May 2006; Vice President, Wasatch Advisors, Inc., from November 2004 to May 2006; Senior Compliance Administrator, Wasatch Advisors, Inc., from April 2003 to April 2004; Administration Services Manager, UMB Fund Services, Inc., from December 1999 to April 2003.

Basis for Approval of Investment Advisory Contracts

Marshall Funds, Inc. (the “Corporation”) has an investment advisory contract with M&I Investment Management Corp. (the “Adviser”) under which the Adviser manages the Marshall Funds (the “Funds”). The Adviser also has sub-advisory contracts with two sub-advisers for the management of the portfolios of Marshall International Stock Fund. The investment advisory contract and the sub-advisory contracts are referred to as the “Contracts.” The Directors of the Corporation, more than seventy percent of whom have never been affiliated with the Adviser (“Independent Directors”), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Contracts.

In connection with their most recent consideration of the Contracts, the Directors received and reviewed a substantial amount of information provided by the Adviser and its affiliate, Marshall & Ilsley Trust Company, which is the Funds’ Administrator (the “Administrator”), and by the respective sub-advisers in response to detailed requests of the Independent Directors and their independent legal counsel. They discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser, the Administrator and the sub-advisers. The Independent Directors also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the Contracts. Throughout their consideration of the Contracts the Independent Directors were advised by their independent legal counsel. The Independent Directors met on two separate occasions with management to consider the Contracts, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on August 11, 2006, based on their evaluation of the information provided by the Adviser, the Administrator and the sub-advisers and other information, the Directors determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the Administrator and, in the case of Marshall International Stock Fund, the sub-advisers, the fees charged for those services, and other matters that the Directors considered relevant in the exercise of their business judgment. At that meeting the Directors, including all of the Independent Directors, unanimously approved the continuation of the investment advisory contract for each Fund and the sub-advisory contracts for Marshall International Stock Fund, each for an additional one-year period subject to earlier termination as provided in each Contract.

In considering the continuation of the Contracts, the Directors reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Directors’ determination to approve the continuation of the Contracts are discussed separately below.

Nature, Extent and Quality of Services

The Directors reviewed the nature, extent and quality of the services provided to the Funds by the Adviser, the Administrator and the sub-advisers, taking into account the investment objective and strategy of each Fund and the knowledge the Directors gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Directors reviewed the resources and key personnel of the Adviser and sub-advisers, especially the personnel who provide investment management services to the Funds. The Directors also considered other services provided to the Funds by the Adviser and the Administrator and the sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, providing administrative services, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Directors and Director committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Directors concluded that the nature and extent of the services provided to each Fund by the Adviser and the Administrator, and to Marshall International Stock Fund by each sub-adviser, were appropriate and consistent with the terms of the respective Contracts, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser, the Administrator and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Directors considered the performance of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of the Fund’s benchmark and with the performance of comparable funds and peer groups identified by Lipper, Inc. (“Lipper”). They concluded that the performance of most Funds was good to very good,

Basis for Approval of Investment Advisory Contracts (continued)

especially in more recent periods. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided and Profits Realized by the Adviser

The Directors examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for many of the Funds, after voluntary fee waivers, were below the mean management fee rate of the funds in their respective Lipper category, and that the total expense ratio of many of the Funds were below the mean expense ratio of the funds in their respective Lipper category.

The Directors considered the methodology used by the Adviser and the sub-advisers in determining compensation payable to their portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Directors also reviewed the Adviser’s management fees for its separate account clients. Although in most instances separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Directors noted that the Adviser and the Administrator perform significant additional services for the Funds that they do not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, Director support, regulatory compliance and numerous other services, and that, in serving the Funds, the Adviser assumes many legal risks that it does not assume in servicing many of its other clients.

The Directors also considered the profitability to the Adviser and the Administrator of their relationships with each Fund. They recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital. However, based on their review they found the profitability of the Adviser and its affiliates from their relationships with the Funds not to be unreasonable.

Finally, the Directors considered the financial condition of the Adviser and each sub-adviser, which they found to be sound.

The Directors concluded that the rates of management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of Marshall International Stock Fund, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Directors also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations provided by the Adviser.

Economies of Scale

The Directors received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets for most of the Funds, without any breakpoints, the management fee paid by each Fund, after voluntary fee waivers, was below the mean management fee rate of the funds in its Lipper category; and, for those Funds whose expenses are being reduced by the voluntary waivers by the Adviser of a portion of its fees, the Adviser is subsidizing the Funds. Based on all of the information they reviewed, the Directors concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund. However, the Independent Directors will continue their periodic consideration of the fee structures for the Funds and related economies of scale.

Other Benefits to the Adviser

The Directors also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds and the use by the Adviser and the sub-advisers of commissions paid by many of the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser. The Directors concluded that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements and was likely to benefit each Fund that pays brokerage commissions. The Directors also concluded

Basis for Approval of Investment Advisory Contracts (continued)

that, other than the services provided by the Adviser pursuant to the investment advisory contract and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in evaluating the Contracts, the Directors, including all of the Independent Directors, concluded that the continuation of the investment advisory contract for each Fund, and the sub-advisory contracts for Marshall International Stock Fund, was in the best interest of the Fund and its shareholders.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.marshallfunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

Marshall Investor Services

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

1-800-236-FUND(3863)

414-287-8555

TDD: Speech and Hearing Impaired Services

1-800-209-3520

http://www.marshallfunds.com

Grand Distribution Services, LLC, Distributor

M&I Investment Management Corp., Investment Adviser

©2006 Marshall Funds, Inc.	06-321-164 (09/06)

Not FDIC Insured	No Bank Guarantee	May Lose Value

Item 2.	Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. On May 2, 2006, the Code was amended to update the individuals covered by the Code. During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has three audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: John DeVincentis, Barbara J. Pope and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

The aggregate fees billed for professional services by PricewaterhouseCoopers LLP and Ernst & Young LLP during the fiscal year 2006 and Ernst & Young LLP during the fiscal year 2005 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended August 31, 2006	$227,000
Fiscal year ended August 31, 2005	$250,000

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended August 31, 2006	$40,000
Fiscal year ended August 31, 2005	$10,000

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended August 31, 2006	$43,000
Fiscal year ended August 31, 2005	$34,000

(d) All Other Fees.

Fiscal year ended August 31, 2006	None
Fiscal year ended August 31, 2005	None

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	During the fiscal year ended August 31, 2006, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f) None.

(g)	During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics. Filed herewith.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marshall Funds, Inc.

/s/ John M. Blaser
By:	John M. Blaser
President
October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser
By:	John M. Blaser
President
(Principal Executive Officer)
October 26, 2006

/s/ Timothy M. Bonin
By:	Timothy M. Bonin
Treasurer
(Principal Financial Officer)
October 26, 2006